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                                                                  EXECUTION COPY

                                                                   EXHIBIT 10.34
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                                 $1,000,000,000

                          SENIOR BRIDGE LOAN AGREEMENT

                           Dated as of August 4, 2000

                                  By and Among

                      CHARTER COMMUNICATIONS HOLDINGS, LLC

                                       and

               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION

                                  as Borrowers

                        THE INITIAL LENDERS NAMED HEREIN

                               as Initial Lenders

                       MORGAN STANLEY SENIOR FUNDING, INC.

          as Sole Arranger, Syndication Agent and Administrative Agent

                       GOLDMAN SACHS CREDIT PARTNERS L.P.

                            as Co-Documentation Agent

                        MERRILL LYNCH CAPITAL CORPORATION

                            as Co-Documentation Agent

                                       and

                       BEAR STEARNS CORPORATE LENDING INC.

                            as Co-Documentation Agent

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                                                                  EXECUTION COPY


                                TABLE OF CONTENTS

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                                                                                                      ----
SECTION 1.        DEFINITIONS............................................................................5
     1.1    Defined Terms................................................................................5
     1.2    Computation of Time Periods.................................................................24
     1.3    Other Definitional Provisions; Pro Forma Calculations.......................................24

SECTION 2.        AMOUNT AND TERMS OF ADVANCES..........................................................26
     2.1    The Bridge Advances.........................................................................26
     2.2    Making the Advances.........................................................................26
     2.3    Repayment of Advances.......................................................................27
     2.4    Termination or Reduction of the Commitments.................................................28
     2.5    Prepayments.................................................................................28
     2.6    Interest....................................................................................29
     2.7    Agents' Fees................................................................................29
     2.8    Increased Costs, Etc........................................................................30
     2.9    Payments and Computations...................................................................30
     2.10   Taxes.......................................................................................32
     2.11   Sharing of Payments, Etc....................................................................34
     2.12   Use of Proceeds.............................................................................35
     2.13   Rollover....................................................................................35

SECTION 3.        CONDITIONS OF LENDING.................................................................37
     3.1    Conditions Precedent to Initial Borrowing...................................................37
     3.2    Conditions Precedent to Each Borrowing......................................................39
     3.3    Determinations Under Section 3.1............................................................40

SECTION 4.        REPRESENTATIONS AND WARRANTIES........................................................40
     4.1    Financial Condition.........................................................................40
     4.2    No Change...................................................................................40
     4.3    Existence; Compliance with Law..............................................................40
     4.4    Power; Authorization; Enforceable Obligations...............................................41
     4.5    No Legal Bar................................................................................41
     4.6    Litigation..................................................................................41
     4.7    No Default..................................................................................42
     4.8    Ownership of Property; Liens................................................................42
     4.9    Intellectual Property.......................................................................42
     4.10   Taxes.......................................................................................42
     4.11   Federal Regulations.........................................................................42
     4.12   Labor Matters...............................................................................43
     4.13   ERISA.......................................................................................43

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
     4.14   Investment Company Act; Other Regulations...................................................43
     4.15   Use of Proceeds.............................................................................43
     4.16   Environmental Matters.......................................................................43
     4.17   Certain Cable Television Matters............................................................44
     4.18   Accuracy of Information, etc................................................................45
     4.19   Solvency....................................................................................45

SECTION 5.        AFFIRMATIVE COVENANTS.................................................................45
     5.1    Financial Statements........................................................................46
     5.2    Certificates; Other Information.............................................................46
     5.3    Payment of Obligations......................................................................47
     5.4    Maintenance of Existence; Compliance........................................................47
     5.5    Maintenance of Property; Insurance..........................................................47
     5.6    Inspection of Property; Books and Records; Discussions......................................47
     5.7    Notices.....................................................................................47
     5.8    Environmental Laws..........................................................................48
     5.9    ERISA Reports...............................................................................48
     5.10   ERISA, etc..................................................................................49
     5.11   Rollover Indenture and Registration Rights Agreement........................................49

SECTION 6.        NEGATIVE COVENANTS....................................................................50
     6.1    Financial Condition Covenants...............................................................50
     6.2    Indebtedness................................................................................50
     6.3    Liens.......................................................................................51
     6.4    Fundamental Changes.........................................................................52
     6.5    Asset Sales.................................................................................52
     6.6    Restricted Payments.........................................................................54
     6.7    Investments.................................................................................55
     6.8    Certain Payments and Modifications Relating to Indebtedness and Management Fees.............56
     6.9    Transactions with Affiliates................................................................58
     6.10   Sales and Leasebacks........................................................................58
     6.11   Changes in Fiscal Periods...................................................................58
     6.12   Negative Pledge Clauses.....................................................................58
     6.13   Clauses Restricting Subsidiary Distributions................................................59
     6.14   Lines of Business...........................................................................59

SECTION 7.        EVENTS OF DEFAULT.....................................................................59
     7.1    Events of Default...........................................................................59

SECTION 8.        THE AGENTS............................................................................63
     8.1    Appointment.................................................................................63
     8.2    Agents' Reliance, Etc.......................................................................63


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
     8.3    Morgan Stanley and Affiliates...............................................................64
     8.4    Lender Credit Decision......................................................................64
     8.5    Indemnification.............................................................................64
     8.6    Successor Agents............................................................................65

SECTION 9.        MISCELLANEOUS.........................................................................66
     9.1    Amendments and Waivers......................................................................66
     9.2    Notices.....................................................................................67
     9.3    No Waiver; Cumulative Remedies..............................................................67
     9.4    Survival of Representations and Warranties..................................................67
     9.5    Payment of Expenses and Taxes...............................................................67
     9.6    Binding Effect..............................................................................69
     9.7    Assignments and Participations..............................................................70
     9.8    Set-off.....................................................................................73
     9.9    Counterparts................................................................................73
     9.10   Severability................................................................................73
     9.11   Integration.................................................................................73
     9.12   GOVERNING LAW...............................................................................74
     9.13   Jurisdiction, Etc...........................................................................74
     9.14   Acknowledgments.............................................................................74
     9.15   Confidentiality.............................................................................75
     9.16   WAIVERS OF JURY TRIAL.......................................................................75


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                  SENIOR BRIDGE LOAN AGREEMENT, dated as of August 4, 2000,
among Charter Communications Holdings, LLC, a Delaware limited liability company ("Charter Holdings"), Charter Communications Holdings Capital Corporation, a Delaware corporation ("Charter Capital," together with Charter Holdings, the "Borrowers"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the initial lenders (the "Initial Lenders"), Morgan Stanley Senior Funding, Inc. ("Morgan Stanley"), as sole arranger (in such capacity, the "Sole Arranger"), Morgan Stanley, as syndication agent (together with any successor syndication agent appointed pursuant to Section 8, the "Syndication Agent"), Morgan Stanley, as administrative agent (together with any successor administrative agent appointed pursuant to Section 8, the "Administrative Agent" and, together with the Syndication Agent, the "Agents") for the Lenders (as hereinafter defined) and Goldman Sachs Credit Partners L.P. ("Goldman Sachs"), Merrill Lynch Capital Corporation ("Merrill Lynch") and Bear Stearns Corporate Lending Inc. as co-documentation agents (together with Goldman Sachs and Merrill Lynch, the "Co-Documentation Agents").

                              W I T N E S S E T H :

                  WHEREAS, the Borrowers have requested the Lenders to lend to the Borrowers up to $1,000,000,000 to pay revolving credit loans, and to finance capital expenditures, of the Subsidiaries of Charter Holdings, and the Lenders have indicated their willingness to do so on the terms and conditions set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   SECTION 1.

                                   DEFINITIONS

                  1.1 Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

                  "Accumulated Benefit Obligations": the actuarial present value of the accumulated benefit obligations under any Plan, calculated in a manner consistent with Statement No. 87 of the Financial Accounting Standards Board.

                  "Administrative Agent": as defined in the preamble to this Agreement.

                  "Administrative Agent's Account": the account of the Administrative Agent as the Administrative Agent shall specify in writing to the Lenders.

                  "Advance": a Bridge Advance or a Term Advance.




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                  "Affiliate": as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "Agents": as defined in the preamble to this Agreement.

                  "Agreement": this Senior Bridge Loan Agreement, as amended, supplemented or otherwise modified from time to time.

                  "Annualized Operating Cash Flow": for any fiscal quarter, an amount equal to Consolidated Operating Cash Flow for such period multiplied by four.

                  "Applicable Interest Rate": (x) in respect of the first Borrowing hereunder, a rate per annum equal to the bid-side yield (as determined by the Administrative Agent whose determination shall be conclusive and binding for all purposes, absent manifest error), as of the date of such Borrowing, on the Senior Notes less 0.25% (provided that if any or all of the Bridge Advances relating to the first Borrowing are outstanding (i) on the first Step-Up Date, the Applicable Interest Rate in respect of such Bridge Advances shall increase on such first Step-Up Date by 1.25% and (ii) on each subsequent Step-Up Date, the Applicable Interest Rate in respect of such Bridge Advances shall increase by 0.50% per annum), (y) in respect of the second Borrowing hereunder, a rate per annum equal to the greater of (i) the Applicable Interest Rate on the date of such Borrowing in respect of the Bridge Advances relating to the first Borrowing hereunder and (ii) the bid-side yield (as determined by the Administrative Agent whose determination shall be conclusive and binding for all purposes, absent manifest error), as of the date of such Borrowing, on the Senior Notes (provided that if any or all of the Bridge Advances relating to the second Borrowing are outstanding on any Step-Up Date, the Applicable Interest Rate in respect of such Bridge Advances shall increase by the same amount as the Applicable Interest Rate in respect of the Bridge Advances related to the first Borrowing hereunder are or would be required to increase on such date) and (z) in respect of Term Advances, a rate per annum equal to the sum of (i) the greater of (A) the Applicable Interest Rate on the Initial Maturity Date in respect of the Bridge Advances related to the first Borrowing hereunder and (B) the Applicable Interest Rate on the Initial Maturity Date in respect of the Bridge Advances related to the second Borrowing hereunder and (ii) 0.50% per annum (provided that if any or all of the Term Advances are outstanding on any Term Advance Step-Up Date, the Applicable Interest Rate in respect of the Term Advances shall increase by 0.50% per annum on such Term Advance Step-Up Date); provided, however, that in no event shall any Applicable Interest Rate in respect of Bridge Advances or Term Advances be less than 9.0% per

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annum or greater than 15.0% per annum (except that the Applicable Interest Rate on Term Advances is subject to increase to the extent of any special interest payable thereon in accordance with the provisions of the Registration Rights Agreement).

                  "Approved Fund": with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "Asset Sale": any Disposition of property or series of related Dispositions of property, or the issuance of Equity Interests by any Subsidiary (including for this purpose Charter Capital) or the sale of Equity Interests in any Subsidiary (including for this purpose Charter Capital), except that the following shall not be deemed to be Asset Sales (a) sales of inventory in the ordinary course of business, (b) the Disposition of obsolete or worn-out property in the ordinary course of business, (c) any transfer of property between or among Charter Holdings and its Subsidiaries, (d) the sale or issuance of any Subsidiary's Equity Interests to Charter Holdings or to any Subsidiary of Charter Holdings and (e) Exchanges pursuant to which no consideration in the form of cash or Cash Equivalent is received by Charter Holdings or any Subsidiary of Charter Holdings.

                  "Assignment and Acceptance": an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 9.7 and in substantially the form of Exhibit C hereto.

                  "Authorizations": all filings, recordings and registrations with, and all validations or exemptions, approvals, orders, authorizations, consents, Licenses, certificates and permits from, the FCC, applicable public utilities and other Governmental Authorities, including, without limitation, CATV Franchises, FCC Licenses and Pole Agreements.

                  "Board": the Board of Governors of the Federal Reserve System of the United States (or any successor).

                  "Borrowers":  as defined in the preamble to this Agreement.

                  "Borrowers' Account": the account of Charter Holdings maintained by Charter Holdings as Charter Holdings shall specify in writing to the Administrative Agent.

                  "Borrowing": a borrowing consisting of simultaneous Bridge Advances made by the Lenders.

                  "Borrowing Date": any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Advances hereunder.

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                  "Bridge Advance":  as defined in Section 2.1.

                  "Bridge Note": a joint and several promissory note of the Borrowers payable to the order of any Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrowers to such Lender resulting from the Bridge Advances made by such Lender, as amended.

                  "Business":  as defined in Section 4.16(b).

                  "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

                  "Capital Lease Obligations": as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

                  "Cash Equivalents": (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at the time of acquisition at least A-1 by Standard & Poor's Ratings Services ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at the time of acquisition at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial


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bank satisfying the requirements of clause (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                  "CATV Franchise": collectively, with respect to the Borrowers and their Subsidiaries, (a) any franchise, license, permit, wire agreement or easement granted by any political jurisdiction or unit or other local, state or federal franchising authority (other than licenses, permits and easements not material to the operations of a CATV System) pursuant to which such Person has the right or license to operate a CATV System and (b) any law, regulation, ordinance, agreement or other instrument or document setting forth all or any part of the terms of any franchise, license, permit, wire agreement or easement described in clause (a) of this definition.

                  "CATV System": any cable distribution system owned or acquired by either Borrower or any of their Subsidiaries which receives audio, video, digital, other broadcast signals or information or telecommunications by cable, optical, antennae, microwave or satellite transmission and which amplifies and transmits such signals to customers of either Borrower or any of their Subsidiaries.

                  "CCI":  Charter Communications, Inc., a Delaware corporation.

                  "Change of Control": the occurrence of any of the following:
(a) the Paul Allen Group shall cease to have the power, directly or indirectly, to vote or direct the voting of at least 51% (determined on a fully diluted basis) of the Voting Interests of either Borrower; (b) the Paul Allen Group shall cease to own of record and beneficially, directly or indirectly, Equity Interests of either Borrower representing at least 25% (determined on a fully diluted basis) of the economic interests therein; or (c) a Specified Change of Control shall occur.

                  "Charter Capital": as defined in the preamble to this Agreement.

                  "Charter Holdings": as defined in the preamble to this Agreement.

                  "Code": the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated and rulings issued thereunder.

                  "Commitment": with respect to any Lender at any time, the amount set forth opposite such Lender's name on Schedule 1 hereto under the caption "Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.7(d) as such Lender's "Commitment", as such amount may be reduced at or prior to such time pursuant to
Section 2.4.

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                  "Commitment Letter": the commitment letter dated April 28,
2000 among the Borrowers, the Administrative Agent, Goldman Sachs Credit Partners L.P., Merrill Lynch Capital Corporation and Bear Stearns Corporate Lending Inc.

                  "Commonly Controlled Entity": an entity, whether or not incorporated, that is under common control with either Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes one of the Borrowers and that is treated as a single employer under Section 414 of the Code.

                  "Compliance Certificate": a certificate duly executed by a Responsible Officer substantially in the form of Exhibit G.

                  "Consolidated Interest Coverage Ratio": as of the last day of any period, the ratio of (a) Consolidated Operating Cash Flow for the fiscal quarter ending on such day multiplied by four to (b) Consolidated Interest Expense for the period of four consecutive fiscal quarters ending on such day.

                  "Consolidated Interest Expense": for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of the Subsidiaries of Charter Holdings for such period with respect to all outstanding Indebtedness of the Subsidiaries of Charter Holdings (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).

                  "Consolidated Leverage Ratio": as of the last day of any period, the ratio of (a) Consolidated Total Debt on such day to (b) Annualized Operating Cash Flow determined in respect of the fiscal quarter ending on such day.

                  "Consolidated Net Income": for any period, the consolidated net income (or loss) of the Subsidiaries of Charter Holdings, determined on a consolidated basis in accordance with GAAP; provided that, GAAP to the contrary notwithstanding, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Charter Holdings or is merged into or consolidated with any Subsidiary of Charter Holdings, (b) the income (or deficit) of any Person (other than a Subsidiary of Charter Holdings) in which a Subsidiary of Charter Holdings has an ownership interest, except to the extent that any such income is actually received by such Subsidiary in the form of dividends or similar distributions, (c) the undistributed earnings of any Subsidiary of Charter Holdings to the extent that such undistributed earnings are excluded from the definition of consolidated net income under the Existing Credit Agreement to which such Subsidiary is a party or is subject and
(d) whether or not distributed, the income of any Non-Recourse Subsidiary.

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                  "Consolidated Operating Cash Flow": as applied to the
Subsidiaries of Charter Holdings, on a consolidated basis, in respect of any period, the sum of the Consolidated Net Income for such period plus Consolidated Interest Expense, depreciation, amortization, tax expense, management fees expensed during such period, deferred compensation expenses, and other non-cash or non-recurring expenses deducted in determining such Consolidated Net Income; provided that extraordinary gains or losses shall not be taken into account in determining Consolidated Net Income for purposes of determining Consolidated Operating Cash Flow, and gains or losses from the sale of assets and investment activities shall be excluded from such calculation; and, provided, further, that payments in respect of the redemption of management participation units in the ordinary course of business shall be deemed to be a non-recurring expense.

                  "Consolidated Total Debt": at any date, the aggregate principal amount of all Indebtedness (other than any contingent obligations for standby letters of credit entered into in the ordinary course of business such as in lieu of bonds, security deposits and the like) of the Subsidiaries of Charter Holdings at such date, determined on a consolidated basis in accordance with GAAP.

                  "Contractual Obligation": as to any Person, any provision of any debt or equity security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Conversion Default": any Event of Default or any Default under Section 7.1(a), (c), (e), (f), (h), (i), (j) and (k).

                  "Default": any of the events specified in Section 7.1, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                  "Disposition": with respect to any property, any sale, lease (other than leases in the ordinary course of business, including leases of excess office space and fiber leases), sale and leaseback, assignment, conveyance, transfer or other disposition thereof, including pursuant to an exchange for other property. The terms "Dispose" and "Disposed of" shall have correlative meanings.

                  "Dollars" and "$": dollars in lawful currency of the United States.

                  "Effective Date": the date of the initial Borrowing under this Agreement.

                  "Eligible Assignee": (x) any commercial bank or financial institution (including, without limitation, any fund that regularly invests in loans similar to the Advances) as approved by the Administrative Agent and (so long as no Event of Default has occurred and is continuing at the time of such assignment pursuant to Section 9.7) by the Borrowers (such approvals not to be unreasonably withheld or delayed) or (y) an

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Affiliate or an Approved Fund of a Lender; provided, however, that neither any
Borrower nor any Affiliate of a Borrower shall qualify as an Eligible Assignee under this definition.

                  "Engagement Letter": the engagement letter dated April 28, 2000 among the Borrowers, Morgan Stanley & Co. Incorporated, Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns & Co. Inc.

                  "Environmental Laws": any and all foreign, federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

                  "Equity Interests": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all classes of membership interests in a limited liability company, any and all classes of partnership interests in a partnership and any and all other equivalent ownership interests in a Person, and any and all warrants, rights or options to purchase any of the foregoing.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated and rulings issued thereunder.

                  "Events of Default":  as defined in Section 7.1.

                  "Excess Proceeds":  as defined in Section 6.5(a).

                  "Exchange": any exchange of operating assets for other operating assets in a Permitted Line of Business and, subject to the last sentence of this definition, of comparable value and use to those assets being exchanged, including exchanges involving the transfer or acquisition (or both transfer and acquisition) of Equity Interests of a Person so long as 100% of the Equity Interests of such Person are transferred or acquired, as the case may be. It is understood that exchanges of the kind described above as to which a portion of the consideration paid or received is in the form of cash or Cash Equivalent shall nevertheless constitute "Exchanges" for the purpose of this Agreement so long as the aggregate consideration received by the Borrowers and their Subsidiaries in connection with such exchange represents fair market value for the assets and cash being transferred by the Borrowers and their Subsidiaries.

                  "Existing CC V Credit Agreement": the Credit Agreement, dated as of November 15, 1999, as amended, among Avalon Cable LLC; CC Michigan, LLC; CC New England, LLC; the several banks and other financial institutions or entities parties thereto; First Union National Bank and PNC Bank, National Association, as


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syndication agents; Bank of Montreal, Chicago Branch and Mercantile Bank
National Association, as co-documentation agents; and Bank of Montreal, as administrative agent; as, except as provided in Section 6.5(d), the same may be amended from time to time in accordance with the terms thereof and Section 6.8(b) of this Agreement.

                  "Existing CC VI Credit Agreement": the Credit Agreement, dated as of November 12, 1999, among CC VI Holdings, LLC; CC VI Operating Company, LLC; the several banks and other financial institutions or entities parties thereto; Citibank, N.A. and ABN AMRO Bank N.V., as documentation agents; Chase Securities Inc. and Banc of America Securities LLC, as syndication agents; and Toronto Dominion (Texas), Inc., as administrative agent; as, except as provided in Section 6.5(d), the same may be amended from time to time in accordance with the terms thereof and Section 6.8(b) of this Agreement.

                  "Existing CC VII Credit Agreement": the Credit Agreement, dated as of June 30, 1998, as amended and restated as of November 12, 1999, among Falcon Cable Communications, LLC; the guarantors parties thereto; the lenders parties thereto; Bank-Boston, N.A., as documentation agent; Toronto Dominion (Texas), Inc., as administrative agent; Bank of America, N.A., as syndication agent; and The Chase Manhattan Bank, as co-syndication agent; as, except as provided in Section 6.5(d), the same may be amended from time to time in accordance with the terms thereof and Section 6.8(b) of this Agreement; provided that, if such Credit Agreement has been amended and restated in its entirety or replaced with a new credit agreement in accordance with the proviso of Section 6.8(b) of this Agreement, the term "Existing CC VII Credit Agreement" shall refer to such amended and restated or replacement credit agreement as, except as provided in Section 6.5(d), the same may be modified from time to time in accordance with the terms thereof and Section 6.8(b) of this Agreement.

                  "Existing CC VIII Credit Agreement": the Credit Agreement, dated as of February 2, 1999, as Amended and Restated as of February 14, 2000, among CC VIII Holdings, LLC; CC VIII Holdings, LLC; the several banks and other financial institutions or entities parties thereto; Bank of Nova Scotia, The Bank of New York, Inc. and Banc of America Securities LLC, as documentation agents; Chase Securities Inc., as syndication agent; and Toronto Dominion (Texas) Securities Inc., as administrative agent; as, except as provided in
Section 6.5(d), the same may be amended from time to time in accordance with the terms thereof and Section 6.8(b) of this Agreement.

                  "Existing Charter Operating Credit Agreement": the Credit Agreement, dated as of March 18, 1999, as amended, among Charter Holdings; Marcus Cable Company, LLC; Charter Communications Operating, LLC; Marcus Cable Operating Company, LLC; the several banks and other financial institutions or entities parties thereto; Toronto Dominion (Texas), Inc., Fleet Bank, N.A. and Credit Lyonnais New York Branch, as documentation agents; Chase Securities Inc., Nationsbanc

Montgomery Securities LLC and TD Securities (USA) Inc., as syndication agents; and Nationsbank, N.A. and The Chase Manhattan Bank, as administrative agents; as, except as provided in Section 6.5(d), the same may be amended from time to time in accordance with the terms thereof and Section 6.8(b) of this Agreement.

                  "Existing Credit Agreements": the Existing CC V Credit Agreement, the Existing CC VI Credit Agreement, the Existing CC VII Credit Agreement, the Existing CC VIII Credit Agreement and the Existing Charter Operating Credit Agreement; and the term "Existing Credit Agreement" means any of such Existing Credit Agreements to which a Subsidiary is a party or is subject.

                  "Existing Indentures": the indentures governing the Existing Notes as the same may be amended from time to time in accordance with the terms thereof and Section 6.8(b) of this Agreement.

                  "Existing Notes": the 10.00% Senior Notes due 2009, 10.25% Senior Notes due 2010 and 11.75% Senior Discount Notes due 2010 of the Borrowers issued on January 12, 2000 and the 8.250% Senior Notes due 2007, 8.625% Senior Notes due 2009 and 9.920% Senior Discount Notes due 2011 of the Borrowers issued on March 17, 1999.

                  "Existing Notes Portion":  as defined in Section 6.5(b).

                  "Facility": at any time, the aggregate amount of the Lenders' Commitments at such time.

                  "FCC": the Federal Communications Commission and any successor thereto.

                  "FCC License": any community antenna relay service, broadcast auxiliary license, earth station registration, business radio, microwave or special safety radio service license issued by the FCC pursuant to the Communications Act of 1934, as amended.

                  "Federal Funds Rate": for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

                  "Fee Letter": the fee letter dated April 28, 2000 among the Borrowers, the Administrative Agent, Goldman Sachs Credit Partners L.P., Merrill Lynch Capital Corporation and Bear Stearns Corporate Lending Inc.

                  "Final Maturity Date": the ten year anniversary date of the date on which the initial Borrowing is made.

                  "Flow-Through Entity": any Person that is not treated as a separate tax paying entity for United States federal income tax purposes.

                  "GAAP": generally accepted accounting principles in the United States as in effect from time to time, except that for purposes of Section 6.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements delivered pursuant to Section 3.1. In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrowers and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating Charter Holdings' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrowers, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "Accounting Changes" refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

                  "Governmental Authority": any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

                  "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term "Guarantee Obligation" shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrowers in good faith.

                  "Hedge Agreements": all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

                  "Holdco": Charter Communications Holding Company, LLC, a Delaware limited partnership.

                  "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party under acceptances, letters of credit, surety bonds or similar arrangements, (g) the liquidation value of all redeemable preferred Equity Interests of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above,
(i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, and (j) for the purposes of
Section 7.1(e) only, all obligations of such Person in respect of Hedge Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

                  "Indemnified Costs":  as defined in Section 8.5(a).

                  "Indemnified Liabilities":  as defined in Section 9.5(d).

                  "Indemnitee":  as defined in Section 9.5(d).

                  "Initial Lenders": as defined in the preamble to this Agreement.

                  "Initial Maturity Date": the one year anniversary date of the date on which the initial Borrowing is made.

                  "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "Insolvent":  pertaining to a condition of Insolvency.

                  "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "Investments":  as defined in Section 6.7.

                  "Lenders": the Initial Lenders and each Person that shall become a Lender hereunder pursuant to Section 9.7 for so long as such Initial Lender or Person, as the case may be, shall be a party to this Agreement.

                  "Lending Office": with respect to any Lender, the office of such Lender specified as its "Lending Office" opposite its name on Schedule 1 hereto or in the Assignment and Acceptance pursuant to which it became a Lender, as the case may be, or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Administrative Agent.

                  "License": as to any Person, any license, permit, certificate of need, authorization, certification, accreditation, franchise, approval, or grant of rights by any Governmental Authority or other Person necessary or appropriate for such Person to own, maintain, or operate its business or property, including FCC Licenses.

                  "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

                  "Loan Documents": (i) this Agreement, (ii) the Notes, (iii) the Rollover Indenture (when executed and delivered under this Agreement), (iv) the Registration Rights Agreement (when executed and delivered under this Agreement), (v) the Fee Letter, (vi) the Engagement Letter and (vii) the Commitment Letter, in each case as amended.

                  "Management Fee Agreements": Second Amended Management Agreement, dated as of November 9, 1999, by and among Charter Investment, Inc., Charter Communications, Inc. and Charter Communications Operating, LLC; Management Agreement, dated as of November 12, 1999, by and between CC VI Operating Company, LLC and Charter Communications, Inc.; Management Agreement, dated as of November 12, 1999, by and between Falcon Cable Communications, LLC and Charter Communications, Inc.; Management agreement dated as of February 14, 2000, by and between CC VIII Operating, LLC, certain subsidiaries of CC VIII Operating, LLC and Charter Communications, Inc.; and Schedule I to the limited liability agreement, dated November 15, 1999, of CC Michigan, LLC and CC New England, LLC; as the same may be amended from time to time in accordance with the terms thereof and Section 6.8(d) of this Agreement.

                  "Material Acquisition": any acquisition of property or series of related acquisitions of property that (i) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the Equity Interests of a Person and (ii) involves the payment of consideration by any Subsidiary of Charter Holdings in excess of $1,000,000.

                  "Material Adverse Effect": a material adverse effect on (a) the business, property, operations or condition (financial or otherwise) of the Borrowers and their Subsidiaries taken as a whole, (b) the validity or enforceability of any material provision of this Agreement or any of the other Loan Documents or (c) the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

                  "Material Disposition": any Disposition of property or series of related Dispositions of property that yields gross proceeds to any Subsidiary of Charter Holdings in excess of $1,000,000.

                  "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

                  "Morgan Stanley": as defined in the preamble to this Agreement.

                  "Multiemployer Plan": a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "Net Cash Proceeds": (a) in connection with any Asset Sale, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of Equity Interests or any incurrence of Indebtedness, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

                  "Non-Recourse Subsidiary": (a) any Subsidiary created, acquired or activated by Charter Holdings or any of its Subsidiaries in connection with any Investment made pursuant to Section 6.7(g) and designated as such by Charter Holdings substantially concurrently with such creation, acquisition or activation and (b) any Subsidiary of such designated Subsidiary, provided that (i) at no time shall any creditor of any such Subsidiary have any claim (whether pursuant to a Guarantee Obligation, by operation of law or otherwise) against either Borrower or any other Subsidiary of Charter Holdings (other than another Non-Recourse Subsidiary) in respect of any Indebtedness or other obligation of any such Subsidiary (other than in respect of a non-recourse pledge of Equity Interests in such Subsidiary); (ii) neither Borrower nor any Subsidiary of Charter Holdings (other than another Non-Recourse Subsidiary) shall become a general partner of any such Subsidiary; (iii) no default with respect to any Indebtedness of any such

Subsidiary (including any right which the holders thereof may have to take enforcement action against any such Subsidiary) shall permit (upon notice, lapse of time or both) any holder of any Indebtedness of either Borrower or any other Subsidiary of Charter Holdings (other than another Non-Recourse Subsidiary) to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity; (iv) no such Subsidiary shall own any Equity Interests of, or own or hold any Lien on any property of, either Borrower or any other Subsidiary of Charter Holdings (other than another Non-Recourse Subsidiary); (v) no Investments may be made in any such Subsidiary by either Borrower or any Subsidiary of Charter Holdings (other than another Non-Recourse Subsidiary) except pursuant to Section 6.7(g); (vi) neither Borrower shall directly own any Equity Interests in such Subsidiary; and
(vii) at the time of such designation, no Default or Event of Default shall have occurred and be continuing or would result therefrom. It is understood that Non-Recourse Subsidiaries shall be disregarded for the purposes of any calculation pursuant to this Agreement relating to financial matters with respect to the Borrowers and the Subsidiaries of Charter Holdings.

                  "Note":  a Bridge Note, a Term Note or a Rollover Note.

                  "Notice of Borrowing":  as defined in Section 2.2(a).

                  "Obligation": with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in
Section 7.1(f). Without limiting the generality of the foregoing, the Obligations of the Borrowers under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by the Borrowers under any Loan Document and (b) the obligation of the Borrowers to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of the Borrowers.

                  "Other Taxes":  as defined in Section 2.10(b).

                  "Paul Allen Group": the collective reference to (a) Paul G. Allen, (b) his estate, spouse, immediate family members and heirs and (c) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners or other owners of which consist exclusively of Paul G. Allen or such other Persons referred to in clause (b) above or a combination thereof.

                   "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

                   "Permitted Lines of Business":  as defined in Section 6.14.

                   "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan": at a particular time, any employee pension benefit plan subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA or any welfare plan providing post-employment healthcare benefits, and in respect of which either Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                   "Pole Agreement": any pole attachment agreement or underground conduit use agreement entered into in connection with the operation of any CATV System.

                  "Pro Forma Period":  as defined in Section 1.3(e).

                  "Properties":  as defined in Section 4.16(a).

                  "Register":  as defined in Section 9.7(d).

                   "Registration Rights Agreement": if and when entered into, the Registration Rights Agreement, in substantially the form of Exhibit D hereto, executed by the Borrowers and the Administrative Agent, as amended from time to time in accordance with the terms thereof.

                  "Regulation U": Regulation U of the Board as in effect from time to time.

                   "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

                   "Reportable Event": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. ss.4043.

                  "Required Lenders": at any time, Lenders owed or holding at least a majority in interest of the aggregate principal amount of the Advances outstanding at such time, or, if no such principal amount is outstanding at such time, Lenders holding at least a majority in interest of the aggregate of the Commitments.

                  "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible Officer": the chief executive officer, president or chief financial officer of Charter Holdings (and of Charter Capital for purposes of certificates delivered under Section 5.2), but in any event, with respect to financial matters, any of the chief financial officer or any other financial officer of Charter Holdings (and of Charter Capital for purposes of certificates delivered under Section 5.2).

                  "Restricted Payments":  as defined in Section 6.6.

                  "Rollover":  as defined in Section 2.13(a).


                  "Rollover Indenture": if and when entered into, the senior note indenture substantially in the form of Exhibit E hereto, executed by the Borrowers and a trustee thereunder, as amended from time to time in accordance with the terms thereof.

                  "Rollover Note":  as defined in Section 2.13(b).

                  "Sale and Leaseback Transaction":  as defined in Section 6.10.

                   "SEC": the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

                   "Senior Notes": the 10.25% Senior Notes due 2010 issued by the Borrowers.

                   "Shared Excess Proceeds": as defined in Section 6.5(b).

                   "Shell Subsidiary": any Subsidiary of either Borrower that is a "shell" company having (a)assets (either directly or through any Subsidiary or other Equity Interests) with an aggregate value not exceeding $10,000 and (b) no operations.

                   "Single Employer Plan": any Plan that is covered by Title IV of ERISA, but that is not aMultiemployer Plan.

                  "Solvent": when used with respect to any Person, means that as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition,
(i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

                  "Specified Change of Control": a "Change of Control" or any defined term having a comparable purpose contained in the Existing Indentures or any other Indebtedness of either Borrower having an aggregate outstanding principal amount in excess of $25,000,000.

                   "Step-Up Date": in respect of the Bridge Advances, each 90 day anniversary of the date of the initial Borrowing hereunder.

                  "Subsidiary": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person; provided that (x) Non-Recourse Subsidiaries shall be deemed not to constitute "Subsidiaries" for the purpose of this Agreement (other than the definition of "Non-Recourse Subsidiary") and (y) Charter Capital shall be deemed not to constitute a "Subsidiary" of Charter Holdings for purposes of this Agreement (unless otherwise specified). Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Charter Holdings.

                  "Taxes":  as defined in Section 2.10(a).

                  "Term Advance":  as defined in Section 2.13(a).

                  "Term Advance Step-Up Date": in respect of the Term Advances, each 90 day anniversary of the date of the making of the Term Advances.

                  "Termination Date": in respect of the Bridge Advances, the earlier of the Initial Maturity Date and the date of termination in whole of the Commitments pursuant to Section 2.4 or 7.1, and in respect of the Term Advances, the earlier of the Final Maturity Date and the date of termination in whole of the Commitments pursuant to Section 2.4 or 7.1.

                  "Term Note": a joint and several promissory note of the Borrowers payable to the order of any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the aggregate indebtedness of the Borrowers to such Lender resulting from the Term Advances owing to such Lender as amended.

                  "Test Period":  as defined in Section 1.3(e).

                  "United States":  the United States of America.

                  "Unused Bridge Commitment": with respect to any Lender at any time, the amount of such Lender's Commitment to make Bridge Advances (without giving effect to any reduction in such Commitment hereunder) minus the aggregate principal amount of all Bridge Advances made by such Lender.

                  "Voting Interests": shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  1.2 Computation of Time Periods. In this Agreement and the other Loan Documents in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                  1.3 Other Definitional Provisions; Pro Forma Calculations. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

                  (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to the Borrowers and the Subsidiaries of Charter Holdings not defined in Section 1.1 and accounting terms partly defined in
Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation", (iii) the word "incur" shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words "incurred" and "incurrence" shall have correlative meanings), and (iv) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Equity Interests, securities, revenues, accounts, leasehold interests, contract rights and any other "assets" as such term is defined under GAAP.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                  (e) For the purposes of calculating Annualized Operating Cash Flow, Consolidated Operating Cash Flow and Consolidated Interest Expense for any period (a "Test Period"), (i) if at any time from the period (a "Pro Forma Period") commencing on the second day of such Test Period and ending on the last day of such Test Period (or, in the case of any pro forma calculation made pursuant hereto in respect of a particular transaction, ending on the date such transaction is consummated and, unless otherwise expressly provided herein, after giving effect thereto), any Subsidiary of Charter Holdings shall have made any Material Disposition, the Consolidated Operating Cash Flow for such Test Period shall be reduced by an amount equal to the Consolidated Operating Cash Flow (if positive) attributable to the property which is the subject of such Material Disposition for such Test Period or increased by an amount equal to the Consolidated Operating Cash Flow (if negative) attributable thereto for such Test Period, and Consolidated Interest Expense for such Test Period shall be reduced by an amount equal to the Consolidated Interest Expense for such Test Period attributable to any Indebtedness of any Subsidiary of Charter Holdings repaid, repurchased, defeased or otherwise discharged with respect to the Subsidiaries of Charter Holdings in connection with such Material Disposition (or, if the Equity Interests of any Subsidiary of Charter Holdings are sold, the Consolidated Interest Expense for such Test Period directly attributable to the Indebtedness of such Subsidiary to the extent the continuing Subsidiaries of Charter Holdings are no longer liable for such Indebtedness after such Disposition); (ii) if during such Pro Forma Period any Subsidiary of Charter Holdings shall have made a Material Acquisition, Consolidated Operating Cash Flow and Consolidated Interest Expense for such Test Period shall be calculated after giving pro forma effect thereto (including the incurrence or assumption of any Indebtedness in connection therewith) as if such Material Acquisition (and the incurrence or assumption of any such Indebtedness) occurred on the first day of such Test Period; (iii) if during such Pro Forma Period any Person that subsequently became a Subsidiary of Charter Holdings or was merged with or into any Subsidiary of Charter Holdings since the beginning of such Pro Forma Period shall have entered into any disposition or acquisition transaction that would have required an adjustment pursuant to clause (i) or
(ii) above if made by a Subsidiary of Charter Holdings during such Pro Forma Period, Consolidated Operating Cash Flow and Consolidated Interest Expense for such Test Period shall be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such Test Period; and (iv) in the case of determinations in connection with transactions involving the incurrence of Indebtedness, Consolidated Interest Expense shall be calculated after giving pro forma effect thereto (and all other incurrences of Indebtedness during such Pro Forma Period) as if such Indebtedness was incurred on the first day of such Test Period. For the purposes of this paragraph, pro forma calculations regarding the amount of income or earnings relating to any Material Disposition or Material Acquisition and the amount of Consolidated Interest Expense associated with any discharge or incurrence of Indebtedness shall in each case be determined in good faith by a Responsible Officer of Charter Holdings. If any Indebtedness bears a floating rate of interest and the incurrence or assumption thereof is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the last day of the relevant Pro Forma Period had been the applicable rate for the entire relevant Test Period (taking into account any interest rate protection agreement applicable to such Indebtedness if such interest rate protection agreement has a remaining term in excess of 12 months).

                                   SECTION 2.

                          AMOUNT AND TERMS OF ADVANCES

                  2.1 The Bridge Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make two advances (each, a "Bridge Advance") to the Borrowers on any Business Day during the period from the date hereof until October 14, 2000 in an amount for each such Bridge Advance not to exceed such Lender's Unused Bridge Commitment at such time. Each Borrowing shall be in an aggregate amount of $250,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Bridge Advances made simultaneously by the Lenders ratably according to their Commitments. Amounts borrowed under this Section 2.1 and repaid or prepaid may not be reborrowed.

                  2.2 Making the Advances. (a) Each Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Borrowing, by the Borrowers to the Administrative Agent, which shall give to each Lender prompt notice thereof by telex or telecopier. Each such notice of a Borrowing (a "Notice of Borrowing") shall be in writing, or by telephone, confirmed immediately in writing, or telex or telecopier, in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing and (ii) aggregate amount of such Borrowing. Each Lender shall, before 11:00 A.M. (New York City time) on the date of such Borrowing, make available for the account of its Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments of such Lender and the other Lenders. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Section 3, the Administrative Agent will make such funds available to the Borrowers by crediting the Borrowers' Account.

                  (b) Each Notice of Borrowing shall be irrevocable and binding on the Borrowers. The Borrowers shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified for such Borrowing in such Notice of Borrowing the applicable conditions set forth in Section 3, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

                  (c) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.2 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender, severally, and the Borrowers, jointly and severally, agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrowers, the interest rate applicable at such time under Section 2.6(a) to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing for all purposes of this Agreement.

                  (d) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

                  2.3 Repayment of Advances. (a) Bridge Advances. Subject to the provisions of Section 2.13, the Borrowers shall repay to the Administrative Agent for the ratable account of Lenders the aggregate outstanding principal amount of the Bridge Advances on the Termination Date in respect of the Bridge Advances.

                  (b) Term Advances. The Borrowers shall repay to the Administrative Agent for the ratable account of the Lenders the aggregate outstanding principal amount of the Term Advances on the Termination Date in respect of the Term Advances.

                  2.4 Termination or Reduction of the Commitments. (a) Optional. The Borrowers may, upon at least three Business Days' notice to the Administrative Agent, terminate in whole or reduce in part the Unused Bridge Commitments; provided, however, that each partial reduction (i) shall be in an aggregate amount of $5,000,000 or integral multiples of $1,000,000 in excess thereof and (ii) shall be made ratably among the Lenders in accordance with their Commitments.

                  (b) Mandatory. On the date of each Borrowing after giving effect to such Borrowing, the aggregate Commitments of the Lenders shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the aggregate amount of the Advances made on such date.

                  2.5 Prepayments. (a) Optional. The Borrowers may, upon at least three Business Days' notice to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Borrowers shall, prepay the outstanding aggregate principal amount of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid, provided, however, that the Borrowers shall be obligated to reimbursed the Lenders pursuant to Section 9.5 in respect thereof.

                  (b) Mandatory. (i) The Borrowers shall within two Business Days of receipt of the Net Cash Proceeds by either Borrower or any of their Subsidiaries from (A) any Asset Sale, subject to the provisions set forth in
Section 6.5, (B) the incurrence or issuance by either Borrower or any of their Subsidiaries of any Indebtedness, excluding, however, any Net Cash Proceeds from any incurrence or issuance of Indebtedness pursuant to Section 6.2(a), Section 6.2(b), Section 6.2(e), Section 6.2(f) or Section 6.2(i) but including such Net Cash Proceeds up to the amount by which the aggregate principal amount of Indebtedness outstanding at the time of such incurrence or issuance (giving pro forma effect to such incurrence or issuance) under all of the Existing Credit Agreements exceeds $9,000,000,000, and (C) the sale or issuance by either Borrower or any of its Subsidiaries of any Equity Interests (including, without limitation, receipt of any capital contribution) other than the sale or issuance of any Subsidiary's Equity Interests (including, without limitation, by way of any capital contribution to such Subsidiary) to Charter Holdings or to any Subsidiary of Charter Holdings, prepay an aggregate principal amount of the Advances in an amount equal to the amount of such Net Cash Proceeds.

                  (ii) Upon the occurrence of a Change of Control, the Borrowers shall give the Lenders written notice of such Change of Control within one Business Day of such occurrence and each Lender shall have the right to require the Borrowers to prepay in full the Advances owing to such Lender by giving the Borrowers written notice of its election to exercise such right within ten Business Days following receipt of the notice of such Change of Control. If one or more Lenders shall elect to exercise such right, the Borrowers shall prepay in full the Advances owing to such Lenders on the fifteenth Business Day following the occurrence of such Change of Control.

                  (iii) All prepayments under this subsection (b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

                  2.6 Interest. (a) Scheduled Interest. The Borrowers shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the Applicable Interest Rate, payable in arrears quarterly on the last Business Day of each March, June, September and December and on the date such Advances are paid in full. The Applicable Interest Rate on Term Advances is subject to increase pursuant to the provisions of the Registration Rights Agreement.

                  (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default, the Borrowers shall pay interest on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable under the Loan Documents that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum then applicable to any Advances pursuant to clause (a) above.

                  (c) Notice of Interest Rate. Promptly after receipt of a Notice of Borrowing pursuant to Section 2.2(a), the Administrative Agent shall give notice to the Borrowers and each Lender of the Applicable Interest Rate (which notice shall be conclusive and binding for all purposes, absent manifest error).

                  2.7 Agents' Fees. The Borrowers shall pay to each Agent for its own account such fees as may from time to time be agreed between the Borrowers and such Agent.

                  2.8 Increased Costs, Etc. (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Advances (excluding for purposes of this Section
2.8 any such increased costs resulting from changes related to taxation, as to which Section 2.10 hereof shall govern), then the Borrowers shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost submitted to the Borrowers by such Lender shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by any Lender or any corporation controlling such Lender as a result of or based upon the existence of such Lender's commitment to lend and other commitments of such type, then, upon demand by such Lender or such corporation (with a copy of such demand to the Administrative Agent), the Borrowers shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend. A certificate as to such amounts submitted to the Borrowers by such Lender shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Lender to perform its obligations hereunder each Borrower shall forthwith repay the outstanding principal amount of the Advances borrowed by it and owing to such Lender and the unused Commitments of such Lender shall terminate; provided, however, that, before giving any such notification, such Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Lending Office if the making of such a designation would allow such Lender or its Lending Office to continue to perform its obligations to make Advances or to continue to fund or maintain Advances and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                  2.9 Payments and Computations. (a) The Borrowers shall make each payment hereunder and under the Notes, irrespective of any right of counterclaim or set-off (except as otherwise provided in Section 2.11), not later than 1:00 P.M. (New York City time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent's Account by wire transfer in same day funds, with payments being received by the Administrative Agent after such time being deemed to have been received on the next succeeding Business Day. The Administrative Agent will promptly thereafter cause like funds to be distributed
(i) if such payment by the Borrowers is in respect of principal, interest, commitment fees or any other Obligation then payable hereunder and under the Notes to more than one Lender, to such Lenders for the account of their respective Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lenders and (ii) if such payment by the Borrowers is in respect of any Obligation then payable hereunder to one Lender, to such Lender for the account of its Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.7(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) The Borrowers hereby authorize each Lender and each of its Affiliates, if and to the extent payment owed to such Lender is not made when due hereunder or, in the case of a Lender, under the Note held by such Lender, to charge from time to time, to the fullest extent permitted by law, against any or all of either Borrower's accounts with such Lender or such Affiliate any amount so due.

                  (c) All computations of interest and of fees shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (d) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be.

                  (e) Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to any Lender hereunder that the Borrowers will not make such payment in full, the Administrative Agent may assume that the Borrowers have made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers shall not have so made such payment in full to the Administrative Agent, each such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

                  (f) All Obligations of the Borrowers hereunder and under the other Loan Documents shall be on a joint and several basis.

                  2.10 Taxes. (a) Any and all payments by or for the account of the Borrowers hereunder, or in respect of the Notes or any other Loan Document, shall be made, in accordance with Section 2.9, free and clear of and without deduction for any and all present or future taxes, levies, imposts, duties, fees, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and each Agent, taxes that are imposed on its overall net income by the United States and taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Lender or such Agent, as the case may be, is organized or any political subdivision thereof and, in the case of each Lender, taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction of such Lender's Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). If a Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note or other Loan Documents to any Lender or any Agent, (i) the sum payable by such Borrower shall be increased as may be necessary so that after such Borrower and the Administrative Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 2.10) such Lender or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make all such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, each Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes or other Loan Documents or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement, the Notes or any other Loan Document (hereinafter referred to as "Other Taxes").

                  (c) Each Borrower shall indemnify each Lender and each Agent for and hold them harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.10, imposed on or paid by such Lender or such Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or such Agent (as the case may be) makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes, the Borrowers shall furnish to the Administrative Agent, at its address referred to in Section 9.2, the original or a certified copy of a receipt evidencing such payment. In the case of any payment hereunder or under the Notes or other Loan Documents by or on behalf of the Borrowers through an account or branch outside the United States or by or on behalf of the Borrowers by a payor that is not a United States person, if the Borrowers determine that no Taxes are payable in respect thereof, the Borrowers shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of subsections (d) and (e) of this Section 2.10, the terms "United States" and "United States person" shall have the meanings specified in
Section 7701 of the Code.

                  (e) Each Lender organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter as requested in writing by the Borrowers (but only so long thereafter as such Lender remains lawfully able to do so), provide each of the Administrative Agent and the Borrowers with two original Internal Revenue Service forms 1001, 4224 or W-8ECI or W-8 or W-8BEN (and, if such Lender delivers a form W-8 or W-8BEN, a certificate representing that such Lender is not a "bank" for purposes of Section 881(c) of the Code, is not a 10-percent shareholder, within the meaning of Section 871(h)(3)(B) of the Code, of either Borrower and is not a controlled foreign corporation related to either Borrower, within the meaning of Section 864(d)(4) of the Code), as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes (or, in the case of a Lender Party providing a form W-8 or W-8BEN, certifying that such Lender is a foreign corporation, partnership, estate or trust). If the forms provided by a Lender at the time such Lender first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms; provided, however, that if, at the effective date of the Assignment and Acceptance pursuant to which a Lender becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection (a) of this Section
2.10 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001, 4224, W-8, W-8BEN or W-8ECI (or the related certificate described above), that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Borrowers and shall not be obligated to include in such form or document such confidential information.

                  (f) For any period with respect to which a Lender has failed to provide the Borrowers with the appropriate form described in subsection (e) above (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e) above), such Lender shall not be entitled to indemnification under subsection (a) or (c) of this Section 2.10 with respect to Taxes imposed by reason of such failure; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  2.11 Sharing of Payments, Etc. If any Lender shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise, other than as a result of an assignment pursuant to Section 9.7) (a) on account of Obligations due and payable to such Lender hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the Notes at such time obtained by all the Lenders at such time or (b) on account of Obligations owing (but not due and payable) to such Lender hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lenders hereunder and under the Notes at such time obtained by all of the Lenders at such time, such Lender shall forthwith purchase from the other Lenders such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price to the extent of such Lender's ratable share (according to the proportion of (i) the purchase price paid to such Lender to (ii) the aggregate purchase price paid to all Lenders) of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrowers agree that any Lender so purchasing an interest or participating interest from another Lender pursuant to this Section 2.11 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender were the direct creditor of the Borrowers in the amount of such interest or participating interest, as the case may be.

                  2.12 Use of Proceeds. The proceeds of the Advances shall be available (and the Borrowers agree that they shall use such proceeds) to pay revolving credit loans of and to finance capital expenditures of the Subsidiaries of Charter Holdings.

                  2.13 Rollover. (a) If, on the Initial Maturity Date, the Bridge Advances shall not have been prepaid or repaid in full, then, subject to the terms contained herein and the satisfaction of the conditions set forth below, each Bridge Advance then outstanding shall be converted (the "Rollover") into a term advance (each, a "Term Advance"), each in a principal amount equal to the principal amount of such Bridge Advance. Any accrued and unpaid interest on the Bridge Advances outstanding immediately prior to the Rollover shall be due and payable prior to the consummation of the Rollover. Unless otherwise specified herein, the Term Advances shall have the same terms, and shall be governed by the provisions of this Agreement to the same extent, as the Bridge Advances.

                  (b) On and after the Initial Maturity Date, a Lender may, upon at least five Business Days' notice, request, in connection with an assignment of such Lender's Term Advances to a non-Affiliate of such Lender, that the Borrowers exchange the Term Advances owing to such Lender for senior exchange notes (each, a "Rollover Note") in an aggregate principal amount equal to the aggregate principal amount of such Term Advances. The Borrowers shall not have any obligation to exchange Term Advances for Rollover Notes until one or more Lenders have made such request with respect to at least $25 million aggregate principal amount of Term Advances. Each Rollover Note shall bear interest at a fixed rate (as determined by the Administrative Agent whose determination shall be conclusive and binding for all purposes, absent manifest error) equal to the greater of (x) the Applicable Rate in respect of Term Advances on the date of issuance of such Rollover Note and (y) the bid-side yield (as determined by the Administrative Agent whose determination shall be conclusive and binding for all purposes, absent manifest error) on the Senior Notes as of the date immediately prior to the date of issuance of such Rollover Notes, provided that in no event shall the interest rate on any Rollover Note be less than 9.0% or greater than 15.0% per annum.

                  (c) With respect to any Rollover Notes issued, the Rollover Indenture will govern the Rollover Notes in lieu of this Agreement.

                  (d) The obligation of the Lenders to consummate the Rollover shall be subject to the following conditions precedent:

                           (i) No Conversion Default shall have occurred and be
continuing;

                           (ii) The Rollover would not violate the terms of any
order, decree, injunction or judgment entered by a court of competent jurisdiction;

                           (iii) The Borrowers shall have paid all accrued fees
and expenses arising out of the transactions contemplated by this Agreement and the Loan Documents (including the accrued fees and expenses of counsel);

                           (iv) The Lenders shall have received each of the
documents required to be delivered pursuant to Section 2.13(e); and

                           (v) The Rollover Indenture and the Registration
Rights Agreement shall have been duly executed and delivered pursuant to Section 5.11, and the Borrowers shall have complied in all material respects with their obligations under the Registration Rights Agreement to file, and use commercially reasonable efforts to cause to become effective, a shelf registration statement with respect to the Rollover Notes in accordance with the terms of the Registration Rights Agreement.

                  (e) On the Initial Maturity Date, the Borrowers shall deliver to the Administrative Agent the following documents, each dated the Initial Maturity Date and duly executed or authenticated, as the case may be, by each Person party thereto:

                           (i) The Term Notes;

                           (ii) Such other documents, certificates, legal
opinions and certified copies of such resolutions, consents and approvals as may be necessary or desirable in connection with the consummation of the Rollover and as may be reasonably requested by the Administrative Agent; and

                  (iii) A favorable opinion of counsel to the Borrowers, in form and substance satisfactory to the Lenders, as to such matters as the Administrative Agent may reasonably request.

                                   SECTION 3.

                              CONDITIONS OF LENDING

         3.1 Conditions Precedent to Initial Borrowing. The obligation of each Lender to make an Advance on the occasion of the initial Borrowing hereunder is subject to the satisfaction of the following conditions precedent before or concurrently with the initial Borrowing:

         (a) The Administrative Agent shall have received on or before the day of the initial Borrowing the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and (except for the Notes) in sufficient copies for each Lender:

                  (i) The Bridge Notes payable to the order of the Lenders.

                  (ii) Certified copies of the resolutions of the Board of Directors of each Borrower and of the manager's consent of CCI approving each Loan Document, the Rollover Indenture and the Registration Rights Agreement, and of all documents evidencing other necessary corporate and limited liability company action and governmental and other third party approvals and consents, if any, with respect to each Loan Document to which it is or is to be a party and each of the Rollover Indenture and the Registration Rights Agreement.

                  (iii) A copy of a certificate of the Secretary of State of the State of Delaware, dated reasonably near the date of the initial Borrowing, certifying (A) as to a true and correct copy of the charter or certificate of formation of such Borrower and each amendment thereto on file in such Secretary's office and (B) that (1) such amendments are the only amendments to such Borrower's charter or certificate of formation on file in such Secretary's office, (2) such Borrower has paid all franchise taxes to the date of such certificate and (C) such Borrower is duly formed and in good standing or presently subsisting under the laws of the State of the jurisdiction of its organization.

                  (iv) A certificate of each Borrower, signed on behalf of such Borrower by its President or a Vice President and its Secretary or any Assistant Secretary, dated the date of the initial Borrowing (the statements made in which certificate shall be true on and as of the date of the initial Borrowing), certifying as to (A) the absence of any amendments to the charter or certificate of formation of such

Borrower since the date of the Secretary of State's certificate referred to in
Section 3.1(a)(iii), (B) a true and correct copy of the bylaws or limited company agreement of such Borrower as in effect on the date on which the resolutions referred to in Section 3.1(a)(ii) were adopted and on the date of the initial Borrowing, (C) the due organization and good standing or valid existence of such Borrower as a corporation or limited liability company organized under the laws of the jurisdiction of its organization, and the absence of any proceeding for the dissolution or liquidation of such Borrower,
(D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date of the initial Borrowing and (E) the absence of any event occurring and continuing, or resulting from the initial Borrowing, that constitutes a Default.

                           (v) A certificate of the Secretary or an Assistant
Secretary of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign each Loan Document, the Rollover Indenture, the Registration Rights Agreement, and the other documents to be delivered hereunder and thereunder.

                           (vi) Such financial, business and other information
regarding each Borrower and its Subsidiaries as the Lenders shall have requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under Plans and Multiemployer Plans, collective bargaining agreements and other arrangements with employees, audited annual financial statements dated December 31, 1999, and interim financial statements dated the end of the most recent fiscal quarter for which financial statements are available (or, in the event the Lenders' due diligence review reveals material changes since such financial statements, as of a later date within 45 days of the day of the initial Borrowing).

                           (vii) A Notice of Borrowing relating to the initial
Borrowing.

                           (viii) A favorable opinion of Irell & Manella LLP,
counsel for the Borrowers, in substantially the form of Exhibit F hereto and as to such other matters as any Lender through the Administrative Agent may reasonably request.

                  (b) The Administrative Agent shall be satisfied, in its reasonable judgment, that there is adequate availability under the Existing Credit Agreements.

                  (c) The Borrowers shall have paid all accrued fees of the Agents and the Lenders and all accrued expenses of the Agents (including the accrued fees and expenses of counsel to the Administrative Agent).

                  (d) On and after April 28, 2000, (i) no downgrading (other than a downgrading resulting from the execution of the Commitment Letter or this Agreement, or from the Borrowings hereunder) shall have occurred in the rating accorded debt securities of either Borrower by any "nationally recognized statistical rating organization" (as such term is defined by the SEC for purposes of Rule 436(g)(2) under the Securities Act of 1933, as amended), and (ii) no such organization shall have publicly announced that it has either Borrower under surveillance or review, with possible negative implications, excluding any such surveillance or review caused by the execution of the Commitment Letter or this Agreement, or the Borrowings hereunder.

                  (e) There shall not have occurred any disruption or adverse change, as determined by the Administrative Agent in its sole discretion, in the financial or capital markets generally, or in the markets for bridge loan syndication, high yield debt or equity securities in particular or affecting the syndication or a funding of bridge loans (or the refinancing thereof) that may have a material adverse impact on the ability to sell or place debt securities or to syndicate the Advances.

                  3.2 Conditions Precedent to Each Borrowing. The obligation of each Lender to make an Advance on the occasion of each Borrowing (including the initial Borrowing), shall be subject to the further conditions precedent that:

                  (a) On the date of such Borrowing the following statements shall be true (the giving of each Notice of Borrowing and the acceptance by the Borrowers of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrowers that both on the date of such notice and on the date of such Borrowing such statements are true):

                           (i) The representations and warranties contained in
each Loan Document are correct on and as of such date, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing, in which case such representations and warranties shall be correct as of such specific date.

                           (ii) No Default has occurred and is continuing, or
would result from such Borrowing or from the application of the proceeds therefrom.

                  (b) Before giving effect to such Borrowing, there shall have occurred no (i) material change in the capital stock, liabilities or long-term Indebtedness of the Borrowers (other than increases in liabilities and long-term Indebtedness contemplated by and set forth in the supplemental unaudited pro forma data in Form 10-K of Charter Holdings for the fiscal year ended December 31, 1999 and those incurred in the ordinary course of business consistent with past practice since December 31, 1999), (ii) material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Borrowers since December 31, 1999, (iii) material inaccuracy in the financial statements of Charter Holdings for the period ended December 31, 1999 and (iv) Change of Control.

                  3.3 Determinations Under Section 3.1. For purposes of determining compliance with the conditions specified in Section 3.1, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the initial Borrowing specifying its objection thereto.

                               SECTION 4.

                         REPRESENTATIONS AND WARRANTIES

                  To induce the Agents and the Lenders to enter into this Agreement and to make the Advances, each Borrower hereby jointly and severally represents and warrants to the Agents and each Lender on the date hereof and on each Borrowing Date that:

                  4.1 Financial Condition. The unaudited consolidated balance sheet of Charter Holdings as at June 30, 2000, and the related unaudited consolidated statements of operations and cash flows for the six-month period ended on such date, have been prepared based on the best information available to Charter Holdings as of the date of delivery thereof, and present fairly the consolidated financial condition of Charter Holdings as at such date, and the consolidated results of its operations and its consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved. Each of the Borrowers and the Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph.

                  4.2 No Change. Since December 31, 1999, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

                  4.3 Existence; Compliance with Law. Each of the Borrowers and their "significant subsidiaries" (as defined in Rule 1-02 of Regulation S-X) (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law, in each case with respect to clauses (c) and (d), except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  4.4 Power; Authorization; Enforceable Obligations. Each Borrower has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party, the Rollover Indenture and the Registration Rights Agreement, and to borrow hereunder. Each Borrower has taken all necessary action to authorize the execution, delivery and performance of the Loan Documents, the Rollover Indenture and the Registration Rights Agreement, and to authorize the Borrowings on the terms and conditions of this Agreement. Except for the manager's consent of CCI, no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, the Rollover Indenture and the Registration Rights Agreement. Each Loan Document has been or will be duly executed and delivered on behalf of each Borrower. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Borrower enforceable against each such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  4.5 No Legal Bar. The execution, delivery and performance of this Agreement, the other Loan Documents, the Rollover Indenture and the Registration Rights Agreement, the Borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any material Contractual Obligation of the Borrowers or any of their Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation.

                  4.6 Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrowers, threatened by or against the Borrowers or any of their Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.

                  4.7 No Default. Neither Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                  4.8 Ownership of Property; Liens. Each of the Borrowers and their Subsidiaries has good and sufficient legal title to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien except as permitted by Section 6.3.

                  4.9 Intellectual Property. Each of the Borrowers and each of their Subsidiaries owns, or is licensed to use, all material Intellectual Property necessary for the conduct of its business as currently conducted. No claim has been asserted and is pending by any Person challenging or questioning the use, validity or effectiveness of any Intellectual Property owned or licensed by either of the Borrowers or any of their Subsidiaries, nor does either Borrower know of any valid basis for any such claim, except for any claim that could not reasonably be expected to have a Material Adverse Effect. The use of Intellectual Property by the Borrowers and their Subsidiaries does not infringe on the rights of any Person, except for any infringement that could not reasonably be expected to have a Material Adverse Effect.

                  4.10 Taxes. Each of the Borrowers and each of their Subsidiaries has filed or caused to be filed all federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than (i) any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of either Borrower or their Subsidiaries, as the case may be and (ii) any such filings, including amounts that may be payable pursuant thereto, which, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect). To the knowledge of the Borrowers, no tax Lien has been filed, and no claim is being asserted, with respect to any such tax, fee or other charge, except for any tax lien or any such claim that could not reasonably be expected to have a Material Adverse Effect.

                  4.11 Federal Regulations. No part of the proceeds of any Advances will be used for "buying" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrowers will furnish to the

Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1, referred to in Regulation U.

                  4.12 Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against either of the Borrowers or any of their Subsidiaries pending or, to the knowledge of the Borrowers, threatened; (b) hours worked by and payment made to employees of the Borrowers and their Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from the Borrowers or any of their Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Borrower or the relevant Subsidiary.

                  4.13 ERISA. Each Plan is in material compliance with the applicable provisions of ERISA and the Code. No Plan is a Multiemployer Plan or a "defined benefit plan" (as defined in ERISA). Each Commonly Controlled Entity has met all of the funding standards applicable to all Plans, and no condition exists which would permit the institution of proceedings to terminate any Plan under Section 4042 of ERISA.

                  4.14 Investment Company Act; Other Regulations. No Borrower is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Borrower is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.

                  4.15 Use of Proceeds. The proceeds of the Advances shall be used to repay revolving credit loans of and to finance capital expenditures of the Subsidiaries of Charter Holdings.

                  4.16 Environmental Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

                  (a) the facilities and properties owned, leased or operated by either of the Borrowers or any of their Subsidiaries (the "Properties") do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any Environmental Law;

                  (b) neither Borrower nor any of their Subsidiaries has received or is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the business operated by either Borrower or any of their Subsidiaries (the "Business"), nor does either

         Borrower have knowledge or reason to believe that any such notice will be received or is being threatened;

                  (c) Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law;

                  (d) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of either Borrower, threatened, under any Environmental Law to which either Borrower or any of their Subsidiaries is or will be named as a party with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business;

                  (e) there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of either of the Borrowers or any of their Subsidiaries in connection with the Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws;

                  (f) the Properties and all operations at the Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties or violation of any Environmental Law with respect to the Properties or the Business; and

                  (g) neither Borrower nor any of their Subsidiaries have assumed any liability of any other Person under Environmental Laws.

                  4.17 Certain Cable Television Matters. Except as, in the aggregate, could not reasonably be expected to result in a Material Adverse
Effect:

                  (a) (i) Each of the Borrowers and their Subsidiaries possess all Authorizations necessary to own, operate and construct the CATV Systems or otherwise for the operations of their businesses and are not in violation thereof and (ii) all such Authorizations are in full force and effect and no event has occurred that permits, or after notice or lapse of time could permit, the revocation, termination or material and adverse modification of any such Authorization;

                  (b) neither Borrower nor any of their Subsidiaries is in violation of any duty or obligation required by the Communications Act of 1934, as amended, or any FCC rule or regulation applicable to the operation of any portion of any of the CATV Systems;

                  (c) (i) there is not pending or, to the best knowledge of either Borrower, threatened, any action by the FCC to revoke, cancel, suspend or refuse to renew any FCC License held by either Borrower or any of their Subsidiaries and (ii) there is not pending or, to the best knowledge of either Borrower, threatened, any action by the FCC to modify adversely, revoke, cancel, suspend or refuse to renew any other Authorization; and

                  (d) there is not issued or outstanding or, to the best knowledge of either Borrower, threatened, any notice of any hearing, violation or complaint against either Borrower or any of their Subsidiaries with respect to the operation of any portion of the CATV Systems and neither Borrower has any knowledge that any Person intends to contest renewal of any Authorization.

                  4.18 Accuracy of Information, etc. No statement or information contained in this Agreement, any other Loan Document or any other document, certificate or statement furnished by or on behalf of either Borrower to the Agents or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, as supplemented from time to time prior to the date this representation and warranty is made or deemed made, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to either Borrower that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents or in any other documents, certificates and statements furnished to the Agents and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents, the Rollover Indenture and the Registration Rights Agreement.

                  4.19 Solvency. Each of the Borrowers is, and after giving effect to the Borrowings referred to herein will be and will continue to be, Solvent.

                                   SECTION 5.

                              AFFIRMATIVE COVENANTS

                  The Borrowers hereby agree that, so long as any Advance or any other Obligation of either Borrower under any Loan Document shall remain unpaid or any Lender shall have any Commitment hereunder, each of the Borrowers shall, and shall cause each Subsidiary of the Borrowers to:

                  5.1 Financial Statements. Furnish to the Administrative Agent (with sufficient copies for each Lender):

                  (a) as soon as available, but in any event within 90 days after the end of each fiscal year of each Borrower, a copy of the audited consolidated balance sheet of such Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, or any other material adverse exception or qualification, by Arthur Andersen LLP or other independent certified public accountants of nationally recognized standing; and

                  (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of each Borrower, the unaudited consolidated balance sheet of such Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments).

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

                  5.2 Certificates; Other Information. Furnish to the Administrative Agent (with sufficient copies for each Lender), concurrently with the delivery of any financial statements pursuant to Section 5.1, (i) a certificate of a Responsible Officer stating that, to the best of each such Responsible Officer's knowledge, each Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) a Compliance Certificate containing all information and calculations necessary for determining compliance by the Borrowers and the Subsidiaries with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Borrowers and the Subsidiaries of Charter Holdings.

                  Furnish promptly to any Lender such additional financial and other information as such Lender may from time to time reasonably request.

                  5.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of either Borrower or their Subsidiaries, as the case may be.

                  5.4 Maintenance of Existence; Compliance. (a) (i) Preserve, renew and keep in full force and effect its existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Sections 6.4 and 6.5 and except, in the case of clause
(ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  5.5 Maintenance of Property; Insurance. (a) Keep all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted and (b) maintain with reputable insurance companies insurance on all its material property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

                  5.6 Inspection of Property; Books and Records; Discussions.
(a) Keep proper books and records in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any Lender, coordinated through the Administrative Agent, to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrowers and their Subsidiaries with officers and employees of the Borrowers and their Subsidiaries and with their independent certified public accountants.

                  5.7 Notices. Promptly give notice to the Administrative Agent and each Lender of:

                  (a) the occurrence of any Default or Event of Default;

                  (b) any (i) default or event of default under any Contractual Obligation of either Borrower or any of their Subsidiaries or (ii) litigation, investigation or proceeding that may exist at any time between either Borrower or any of their Subsidiaries and any Governmental Authority, that, in either case, could reasonably be expected to have a Material Adverse Effect;

                  (c) any litigation or proceeding commenced against either Borrower or any of their Subsidiaries which could reasonably be expected to result in a liability of $50,000,000 or more to the extent not covered by insurance or which could reasonably be expected to have a Material Adverse Effect;

                  (d) the following events, as soon as possible and in any event within 30 days after either Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or either Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

                  (e) any other development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 5.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the relevant Borrower or the relevant Subsidiary proposes to take with respect thereto.

                  5.8 Environmental Laws. (a) Except as, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, comply with, and ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply with and maintain, and ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

                  (b) Except as, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

                  5.9 ERISA Reports. Furnish to the Administrative Agent as soon as available to either Borrower the following items with respect to any Plan:

                  (a) any request for a waiver of the funding standards or an extension of the amortization period;

                  (b) any reportable event (as defined in Section 4043 of ERISA), unless the notice requirement with respect thereto has been waived by regulation;

                  (c) any notice received by any Commonly Controlled Entity that the PBGC has instituted or intends to institute proceedings to terminate any Plan, or that any Multiemployer Plan is Insolvent or in Reorganization;

                  (d) notice of the possibility of the termination of any Plan by its administrator pursuant to Section 4041 of ERISA; and

                  (e) notice of the intention of any Commonly Controlled Entity to withdraw, in whole or in part, from any Multiemployer Plan.

                  5.10 ERISA, etc. Comply in all material respects with the provisions of ERISA and the Code applicable to each Plan. Each of the Borrowers and their Subsidiaries will meet all minimum funding requirements applicable to them with respect to any Plan pursuant to Section 302 of ERISA or Section 412 of the Code, without giving effect to any waivers of such requirements or extensions of the related amortization periods which may be granted. At no time shall the Accumulated Benefit Obligations under any Plan that is not a Multiemployer Plan exceed the fair market value of the assets of such Plan allocable to such benefits by more than $10,000,000. After the date of this Agreement, the Borrowers and their Subsidiaries will not withdraw, in whole or in part, from any Multiemployer Plan so as to give rise to withdrawal liability exceeding $40,000,000 in the aggregate for the Borrowers and all of their Subsidiaries. At no time shall the actuarial present value of unfunded liabilities for post-employment health care benefits, whether or not provided under a Plan, calculated in a manner consistent with Statement No. 106 of the Financial Accounting Standards Board, exceed $40,000,000 in the aggregate for the Borrowers and all of their Subsidiaries.

                  5.11 Rollover Indenture and Registration Rights Agreement. Within 90 days after the Effective Date, (A) (i) duly execute and deliver, and cause a bank or trust company acting as trustee thereunder to execute and deliver, the Rollover Indenture in form and substance satisfactory to the Administrative Agent and (ii) duly execute and deliver the Registration Rights Agreement in form and substance satisfactory to the Administrative Agent and (B) deliver to the Administrative Agent executed original copies thereof for the Administrative Agent and its counsel and sufficient copies thereof for each Lender.

                                   SECTION 6.

                               NEGATIVE COVENANTS

                  The Borrowers hereby agree that, so long as any Advance or any other Obligation of either Borrower under any Loan Document shall remain unpaid or any Lender shall have any Commitment hereunder, each of the Borrowers shall not, and shall not permit any Subsidiary of the Borrowers to, directly or indirectly:

                  6.1 Financial Condition Covenants.

                  (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio determined as of the last day of any fiscal quarter of Charter Holdings ending during any period set forth below to exceed the ratio set forth below opposite such period:


                  Period                                              Consolidated Leverage Ratio
                  -------                                             ---------------------------
                  through 12/30/01                                             5.25 to 1.0
                  12/31/01 - 12/30/02                                          4.75 to 1.0
                  12/31/02 - 12/30/03                                          4.25 to 1.0
                  12/31/03 and thereafter                                      4.00 to 1.0

                  (b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio determined as of the last day of any fiscal quarter ending during any period set forth below to be less than the ratio set forth below opposite such period:


                  Period                                    Consolidated Interest Coverage Ratio
                  ------                                    ------------------------------------
                  through 06/29/02                                             1.50 to 1.0
                  06/30/02 - 06/29/05                                          1.75 to 1.0
                  06/30/05 and thereafter                                      2.00 to 1.0.

                  6.2 Indebtedness. Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except:

                  (a) Indebtedness of the Borrowers pursuant to any Loan
         Document;

                  (b) Indebtedness of Charter Holdings to any Subsidiary of Charter Holdings and of any Subsidiary of Charter Holdings to Charter Holdings or any other Subsidiary of Charter Holdings, provided that if Charter Holdings is the obligor on such Indebtedness, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations of the Borrowers under the Loan Documents;

                  (c) Guarantee Obligations incurred in the ordinary course of business by any Subsidiary of Charter Holdings of obligations of any Subsidiary of Charter Holdings;

                  (d) Indebtedness in existence on the date of this Agreement and set forth on Schedule 6.2(d);

                  (e) Indebtedness of any Subsidiary of Charter Holdings that constitutes revolving credit loans and that is incurred pursuant to the Existing Credit Agreement to which such Subsidiary is a party;

                  (f) additional Indebtedness of Falcon Cable Communications, LLC incurred pursuant to the Existing CC VII Credit Agreement in an aggregate principal amount not to exceed $590,000,000;

                  (g) Indebtedness incurred by any Subsidiary of Charter Holdings pursuant to or permitted under the Existing Credit Agreement to which such Subsidiary is a party or is subject so long as none of the Borrowers or their Subsidiaries receives cash proceeds or Cash Equivalents in connection with such incurrence;

                  (h) Indebtedness of the Borrowers of the type described in clauses (a) and (c) of the definition of Indebtedness as long as (i) the incurrence of such Indebtedness is permitted by each of the Existing Indentures, (ii) the Net Cash Proceeds received from the incurrence of such Indebtedness are applied to the prepayment of Advances as provided in Section 2.5(b) and (iii) if any Advances or Commitments would be outstanding after giving pro forma effect to such incurrence and prepayment, such Indebtedness has a final maturity date later than the Final Maturity Date and is not subject to any sinking fund or analogous provisions; and

                  (i) Indebtedness incurred by Falcon Cable Communications, LLC to refinance or replace Indebtedness under the Existing CC VII Credit Agreement that is existing on the date of this Agreement or incurred thereafter in compliance with another provision of this Agreement as long as such Indebtedness is incurred pursuant to the amended and restated credit agreement or the replacement credit agreement specified in the proviso of Section 6.8(a).

                  6.3 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except:

                  (a) in the case of any Subsidiary of Charter Holdings, Liens existing, created or otherwise permitted under the Existing Credit Agreement to which such Subsidiary is a party or is subject to, provided, however, that, anything to the contrary herein notwithstanding, there shall be no restriction on the ability of any Subsidiary of Charter Holdings to grant further Liens on its properties to secure its obligations under the Existing Credit Agreement to which it is a party or is subject; and

                  (b) in the case of Charter Holdings, Liens existing, created or otherwise permitted under the Existing Charter Operating Credit Agreement or created or otherwise permitted under the Existing Indentures.

                  6.4 Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business, except that:

                  (a) any Subsidiary of Charter Holdings may be merged or consolidated with or into any Subsidiary of Charter Holdings;

                  (b) any Subsidiary of Charter Holdings that exists on the date of this Agreement and is subject to any Existing Credit Agreement may be merged or consolidated with or into Charter Holdings, provided that Charter Holdings shall be the continuing or surviving entity;

                  (c) any Subsidiary of Charter Holdings may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to any Subsidiary of Charter Holdings that is a party to or is subject to an Existing Credit Agreement; and

                  (d) any Shell Subsidiary may be dissolved.

                  6.5 Asset Sales. (a) Consummate an Asset Sale unless

                      (i) either Borrower or any of their Subsidiaries receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of,

                      (ii) such fair market value is determined by the board of directors of Charter Holdings and evidenced by a resolution of such board of directors set forth in an officers' certificate delivered to the Administrative Agent,

                      (iii) at least 75% of the consideration for such Asset Sale received by either Borrower or such Subsidiary is in the form of cash or Cash Equivalents (except in the case of any Asset Sale that constitutes an Exchange), and

                      (iv) an amount equal to 100% of the Net Cash Proceeds from such Asset Sale is applied by the Borrowers or such Subsidiary,

                      (x) first, on the date that is 181 days (or on the first day after the end of such longer period allowed, as of the date of receipt of such Net Cash Proceeds, for like-kind exchanges under
         Section 1031 of the Code) (or, in either case, on the next succeeding Business Day) after the receipt of such Net Cash Proceeds, to the extent a Subsidiary is required by the terms of the Existing Credit Agreement to which it is party or is subject to repay Indebtedness under such Existing Credit Agreement (assuming, for purposes of this clause (x), that any deadline under the mandatory prepayment provisions of such Existing Credit Agreement to deliver a notice to the effect that such Subsidiary intends to reinvest any such Net Cash Proceeds to acquire assets useful in such Subsidiary's business has then passed), to repay Indebtedness of such Subsidiary outstanding under such Existing Credit Agreement, provided that, in connection with such repayment, such Subsidiary will retire such Indebtedness and will cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so repaid, and

                      (y) second, within one Business Day after any such payment is made, to the extent of the balance of the Net Cash Proceeds from such Asset Sale after application thereof in accordance with the foregoing clause (x) (the amount of such balance, "Excess Proceeds"), to the prepayment of Advances as provided in Section 2.5(b), subject (in the case of this clause (y)) to the following paragraph (b) to the extent any portion of such Excess Proceeds constitutes Shared Excess Proceeds (as hereinafter defined).

                  (b) If the Borrowers or any of their Subsidiaries would be required by the Existing Indentures to make offers to purchase any Existing Notes pursuant to the Existing Indentures with the amount of any Excess Proceeds from such Asset Sale (notwithstanding any ability by the Borrowers or their Subsidiaries to defer such offers to purchase pending the application of such Excess Proceeds either to repay Indebtedness of Subsidiaries of Charter Holdings or to reinvest any such Excess Proceeds as provided in the Existing Indentures), an amount equal to 100% of the portion of such Excess Proceeds that would be required to be applied under the Existing Indentures both to make offers to purchase Existing Notes and to prepay Advances as provided in this Agreement (such amount, "Shared Excess Proceeds") shall be applied by the Borrowers or their Subsidiaries,

                      (i) first, within one Business Day after the application of the Net Proceeds from such Asset Sale pursuant to the foregoing clause (x) of Section 6.5(a)(iv), to the prepayment of Advances as provided in Section 2.5(b) in an amount equal to the Shared Excess Proceeds amount multiplied by a fraction, the numerator of which is the outstanding principal amount of Advances and the denominator of which is the sum of such outstanding principal amount of Advances and the outstanding principal amount (or accreted value, in the case of

         Existing Notes that are discount notes) of Existing Notes (the amount calculated by subtracting the amount so applied to prepay Advances from the Shared Excess Proceeds amount is referred to hereinafter as the "Existing Notes Portion"),

                      (ii) second, to the extent that Charter Holdings thereafter elects or is required by the terms of the Existing Indentures to make an offer to purchase Existing Notes of any series, to repurchase Existing Notes of such series validly tendered and not withdrawn in aggregate principal amount up to the pro rata portion of the Existing Notes Portion amount relative to such series of Existing Notes, and

                      (iii) third, if the aggregate principal amount (or accreted value, in the case of Existing Notes that are discount notes) of Existing Notes of such series validly tendered and not withdrawn in connection with such offer to purchase is less than the pro rata portion of the Existing Notes Portion amount relative to such series of Existing Notes, within one Business Day after the repurchase date in respect of any such offer to purchase, to prepay Advances with the balance of such Shared Excess Proceeds as provided in Section 2.5(b).

                  (c) Net Cash Proceeds, if any, from any Asset Sale that are not applied in accordance with this Section 6.5 or that remain after application thereof pursuant to this Section 6.5 shall be applied to prepay Advances as provided in Section 2.5(b).

                  (d) Notwithstanding any other provision of this Agreement, neither Borrower nor any Subsidiary of Charter Holdings shall consummate any Asset Sale if such Asset Sale would contravene Section 7.5(e) of the Existing Charter Operating Credit Agreement, the Existing CC VI Credit Agreement or the Existing CC VIII Credit Agreement,
         Section 6.5(e) of the Existing CC V Credit Agreement or Section 7.11.3 of the Existing CC VII Credit Agreement; in each case as such Existing Credit Agreement is in effect on the date of this Agreement.

                  6.6 Restricted Payments. Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Equity Interests of either Borrower or any Subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of either Borrower or any Subsidiary (collectively, "Restricted Payments"), except that:

                  (a) any Subsidiary may make Restricted Payments to Charter Holdings or to any Subsidiary;

                  (b) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, Charter Holdings may make distributions to Holdco or direct payments to be used to repurchase, redeem or otherwise acquire or retire for value any Equity Interests of Holdco or CCI held by any member of management of Charter Holdings or any of its Subsidiaries pursuant to any management equity subscription agreement or stock option agreement in effect as of the date of this Agreement, provided that the aggregate amount of such distributions shall not exceed $10,000,000 in any fiscal year of the Charter Holdings;

                  (c) Charter Holdings may make distributions to Holdco to permit Holdco or CCI to pay (i) attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection with any issuance, sale or incurrence by Holdco or CCI of Equity Interests or Indebtedness (other than any such amounts customarily paid out of the proceeds of transactions of such type), provided that such amounts shall be allocated in an appropriate manner (determined after consultation with the Administrative Agent) among the Borrowers and the other Subsidiaries, if any, of the issuer or obligor in respect of such Equity Interests or Indebtedness and (ii) other administrative expenses (including legal, accounting, other professional fees and costs, printing and other such fees and expenses) incurred in the ordinary course of business, in an aggregate amount in the case of this clause
         (ii) not to exceed $10,000,000 in any fiscal year; and

                  (d) in respect of any calendar year or portion thereof during which Charter Holdings is a Flow-Through Entity, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, Charter Holdings may make distributions (directly or indirectly) to the direct or indirect holders of the Equity Interests of Charter Holdings that are not Flow-Through Entities, in proportion to their ownership interests, sufficient to permit each such holder to pay income taxes that are required to be paid by it with respect to its Equity Interests in Charter Holdings for the prior calendar year, as estimated by Charter Holdings in good faith.

                  6.7 Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Equity Interests, bonds, notes, debentures or other debt securities of, or any assets constituting a significant part of a business unit of, or make any other investment in, any Person (all of the foregoing, "Investments"), except:

                  (a) extensions of trade credit by any Subsidiary of Charter Holdings in the ordinary course of business;

                  (b) investments in Cash Equivalents;

                  (c) Guarantee Obligations permitted by Section 6.2(c);

                  (d) loans and advances to employees of any Subsidiary of Charter Holdings in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate amount not to exceed $20,000,000 at any one time outstanding;

                  (e) Investments by either Borrower or any of its Subsidiaries in Charter Holdings, Investments by Charter Holdings in any Subsidiary with the proceeds of Advances and Investments by any Subsidiary of Charter Holdings in any other Subsidiary of Charter Holdings; (f) an acquisition by any Subsidiary of Charter Holdings of operating assets (substantially all of which consist of cable systems), directly through an asset acquisition or indirectly through the acquisition of 100% of the Equity Interests of a Person substantially all of whose assets consist of cable systems, provided that (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) such Subsidiary is permitted to make such acquisition pursuant to the Existing Credit Agreement to which such Subsidiary is a party or is subject;

                  (g) any Subsidiary of Charter Holdings may contribute cable systems to any Non-Recourse Subsidiary so long as (i) such Disposition is permitted pursuant to the Existing Credit Agreement to which such Subsidiary is a party or is subject, (ii) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (iii) after giving effect thereto, the Consolidated Leverage Ratio shall be equal to or lower than the Consolidated Leverage Ratio in effect immediately prior thereto; and

                  (h) in addition to Investments otherwise expressly permitted by this Section, Investments by any Subsidiary of Charter Holdings in an aggregate amount (valued at cost) not to exceed $175,000,000 during the term of this Agreement.

                  6.8 Certain Payments and Modifications Relating to Indebtedness and Management Fees. (a) Make or offer to make any payment, prepayment, repurchase or redemption in respect of, or otherwise optionally or voluntarily defease or segregate funds with respect to (collectively, "prepayment"), any Indebtedness (x) described on Schedule 6.2(d) or (y) incurred after the date of this Agreement, other than (i) the payment of scheduled interest payments required to be made in cash, (ii) the payment by any Subsidiary of revolving credit loans pursuant to the Existing Credit Agreement to which it is a party (without any corresponding permanent reduction in the revolving credit commitments thereunder), (iii) the scheduled or mandatory repayment by any Subsidiary of principal of Indebtedness outstanding under the Existing Credit Agreement to which it is party as required to be made by such Subsidiary pursuant to such Existing Credit Agreement, (iv) the payment by any Subsidiary of Charter Holdings of Indebtedness owing to Charter Holdings or to a Subsidiary of Charter Holdings, (v) the prepayment by Falcon Cable Communication, LLC of Indebtedness outstanding under the Existing CC VII Credit Agreement in connection with any amendment and restatement or replacement thereof as provided in Section 6.8(b) and (vi) any payment by any Subsidiary in respect of any other Indebtedness as long as such payment does not result in any permanent reduction in the commitments under the term loan or revolving credit loan facilities of the Existing Credit Agreement to which such Subsidiary is party (other than a permanent reduction resulting from a scheduled or mandatory repayment pursuant to the foregoing clause (iii)).

                  (b) Amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Indebtedness (including, without limitation, any Existing Credit Agreement), other than any such amendment, modification, waiver or other change that does not or could not reasonably be expected to adversely affect the interests of the Lenders in any material respect; provided that the Existing CC VII Credit Agreement may be amended and restated in its entirety or replaced with a new credit agreement provided that (x) as a condition precedent to the execution and delivery thereof, the Administrative Agent and one of the Initial Lenders (other than Morgan Stanley) shall have reasonably determined (and confirmed such determination in writing), which determination shall be conclusive and binding for all purposes (absent manifest error), that the covenants, agreements and other terms and conditions of such amended and restated credit agreement or replacement credit agreement are substantially similar to those set forth in each of the other Existing Credit Agreements and
(y) the Existing CC VII Credit Agreement may be so amended and restated or replaced only once; provided further that any amendment to any Existing Credit Agreement to provide for additional Liens to secure obligations thereunder shall not be deemed in any event to be adverse to the interests of the Lenders hereunder in any material respect.

                  (c) Make, agree to make or expense any payment in respect of management fees or under the Management Fee Agreements (other than reimbursement by any Subsidiary of Charter Holdings to Holdco or CCI of expenses in respect of equipment, services or network assets acquired by Holdco or CCI on behalf of such Subsidiary in the ordinary course of business), directly or indirectly, except that any Subsidiary of Charter Holdings may pay management fees pursuant to the Management Fee Agreement to which it is a party in accordance with the Existing Credit Agreement to which it is a party or is subject.

                  (d) Amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Management Fee Agreement, other than any such amendment, modification, waiver or other change that does not or could not reasonably be expected to adversely affect the interests of the Lenders in any material respect.

                  6.9 Transactions with Affiliates. Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than Charter Holdings or any Subsidiary of Charter Holdings) unless such transaction is (a) not prohibited under this Agreement, (b) in the ordinary course of business of Charter Holdings or such Subsidiary, as the case may be, and (c) upon fair and reasonable terms no less favorable to Charter Holdings or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate. The foregoing restrictions shall not apply to transactions expressly permitted by
Section 6.6 or Section 6.8(c).

                  6.10 Sales and Leasebacks. Enter into any arrangement with any Person (other than Subsidiaries of Charter Holdings) providing for the leasing by either Borrower or any Subsidiary of real or personal property that has been or is to be sold or transferred by such Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of such Borrower or such Subsidiary (a "Sale Leaseback Transaction"), provided that any Subsidiary of Charter Holdings may enter into a Sale Leaseback Transaction if such Sale Leaseback Transaction is permitted pursuant to the Existing Credit Agreement to which it is a party or is subject.

                  6.11 Changes in Fiscal Periods. Permit any change to the fiscal year end of either Borrower or any Subsidiary or change either Borrower's or any Subsidiary's method of determining fiscal quarters.

                  6.12 Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of either Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, to secure its obligations under the Loan Documents to which it is a party (without regard to the amount of such obligations), other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) pursuant to Contractual Obligations assumed in connection with Investments by any Subsidiary of Holdings (but not created in contemplation thereof) so long as the maximum aggregate liabilities of the Subsidiaries of Charter Holdings pursuant thereto do not exceed $8,000,000 at any time and (d) any agreements governing Indebtedness described on Schedule 6.2(d) as in effect on the date of this Agreement.

                  6.13 Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of either Borrower to (a) make Restricted Payments in respect of any Equity Interests of such Subsidiary held by, or pay any Indebtedness owed to, either Borrower or any other Subsidiary, (b) make loans or advances to, or other Investments in, either Borrower or any other Subsidiary or (c) transfer any of its assets to either Borrower or any other Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Equity Interests or assets of such Subsidiary in a transaction otherwise permitted by this Agreement and (iii) any restrictions existing under Indebtedness described on Schedule 6.2(d) as in effect on the date of this Agreement.

                  6.14 Lines of Business. (a) Enter into any business, either directly or through any Subsidiary, except for (i) those businesses in which Charter Holdings and its Subsidiaries are significantly engaged on the date of this Agreement and (ii) businesses which are reasonably similar or related thereto or reasonable extensions thereof but not, in the case of this clause
(ii), in the aggregate, material to the overall business of Charter Holdings and its Subsidiaries (collectively, "Permitted Lines of Business"), provided, that, in any event, the Borrowers and their Subsidiaries will continue to be primarily engaged in the businesses in which they are primarily engaged on the date of this Agreement.

                  (b) In the case of Charter Capital, (i) conduct, transact or otherwise engage in any business or operations other than those incidental to its acting as a financing subsidiary of Charter Holdings in respect of the Advances, the Existing Notes and any other Indebtedness that Charter Holdings is permitted to incur pursuant to this Agreement or (ii) acquire or own Equity Interests of any Person.

                                   SECTION 7.

                                EVENTS OF DEFAULT

                  7.1 Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) either Borrower shall fail to pay any principal of any Advance when due in accordance with the terms hereof; or either Borrower shall fail to pay any interest on any Advance, or any other amount payable hereunder or under any



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

         other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof;

                  (b) any representation or warranty made or deemed made by either Borrower herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made;

                  (c) either Borrower shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 5.4(a), Section 5.7(a), Section 5.11 or Section 6 of this Agreement;

                  (d) either Borrower shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section 7.1), and such default shall continue unremedied for a period of 30 days after notice to the Borrowers from the Administrative Agent or the Required Lenders;

                  (e) either Borrower or any of their Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Advances) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i),
         (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness of the Borrowers and their Subsidiaries the outstanding principal amount of which exceeds in the aggregate $25,000,000;

                  (f) (i) either Borrower or any of their Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or either Borrower or any of their Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against either Borrower or any of their Subsidiaries any case, proceeding or other action of a nature referred to in clause
         (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against either Borrower or any of their Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) either Borrower or any of their Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or
         (iii) above; or (v) either Borrower or any of their Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

                  (g) (i) Commonly Controlled Entities shall fail to pay when due amounts (other than amounts being contested in good faith through appropriate proceedings) for which they shall have become liable under Title IV of ERISA to pay to the PBGC or to a Plan, (ii) the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Plan or a proceeding shall be instituted by a fiduciary of any Plan against any Commonly Controlled Entity to enforce Sections 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter, or (iii) a condition shall exist which would require the PBGC to obtain a decree adjudicating that any Plan must be terminated; and in each case in clauses (i) through (iii) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to result in a Material Adverse Effect;

                  (h) one or more judgments or decrees shall be entered against either Borrower or any of their Subsidiaries involving in the aggregate for all such Persons a liability (to the extent not paid or fully covered by insurance as to which


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

         the relevant insurance company has acknowledged coverage) of $50,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof;

                  (i) a Change of Control shall occur;

                  (j) either Borrower or any of their Subsidiaries shall have received a notice of termination or suspension with respect to any of its CATV Franchises or CATV Systems from the FCC or any Governmental Authority or other franchising authority or either Borrower or any of their Subsidiaries or the grantors of any CATV Franchises or CATV Systems shall fail to renew such CATV Franchises or CATV Systems at the stated expiration thereof if the percentage represented by such CATV Franchises or CATV Systems and any other CATV Franchises or CATV Systems which are then so terminated, suspended or not renewed of Consolidated Operating Cash Flow for the 12-month period preceding the date of the termination, suspension or failure to renew, as the case may be (giving pro forma effect to any acquisitions or Dispositions that have occurred since the beginning of such 12-month period as if such acquisitions or Dispositions had occurred at the beginning of such 12-month period), would exceed 10%, unless (i) an alternative CATV - Franchise or CATV System in form and substance reasonably satisfactory to the Required Lenders shall have been procured and come into effect prior to or concurrently with the termination or expiration date of such terminated, suspended or non-renewed CATV Franchise or CATV System or (ii) such Borrower or such -- Subsidiary continues to operate and retain the revenues received from such systems after the stated termination or expiration and is engaged in negotiations to renew or extend such franchise rights and obtains such renewal or extension within one year following the stated termination or expiration, provided that such negotiations have not been terminated by either party thereto, such franchise rights -------- or the equivalent thereof have not been awarded on an exclusive basis to a third Person and no final determination (within the meaning of Section 635 of the Communications Act of 1934, as amended) has been made that such Borrower or such Subsidiary is not entitled to the renewal or extension thereof; or

                  (k) the Net Cash Proceeds from the sale or issuance by CCI or Holdco of Equity Interests or from the incurrence by CCI or Holdco of Indebtedness are not promptly received by Charter Holdings (x) as an equity contribution or Net Cash Proceeds from the sale or issuance of its Equity Interests and, in either case, applied to prepay Advances as provided in Section 2.5(b), or (y) as Net Cash Proceeds from the incurrence of Indebtedness in compliance with Section 6.2(h).

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrowers declare the

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

Commitments of each Lender and the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrowers declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to either Borrower under the Federal Bankruptcy Code, (x) the Commitments of each Lender and the obligation of each Lender to make Advances shall automatically be terminated and (y) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrowers.

                                   SECTION 8.

                                   THE AGENTS

                  8.1 Appointment. Each Lender hereby appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Document as are delegated to such Agent by the terms of this Agreement and the other Loan Documents, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), no Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that no Agent shall be required to take any action that exposes such Agent to personal liability or that is contrary to this Agreement or applicable law. Each Agent agrees to give to each Lender prompt notice of each notice, certificate and set of financial statements given to it by the Borrowers pursuant to the terms of this Agreement.

                  8.2 Agents' Reliance, Etc. Neither any Agent nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each Agent:
(a) may treat the payee of any Note as the holder thereof until, in the case of the Administrative Agent, the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, or, in the case of

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

any other Agent, such Agent has received notice from the Administrative Agent that it has received and accepted such Assignment and Acceptance, in each case as provided in Section 9.7; (b) may consult with legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Borrower or to inspect the property (including the books and records) of any Borrower; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  8.3 Morgan Stanley and Affiliates. With respect to its Commitment, the Advances made by it and the Notes issued to it, Morgan Stanley shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not an Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Morgan Stanley in its individual capacity. Morgan Stanley and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, either Borrower, any of their Subsidiaries and any Person that may do business with or own securities of any Borrower or any such Subsidiary, all as if Morgan Stanley were not Agents and without any duty to account therefor to the Lenders.

                  8.4 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on the financial statements referred to in Section 4.1 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  8.5 Indemnification. (a) Each Lender severally agrees to indemnify each Agent (to the extent not promptly reimbursed by the Borrowers) from and against such Lender's ratable share (determined as provided below) of any and all liabilities,

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

obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by such Agent under the Loan Documents (collectively, the "Indemnified Costs"); provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Lender agrees to reimburse each Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 9.5, to the extent that such Agent is not promptly reimbursed for such costs and expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 8.5 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person.

                  (b) For purposes of this Section 8.5, the Lenders' respective ratable shares of any amount shall be determined, at any time, according to the sum of (i) the aggregate principal amount of the Advances outstanding at such time and owing to the Lenders and (ii) their respective Unused Bridge Commitments at such time. The failure of any Lender to reimburse any Agent promptly upon demand for its ratable share of any amount required to be paid by the Lender to such Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse such Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse such Agent for such other Lender's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender hereunder, the agreement and obligations of each Lender contained in this
Section 8.5 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

                  8.6 Successor Agents. Any Agent may resign at any time by giving written notice thereof to the Lenders and the Borrowers, subject to the appointment of a successor to such Agent, and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent that is, unless a Default has occurred and is continuing, reasonably acceptable to the Borrowers. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. If within 45 days after written notice is given of the retiring Agent's resignation or removal under this Section 8.6 no successor Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (a) the retiring Agent's resignation or removal shall become effective, (b) the retiring Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (c) the Required Lenders shall thereafter perform all duties of the retiring Agent under the Loan Documents until such time, if any, as the Required Lenders appoint a successor Agent as provided above. After any retiring Agent's resignation or removal hereunder as Agent shall have become effective, the provisions of this
Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                                   SECTION 9.

                                  MISCELLANEOUS

                  9.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (A) no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, do any of the following at any time: (i) waive any of the conditions specified in
Section 3.2 or, in the case of the initial Borrowing, Section 3.1 or 3.2, (ii) change the number of Lenders or the percentage of (x) the Commitments or (y) the aggregate unpaid principal amount of the Advances that, in each case, shall be required for the Lenders or any of them to take any action hereunder, (iii) amend Section 2.11, Section 2.13 or this Section 9.1, (iv) increase the Commitments of the Lenders, (v) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (vi) postpone any date for any scheduled or mandatory payment of principal of, or interest on, the Notes pursuant to Section 2.3 or 2.6 or any date fixed for payment of fees or other amounts payable hereunder, or (vii) limit the liability of any Borrower under any of the Loan Documents; (B) no amendment, waiver or consent shall, unless in writing and signed by an Agent in addition to the Lenders required above to take such action, affect the rights or duties of such Agent under this Agreement or the other Loan Documents; (C) the proviso to Section 6.8(b) shall govern any amendment and restatement in its entirety or replacement of the Existing CC VII Credit Agreement as provided in such proviso and (D) the amendment and waiver provisions of the Rollover Indenture and the Registration Rights Agreement shall govern the amendment and waiver of such agreements if and when entered into.

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

                  9.2 Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, if to either Borrower, at their address at c/o Charter Communications Holdings, LLC, 12444 Powerscourt Drive, Suite 100, St. Louis, Missouri 63131, Attention: Kent
D. Kalkwarf; Fax No.: (314) 965-8793; if to any Initial Lender, at its Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; and if to the Administrative Agent, at its address at 1585 Broadway, New York, New York 10036, Attention: John R. Orem; Fax No.: (212) 761-0587; or, as to the Borrowers or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Administrative Agent. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, except that notices and communications to any Agent pursuant to Section 2, 3 or 8 shall not be effective until received by such Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

                  9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  9.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Advances.

                  9.5 Payment of Expenses and Taxes. The Borrowers agree (a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the other Loan Documents, the Rollover Indenture and the Registration Rights Agreement, and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Administrative Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to Charter Holdings prior to the Effective Date (in the case of amounts to be paid on the Effective Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Administrative Agent shall deem appropriate, (b) to pay or reimburse each Lender and each Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents, the Rollover Indenture and the Registration Rights Agreement, and any such other documents, including the fees and disbursements of one firm of counsel selected by the Administrative Agent, together with any special or local counsel to the Administrative Agent, and not more than one other firm of counsel to the Lenders, (c) to pay, indemnify, and hold each Lender and each Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents, the Rollover Indenture and the Registration Rights Agreement, and any such other documents, and (d) to pay, indemnify, and hold each Lender, each Agent, their affiliates and their respective officers, directors, trustees, employees, agents and controlling persons (each, an "Indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents, the Rollover Indenture and the Registration Rights Agreement, and any such other documents, including any of the foregoing relating to the use of proceeds of the Advances or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of either Borrower, any of its Subsidiaries or any of the Properties and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against either Borrower under any Loan Document, the Rollover Indenture and the Registration Rights Agreement, (all the foregoing in this clause (d), collectively, the "Indemnified Liabilities"), provided that the Borrowers shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrowers agree not to assert and to cause their Subsidiaries not to assert, and hereby waive and agree to cause their Subsidiaries to so waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws,

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

that any of them might have by statute or otherwise against any Indemnitee. In the case of an investigation, litigation or other proceeding to which the indemnity in Section 9.5(d) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by either Borrower, its directors, shareholders or creditors or an Indemnitee, whether or not any Indemnified Party is otherwise a party thereto and whether or not the initial Borrowing shall occur. The Borrowers also agree not to assert any claim against any Agent, any Lender or any of their Affiliates, or any of their respective officers, directors, employees, agents and advisors, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facility, the actual or proposed use of the proceeds of the Advances, the Loan Documents, the Rollover Indenture and the Registration Rights Agreement, or any of the transactions contemplated by the Loan Documents. All amounts due under this Section 9.5 shall be payable not later than 15 days after written demand therefor. Statements payable by the Borrowers pursuant to this Section 9.5 shall be submitted to Kent Kalkwarf (Telephone No. 314-543-2309) (Fax No. 314-965-8793), at the address of the Borrowers set forth in Section 9.2, or to such other Person or address as may be hereafter designated by the Borrowers in a written notice to the Administrative Agent.

                  If any payment of principal of any Advance is made by the Borrowers to or for the account of a Lender other than on the last day of the interest period for such Advance, as a result of a payment pursuant to Section
2.5 or 2.8(c), acceleration of the maturity of the Advances pursuant to Section
7.1 or for any other reason, the Borrowers shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that such Lender may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Advance.

                  Without prejudice to the survival of any other agreement of either Borrower hereunder or under any other Loan Document, the agreements and obligations of the Borrowers contained in this Section 9.5 and Sections 2.8 and
2.10 shall survive repayments of the Advances and all other amounts payable hereunder.

                  9.6 Binding Effect. This Agreement shall become effective when it shall have been executed by each Borrower and each Agent and the Administrative Agent shall have been notified by each Initial Lender that such Initial Lender has executed it and thereafter shall be binding upon and inure to the benefit of each Borrower, each Lender, each Agent, all future holders of the Advances and their respective successors (which shall include, in the case of any Lender, any entity resulting from a merger or consolidation) and assigns, except that neither Borrower shall have the right to assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

                  9.7 Assignments and Participations. (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of the Facility, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender, an Affiliate of any Lender or an Approved Fund of any Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the aggregate amount of the Commitments being assigned to such Eligible Assignee pursuant to such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 (or such lesser amount as shall be approved by the Administrative Agent and, so long as no Event of Default shall have occurred and be continuing at the time of effectiveness of such assignment, the Borrower), (iii) each such assignment shall be to an Eligible Assignee, (iv) no such assignments (other than an assignment by any Lender to an Affiliate or an Approved Fund of such Lender) shall be permitted (x) prior to the earlier of
(A) the four month anniversary of the Effective Date and (B) the date on which the Administrative Agent shall notify the Lenders that syndication of the Commitments has been completed without the consent of the Administrative Agent (in its sole discretion) and (y) thereafter without the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment.

                  (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance,
(i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (ii) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.8, 2.10 and 9.5 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (c) By executing and delivering an Assignment and Acceptance, each Lender assignor thereunder and each assignee thereunder confirm to and agree with each other and the other parties thereto and hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto;
(ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of either Borrower or the performance or observance by either Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto;
(iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
(iv) such assignee will, independently and without reliance upon any Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

                  (d) The Administrative Agent, acting for this purpose (but only for this purpose) as the agent of the Borrowers, shall maintain at its address referred to in Section 9.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agents and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to each Borrower and each other Agent. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if any assigning Lender has retained a Commitment hereunder, a new Note to the order of such assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 or A-2 hereto, as the case may be.

                  (f) Each Lender may sell participations to one or more Persons (other than either Borrower or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes (if any) held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by either Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation or postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

                  (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.7, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information received by it from such Lender.

                  (h) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or

Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board.

                  9.8 Set-off. In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to either Borrower, any such notice being expressly waived by each Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrowers hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrowers, as the case may be. Each Lender agrees promptly to notify the Borrowers and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

                  9.9 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

                  9.10 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  9.11 Integration. This Agreement and the other Loan Documents represent the agreement of the Borrowers, the Agents and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents; except for the agreements, promises, undertakings, representations and warranties set forth in the Engagement Letter, the Fee Letter and paragraphs 3, 4, 5, 6 and 7 of the Commitment Letter which shall survive the execution and delivery of this Agreement and the making of Advances hereunder and shall remain in full force and effect in accordance with their respective term.

                  9.12 GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  9.13 Jurisdiction, Etc. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  9.14 Acknowledgments. Each of the Borrowers hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the other Loan Documents, the Rollover Indenture and the Registration Rights Agreement, as the case may be;

                  (b) neither any Agent nor any Lender has any fiduciary relationship with or duty to the Borrowers arising out of or in connection with this Agreement, any of the other Loan Documents, the Rollover Indenture and the Registration Rights Agreement, and the relationship between the Agents and Lenders, on one hand, and the Borrowers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby, by the other Loan Documents, the Rollover Indenture and the Registration Rights Agreement, or otherwise exists by virtue of the transactions contemplated hereby among the Agents and the Lenders or among the Borrowers and the Agents and the Lenders.

                  9.15 Confidentiality. Each Agent and each Lender agrees to keep confidential all non-public information provided to it by any Borrower pursuant to this Agreement that is designated by such Borrower as confidential; provided that nothing herein shall prevent any Agent or any Lender from disclosing any such information (a) to any Agent, any Lender or any affiliate of any Lender or any Approved Fund, (b) to any Transferee or prospective Transferee that agrees to comply with the provisions of this Section, (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates who have a need to know, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, (h) any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, (i) in connection with the exercise of any remedy hereunder or under any other Loan Document or (j) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this
Section 9.15).

                  9.16 WAIVERS OF JURY TRIAL. EACH OF THE BORROWERS, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE ACTIONS OF ANY AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF AND FOR ANY COUNTERCLAIM THEREIN.

                                                                  EXECUTION COPY


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    CHARTER COMMUNICATIONS
                                        HOLDINGS, LLC


                                        By  /s/ Eloise A. Engman
                                            -----------------------------
                                            Name:  Eloise A. Engman
                                            Title: Vice President

                                    CHARTER COMMUNICATIONS
                                        HOLDINGS CAPITAL CORPORATION


                                        By  /s/ Eloise A. Engman
                                            -----------------------------
                                            Name:  Eloise A. Engman
                                            Title: Vice President

                          MORGAN STANLEY SENIOR
                              FUNDING, INC.,
                                 as Sole Arranger, Syndication Agent
                                 and Administrative Agent


                              By  /s/ Lucy Galbraith
                                  --------------------------------------
                                  Name:  Lucy Galbraith
                                  Title: Principal

                                GOLDMAN SACHS CREDIT
                                    PARTNERS L.P.,
                                       as Co-Documentation Agent


                                    By  /s/ R. T. Wagner
                                        --------------------------------------
                                        Name:  R. T. Wagner
                                        Title: Authorized Signatory

                                   MERRILL LYNCH CAPITAL
                                       CORPORATION,
                                        as Co-Documentation Agent


                                       By  /s/ Carol J. E. Feeley
                                           ------------------------------------
                                           Name:  Carol J. E. Feeley
                                           Title: Vice President

                                       BEAR STEARNS CORPORATE
                                       LENDING INC.,
                                       as Co-Documentation Agent


                                       By  /s/ Richard L. Metrick
                                           ------------------------------------
                                           Name:  Richard L. Metrick
                                           Title: President

                                   INITIAL LENDERS

                                   MORGAN STANLEY SENIOR
                                       FUNDING, INC.


                                       By  /s/ Lucy Galbraith
                                           ------------------------------------
                                           Name:  Lucy Galbraith
                                           Title: Principal

                                   GOLDMAN SACHS CREDIT
                                       PARTNERS L.P.


                                       By  /s/ R. T. Wagner
                                           ------------------------------------
                                           Name:  R. T. Wagner
                                           Title: Authorized Signatory

                                   MERRILL LYNCH CAPITAL
                                       CORPORATION


                                       By  /s/ Carol J. E. Feeley
                                           ------------------------------------
                                           Name:  Carol J. E. Feeley
                                           Title: Vice President

                                   BEAR STEARNS CORPORATE
                                       LENDING INC.


                                       By  /s/ Richard L. Metrick
                                           ------------------------------------
                                           Name:  Richard L. Metrick
                                           Title: President

                                                                  EXECUTION COPY

EXHIBITS
--------

Exhibit A-1       Form of Bridge Note
Exhibit A-2       Form of Term Note
Exhibit B         Form of Notice of Borrowing
Exhibit C         Form of Assignment and Acceptance
Exhibit D         Form of Registration Rights Agreement
Exhibit E         Form of Rollover Indenture
Exhibit F         Form of Opinion of Counsel to Borrowers
Exhibit G         Form of Compliance Certificate

SCHEDULES
---------

Schedule 1                 Commitments
Schedule 6.2(d)            Debt

================================================================================














                                    Exhibit E

                                Form of Indenture















================================================================================

================================================================================









                      CHARTER COMMUNICATIONS HOLDINGS, LLC

                                       and

                         CHARTER COMMUNICATIONS HOLDINGS

                              CAPITAL CORPORATION,

                                   as Issuers

                                       and

                                _______________,

                                   as Trustee



                                    INDENTURE

                         Dated as of _________ __, 2000



                Providing for Issuance of Senior Notes in Series







================================================================================

                                Table of Contents

                                                                                     Page

ARTICLE 1       DEFINITIONS AND INCORPORATION BY REFERENCE.............................1
     Section 1.01  Definitions.........................................................1
     Section 1.02  Other Definitions..................................................25
     Section 1.03  Incorporation by Reference of Trust Indenture Act..................26
     Section 1.04  Rules of Construction..............................................26

ARTICLE 2       THE NOTES.............................................................27
     Section 2.01  Amount of Notes; Issuable in Series; Form and Dating...............27
     Section 2.02  Execution and Authentication.......................................29
     Section 2.03  Registrar and Paying Agent.........................................31
     Section 2.04  Paying Agent to Hold Money in Trust................................31
     Section 2.05  Holder Lists.......................................................32
     Section 2.06  Transfer and Exchange..............................................32
     Section 2.07  Replacement Notes..................................................45
     Section 2.08  Outstanding Notes..................................................46
     Section 2.09  Treasury Notes.....................................................46
     Section 2.10  Temporary Notes....................................................46
     Section 2.11  Cancellation.......................................................47
     Section 2.12  Defaulted Interest.................................................47

ARTICLE 3       REDEMPTION AND PREPAYMENT.............................................47
     Section 3.01  Notices to Trustee.................................................47
     Section 3.02  Selection of Notes to Be Redeemed..................................48
     Section 3.03  Notice of Redemption...............................................48
     Section 3.04  Effect of Notice of Redemption.....................................49
     Section 3.05  Deposit of Redemption Price........................................49
     Section 3.06  Notes Redeemed in Part.............................................50
     Section 3.07  Optional Redemption................................................50
     Section 3.08  Mandatory Redemption...............................................50
     Section 3.09  Offer to Purchase by Application of Excess Proceeds................50

ARTICLE 4       COVENANTS.............................................................52
     Section 4.01  Payment of Notes...................................................52
     Section 4.02  Maintenance of Office or Agency....................................53
     Section 4.03  Reports............................................................53
     Section 4.04  Compliance Certificate.............................................54
     Section 4.05  Taxes..............................................................55
     Section 4.06  Stay, Extension and Usury Laws.....................................55
     Section 4.07  Restricted Payments................................................55
     Section 4.08  Investments........................................................58
     Section 4.09  Dividend and Other Payment Restrictions Affecting Subsidiaries.....59
     Section 4.10  Incurrence of Indebtedness and Issuance of Preferred Stock.........61


                                Table of Contents
                                  (continued)
                                                                                     Page

     Section 4.11  Limitation on Asset Sales..........................................64
     Section 4.12  Sale and Leaseback Transactions....................................65
     Section 4.13  Transactions with Affiliates.......................................66
     Section 4.14  Liens..............................................................67
     Section 4.15  Corporate Existence................................................67
     Section 4.16  Repurchase at the Option of Holders upon a Change of Control.......67
     Section 4.17  Limitations on Issuances of Guarantees of Indebtedness.............69
     Section 4.18  Payments for Consent...............................................70
     Section 4.19  Application of Fall-Away Covenants.................................70

ARTICLE 5       SUCCESSORS............................................................71
     Section 5.01  Merger, Consolidation, or Sale of Assets...........................71
     Section 5.02  Successor Corporation Substituted..................................72

ARTICLE 6        DEFAULTS AND REMEDIES................................................72
     Section 6.01  Events of Default..................................................72
     Section 6.02  Acceleration.......................................................74
     Section 6.03  Other Remedies.....................................................74
     Section 6.04  Waiver of Existing Defaults........................................74
     Section 6.05  Control by Majority................................................75
     Section 6.06  Limitation on Suits................................................75
     Section 6.07  Rights of Holders of Notes to Receive Payment......................75
     Section 6.08  Collection Suit by Trustee.........................................76
     Section 6.09  Trustee May File Proofs of Claim...................................76
     Section 6.10  Priorities.........................................................76
     Section 6.11  Undertaking for Costs..............................................77

ARTICLE 7       TRUSTEE...............................................................77
     Section 7.01  Duties of Trustee..................................................77
     Section 7.02  Rights of Trustee..................................................78
     Section 7.03  Individual Rights of Trustee.......................................79
     Section 7.04  Trustee's Disclaimer...............................................79
     Section 7.05  Notice of Defaults.................................................80
     Section 7.06  Reports by Trustee to Holders of the Notes.........................80
     Section 7.07  Compensation and Indemnity.........................................80
     Section 7.08  Replacement of Trustee.............................................81
     Section 7.09  Successor Trustee by Merger, etc...................................82
     Section 7.10  Eligibility; Disqualification......................................82
     Section 7.11  Preferential Collection of Claims Against the Issuers..............83

ARTICLE 8       LEGAL DEFEASANCE AND COVENANT DEFEASANCE..............................83
     Section 8.01  Option to Effect Legal Defeasance or Covenant Defeasance...........83
     Section 8.02  Legal Defeasance and Discharge.....................................83


                                Table of Contents
                                  (continued)
                                                                                     Page

     Section 8.03   Covenant Defeasance...............................................84
     Section 8.04   Conditions to Legal or Covenant Defeasance........................84
     Section 8.05   Deposited Money and Government Securities to Be Held in Trust;
                    Other Miscellaneous Provisions....................................86
     Section 8.06   Repayment to Issuers..............................................87
     Section 8.07   Reinstatement.....................................................87

ARTICLE 9       AMENDMENT, SUPPLEMENT AND WAIVER......................................88
     Section 9.01   Without Consent of Holders of Notes...............................88
     Section 9.02   With Consent of Holders of Notes..................................88
     Section 9.03   Compliance with Trust Indenture Act...............................90
     Section 9.04   Revocation and Effect of Consents.................................90
     Section 9.05   Notation on or Exchange of Notes..................................90
     Section 9.06   Trustee to Sign Amendments, etc...................................91

ARTICLE 10       MISCELLANEOUS........................................................91
     Section 10.01  Trust Indenture Act Controls......................................91
     Section 10.02  Notices...........................................................91
     Section 10.03  Communication by Holders of Notes with Other Holders of Notes.....92
     Section 10.04  Certificate and Opinion as to Conditions Precedent................93
     Section 10.05  Statements Required in Certificate or Opinion.....................93
     Section 10.06  Rules by Trustee and Agents.......................................93
     Section 10.07  No Personal Liability of Directors, Officers, Employees,
                    Members and Stockholders..........................................94
     Section 10.08  Governing Law.....................................................94
     Section 10.09  No Adverse Interpretation of Other Agreements.....................94
     Section 10.10  Successors........................................................94
     Section 10.11  Severability......................................................94
     Section 10.12  Counterpart Originals.............................................94
     Section 10.13  Table of Contents, Headings, etc..................................95

ARTICLE 11       SATISFACTION AND DISCHARGE...........................................95
     Section 11.01  Satisfaction and Discharge of Indenture...........................95
     Section 11.02  Application of Trust Money........................................96

EXHIBIT A............................................................................A-1

EXHIBIT B............................................................................B-1

EXHIBIT C............................................................................C-1

EXHIBIT D............................................................................D-1

                             CROSS-REFERENCE TABLE*

Trust Indenture Act Section                                    Indenture Section

310(a)(1)......................................................7.10
(a)(2).........................................................7.10
(a)(3).........................................................N.A.
(a)(4).........................................................N.A.
(a)(5).........................................................7.10
(b)............................................................7.10
(c)............................................................N.A.
311(a).........................................................7.11
(b)............................................................7.11
(c)............................................................N.A.
312(a).........................................................2.05
(b)............................................................10.03
(c)............................................................10.03
313(a).........................................................7.06
(b)(1).........................................................10.03
(b)(2).........................................................7.07; 10.03
(c)............................................................7.06; 10.02
(d)............................................................7.06
314(a).........................................................4.03; 10.02
(b)............................................................10.02
(c)(1).........................................................10.04
(c)(2).........................................................10.04
(c)(3).........................................................N.A.
(d)............................................................N.A.
(e)............................................................10.05
(f)............................................................N.A.
315(a).........................................................7.01
(b)............................................................7.05; 10.02
(c)............................................................7.01
(d)............................................................7.01
(e)............................................................6.11
316(a) (last sentence).........................................2.09
(a)(1)(A)......................................................6.05
(a)(1)(B)......................................................6.04
(a)(2).........................................................N.A.
(b)............................................................6.07
(c)............................................................2.12
317(a)(1)......................................................6.08
(a)(2).........................................................6.09

(b)............................................................2.04
318(a).........................................................10.01
(b)............................................................N.A.
(c)............................................................10.01

N.A. means Not Applicable.

* This Cross-Reference Table is not part of the Indenture.

        INDENTURE dated as of ________, 2000 among Charter Communications Holdings, LLC, a Delaware limited liability company (as further defined below, the "Company"), Charter Communications Holdings Capital Corporation, a Delaware corporation (as further defined below, "Charter Capital" and together with the Company, the "Issuers"), and _______________, as trustee (the "Trustee").

                                     Recital

        The Issuers have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of senior notes to be issued in one or more series as herein provided to or on behalf of the Lenders under and pursuant to the Senior Bridge Loan Agreement, dated as of August 4, 2000, among the Issuers, the initial lenders parties thereto, Morgan Stanley Senior Funding, Inc. as sole arranger, syndication agent and administrative agent, and Goldman Sachs Credit Partners L.P., Merrill Lynch Capital Corporation and Bear Stearns Corporate Lending Inc., as co-documentation agents.

        The Issuers and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes:

                                   ARTICLE 1

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions.

        "Acquired Debt" means, with respect to any specified Person:

        (1) Indebtedness of any other Person existing at the time such other Person is merged with or into or becomes a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Subsidiary of, such specified Person; and

        (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

        "Additional Notes" means Notes of a particular series issued under this Indenture in addition to Initial Notes of such series (other than any Notes issued in respect of Initial Notes of such series pursuant to Section 2.06, 2.07, 2.10, 3.06, 3.09, 4.16 or 9.05).

        "Administrative Agent" means Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent under the Senior Bridge Loan Agreement, and any successor administrative agent appointed pursuant to the Senior Bridge Loan Agreement.

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control. For purposes of this definition, the terms "controlling, "controlled by" and "under common control with" shall have correlative meanings.

        "Agent" means any Registrar or Paying Agent.

        "Applicable Interest Rate" means a rate per annum equal to the greater of (x) the interest rate per annum applicable to the Term Advances as in effect under the Senior Bridge Loan Agreement on the Applicable Issue Date with respect to Notes of any series and (y) the bid-side yield on the Specified Notes (as determined by the Administrative Agent under the Senior Bridge Loan Agreement) as of the Business Day immediately prior to the Applicable Issue Date with respect to Notes of such series, as specified with respect to Notes of any series in accordance with Section 2.01(b); provided, however, that in no event shall the Applicable Interest Rate in respect of any series of Notes be less than 9.0% per annum or greater than 15.0% per annum (except that the Applicable Interest Rate on the Notes is subject to increase to the extent of any special interest payable thereon in accordance with the provisions of the Registration Rights Agreement).

        "Applicable Issue Date" means the date on which the Initial Notes of any series are initially issued under this Indenture.

        "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

        "Asset Acquisition" means (a) an Investment by the Company or any of the Company's Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the Company or any of its Restricted Subsidiaries or shall be merged with or into the Company or any of the Company's Restricted Subsidiaries, or (b) the acquisition by the Company or any of the Company's Restricted Subsidiaries of the assets of any Person which constitute all or substantially all of the assets of such Person, any division or line of business of such Person or any other properties or assets of such Person other than in the ordinary course of business.

        "Asset Sale" means:

        (1) the sale, lease, conveyance or other disposition of any assets or rights, other than sales of inventory in the ordinary course of business consistent with past practices; provided that the sale, conveyance or other disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries, taken as a whole, shall be governed by Section 4.16 and/or Section 5.01 and not by the provisions of Section 4.11 and

        (2) the issuance of Equity Interests by any of the Company's Restricted Subsidiaries or the sale of Equity Interests in any of the Company's Restricted Subsidiaries.

        Notwithstanding the preceding, the following items shall not be deemed to be Asset Sales:

        (1) any single transaction or series of related transactions that: (a) involves assets having a fair market value of less than $100 million; or (b) results in net proceeds to the Company and its Restricted Subsidiaries of less than $100 million;

        (2) a transfer of assets between or among the Company and its Restricted Subsidiaries;

        (3) an issuance of Equity Interests by a Wholly Owned Restricted Subsidiary of the Company to the Company or to another Wholly Owned Restricted Subsidiary of the Company;

        (4) a Restricted Payment that is permitted by Section 4.07 and a Restricted Investment that is permitted by Section 4.08; and

        (5) the incurrence of Permitted Liens and the disposition of assets related to such Permitted Liens by the secured party pursuant to a foreclosure.

        "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction including any period for which such lease has been extended or may, at the option of the lessee, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP.

        "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law of any jurisdiction relating to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors.

         "Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as such term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition.

        "Board of Directors" means the Manager or the Board of Directors of the Company or the Board of Directors of Charter Capital, as the case may be, or any authorized committee of the Board of Directors of the Company or Charter Capital, as the case may be.

        "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company (or of Charter Communications, Inc. in the case of a resolution of the Manager) or Charter Capital, as the case may be, or, in either case, their respective successors, to have been duly adopted by the Manager or the Board of Directors of the Company or the Board of Directors of Charter Capital, as the case may be, and to be in full force and effect on the date of such certification and delivered to the Trustee.

        "Business Day" means any day other than a Legal Holiday.

        "Cable Related Business" means the business of owning cable television systems and businesses ancillary, complementary and related thereto.

        "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

        "Capital Stock" means:

        (1) in the case of a corporation, corporate stock;

        (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

        (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

        (4) any other interest (other than any debt obligation) or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

        "Capital Stock Sale Proceeds" means the aggregate net cash proceeds (including the fair market value of the non-cash proceeds, as determined by an independent appraisal firm) received by the Company since the Existing Notes Issue Date (x) as a contribution to the common equity capital or from the issue or sale of Equity Interests of the Company (other than Disqualified Stock) or
(y) from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of the Company that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of the Company).

        "Cash Equivalents" means:

        (1) United States dollars;

        (2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition;

        (3) certificates of deposit and eurodollar time deposits with maturities of twelve months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any domestic commercial bank having combined capital and surplus in excess of $500 million and a Thompson Bank Watch Rating at the time of acquisition of "B" or better;

        (4) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

        (5) commercial paper having a rating of at least "P-1" from Moody's or at least "A-1" from S&P and in each case maturing within twelve months after the date of acquisition;

        (6) corporate debt obligations maturing within twelve months after the date of acquisition thereof, rated at the time of acquisition at least "Aaa" or "P-1" by Moody's or "AAA" or "A-1" by S&P;

        (7) auction-rate preferred stocks of any corporation maturing not later than 45 days after the date of acquisition thereof, rated at the time of acquisition at least "Aaa" by Moody's or "AAA" by S&P;

        (8) securities issued by any state, commonwealth or territory of the United States, or by any political subdivision or taxing authority thereof, maturing not later than six months after the date of acquisition thereof, rated at the time of acquisition at least "A" by Moody's or S&P; and

        (9) money market or, mutual funds, at least 90% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (8) of this definition.

        "Change of Control" means the occurrence of any of the following: (1) the sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, or of a Parent and its Subsidiaries, taken as a whole, to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act) other than the Principal or a Related Party of the Principal;

        (2) the adoption of a plan relating to the liquidation or dissolution of the Company or a Parent;

        (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than the Principal and Related Parties, becomes the Beneficial Owner, directly or indirectly, of more than 35% of the Voting Stock of the Company or a Parent, measured by voting power rather than number of shares, unless the Principal or a Related Party Beneficially Owns, directly or indirectly, a greater percentage of Voting Stock of the Company, measured by voting power rather than the number of shares, than such person;

        (4) after the Issue Date, the first day on which a majority of the members of the Board of Directors of the Company or the board of directors of a Parent are not Continuing Directors; or

        (5) the Company or a Parent consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company or a Parent, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company or such Parent is converted into or exchanged for cash, securities or other property, other than any such transaction where the Voting Stock of the Company or such Parent outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock (other than Disqualified Stock) of the surviving or transferee Person constituting a majority of the outstanding shares of such Voting Stock of such surviving or transferee Person immediately after giving effect to such issuance.

        "Charter Capital" means Charter Communications Holdings Capital Corporation, a Delaware corporation, and any successor in interest thereto.

        "Clearstream" means Clearstream Banking, societe anonyme (formerly Cedelbank).

        "Commission" or "SEC" means the Securities and Exchange Commission.

        "Company" means Charter Communications Holdings, LLC, a Delaware limited liability company, and any successor in interest thereto.

        "Consolidated EBITDA" means with respect to any Person, for any period, the net income of such Person and its Restricted Subsidiaries for such period plus, to the extent such amount was deducted in calculating such net income:

        (1) Consolidated Interest Expense;

        (2) income taxes;

        (3) depreciation expense;

        (4) amortization expense;

        (5) all other non-cash items, extraordinary items, nonrecurring and unusual items and the cumulative effects of changes in accounting principles reducing such net income, less all non-cash items, extraordinary items, nonrecurring and unusual items and cumulative effects of changes in accounting principles increasing such net income, all as determined on a consolidated basis for such Person and its Restricted Subsidiaries in conformity with GAAP;

        (6) amounts actually paid during such period pursuant to a deferred compensation plan; and

        (7) for purposes of Section 4.10 only, Management Fees;

provided that Consolidated EBITDA shall not include:

        (x) the net income (or net loss) of any Person that is not a Restricted Subsidiary ("Other Person"), except (I) with respect to net income, to the extent of the amount of dividends or other distributions actually paid to such Person or any of its Restricted Subsidiaries by such Other Person during such period and (II) with respect to net losses, to the extent of the amount of investments made by such Person or any Restricted Subsidiary of such Person in such Other Person during such period;

        (y) solely for the purposes of calculating the amount of Restricted Payments that may be made pursuant to clause (3) of Section 4.07 (and in such case, except to the extent includable pursuant to clause (x) above), the net income (or net loss) of any Other Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with such Person or any Restricted Subsidiaries or all or substantially all of the property and assets of such Other Person are acquired by such Person or any of its Restricted Subsidiaries; and

        (z) the net income of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary (other than any agreement or instrument evidencing Indebtedness or preferred stock (i) outstanding on the date of this Indenture or (ii) incurred or issued thereafter in compliance with Section 4.10, provided that (in the case of clause (ii)) (a) the terms of any such agreement or instrument restricting the declaration and payment of dividends or similar distributions apply only in the event of a default with respect to a financial covenant or a covenant relating to payment (beyond any applicable period of grace) contained in such agreement or instrument, (b) such terms are determined by such Person to be customary in comparable financings and (c) such restrictions are determined by such Person not to materially affect the Issuers' ability to make principal or interest payments on the Notes when due).

        "Consolidated Indebtedness" means, with respect to any Person as of any date of determination, the sum, without duplication, of:

        (1) the total amount of outstanding Indebtedness of such Person and its Restricted Subsidiaries, plus

        (2) the total amount of Indebtedness of any other Person that has been Guaranteed by the referent Person or one or more of its Restricted Subsidiaries, plus

        (3) the aggregate liquidation value of all Disqualified Stock of such Person and all preferred stock of Restricted Subsidiaries of such Person, in each case, determined on a consolidated basis in accordance with GAAP.

        "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication, the sum of

        (1) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization or original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations); and

        (2) the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period; and

        (3) any interest expense on Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries (whether or not such Guarantee or Lien is called upon);

excluding, however, any amount of such interest of any Restricted Subsidiary if the net income of such Restricted Subsidiary is excluded in the calculation of Consolidated EBITDA pursuant to clause (z) of the definition thereof (but only in the same proportion as the net income of such Restricted Subsidiary is excluded from the calculation of Consolidated EBITDA pursuant to clause (z) of the definition thereof), in each case, on a consolidated basis and in accordance with GAAP.

        "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company or the board of directors of a Parent who:

        (1) was a member of such board of directors on the date of this Indenture; or

        (2) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination or election or whose election or appointment was previously so approved.

        "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 10.02 or such other address as to which the Trustee may give notice to the Issuers.

        "Credit Facilities" means, with respect to the Company and/or its Restricted Subsidiaries, one or more debt facilities or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

        "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

        "Definitive Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06, substantially in the form of Exhibit A hereto, except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

        "Depositary" means, with respect to the Global Notes, the Person specified in Section 2.03 as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

        "Disposition" means, with respect to any Person, any merger, consolidation or other business combination involving such Person (whether or not such Person is the surviving Person) or the sale, assignment, or transfer, lease conveyance or other disposition of all or substantially all of such Person's assets or Capital Stock.

        "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 4.07.

        "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

        "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Existing Indebtedness" means Indebtedness of the Company and its Restricted Subsidiaries in existence on the date of this Indenture, until such amounts are repaid.

        "Existing Notes Issue Date" means March 17, 1999.

        "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

        "Global Note Legend" means the legend set forth in Section 2.06(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

        "Global Notes" means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes.

        "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America, and the payment for which the United States pledges its full faith and credit.

        "Guarantee" or "guarantee" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness, measured as the lesser of the aggregate outstanding amount of the Indebtedness so guaranteed and the face amount of the Guarantee.

        "Hedging Obligations" means, with respect to any Person, the obligations of such Person under:

        (1) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements;

        (2) interest rate option agreements, foreign currency exchange agreements, foreign currency swap agreements; and

        (3) other agreements or arrangements designed to protect such Person against fluctuations in interest and currency exchange rates.

        "Helicon Preferred Stock" means the preferred limited liability company interest of Charter-Helicon LLC with an aggregate liquidation value of $25 million outstanding on the date of this Indenture.

        "Holder" means a holder of the Notes of any series issued under this Indenture.

        "Indebtedness" means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent:

        (1) in respect of borrowed money;

        (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

        (3) in respect of banker's acceptances;

        (4) representing Capital Lease Obligations;

        (5) in respect of the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable; or

        (6) representing the notional amount of any Hedging Obligations, if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by such Person of any indebtedness of any other Person.

The amount of any Indebtedness outstanding as of any date shall be:

        (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; and

        (2) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

        "Indenture" means this Indenture, as amended or supplemented from time to time and shall include the forms and terms of particular series of Notes established as contemplated hereunder.

        "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

        "Initial Issue Date" means the date on which Notes are initially issued under this Indenture.

        "Initial Notes" means Notes of any series issued under this Indenture on the Applicable Issue Date in respect of such series (and any Notes issued in respect thereof pursuant to Section 2.06, 2.07, 2.10, 3.06, 3.09, 4.16 or 9.05).

        "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is not also a QIB.

        "Investment Grade Rating" means a rating equal to or higher than Baa3 (or the equivalent) by Moody's and BBB- (or the equivalent) by S&P.

        "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), and purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

        "Issuers" has the meaning assigned to it in the preamble to this Indenture.

        "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

        "Leverage Ratio" means, as of any date, the ratio of:

        (1) the Consolidated Indebtedness of the Company on such date to

        (2) the aggregate amount of Consolidated EBITDA for the Company for the most recently ended fiscal quarter for which internal financial statements are available (the "Reference Period") multiplied by four.

In addition to the foregoing, for purposes of this definition, "Consolidated EBITDA" shall be calculated on a pro forma basis after giving effect to

        (1) the issuance of the Notes;

        (2) the incurrence of the Indebtedness or the issuance of the Disqualified Stock or other preferred stock of a Restricted Subsidiary (and the application of the proceeds therefrom) giving rise to the need to make such calculation and any incurrence or issuance (and the application of the proceeds therefrom) or repayment of other Indebtedness or Disqualified Stock or other preferred stock of a Restricted Subsidiary, other than the incurrence or repayment of Indebtedness for ordinary working capital purposes, at any time subsequent to the beginning of the Reference Period and on or prior to the date of determination, as if such incurrence (and the application of the proceeds thereof), or the repayment, as the case may be, occurred on the first day of the Reference Period; and

        (3) any Dispositions or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Restricted Subsidiaries (including any person that becomes a Restricted Subsidiary as a result of such Asset Acquisition) incurring, assuming or otherwise becoming liable for or issuing Indebtedness, Disqualified Stock or preferred stock) made on or subsequent to the first day of the Reference Period and on or prior to the date of determination, as if such Disposition or Asset Acquisition (including the incurrence, assumption or liability for any such Indebtedness, Disqualified Stock or preferred stock and also including any Consolidated EBITDA associated with such Asset Acquisition, including any cost savings adjustments in compliance with Regulation S-X promulgated by the Commission) had occurred on the first day of the Reference Period.

        "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

        "Management Fees" means the fees payable to Charter Communications, Inc. pursuant to the management agreements between Charter Communications, Inc. and Restricted Subsidiaries of the Company, as such agreements exist on the date of this Indenture, including any amendment or replacement thereof, provided that any such amendment or replacement is not more disadvantageous to the Holders of the Notes in any material respect from such management agreements existing on the date of this Indenture.

        "Manager" means Charter Communications, Inc., in its capacity as manager of the Company under the Company's limited liability company agreement, dated as of February 9, 1999, as amended from time to time, and any successor manager appointed pursuant to such limited liability company agreement.

        "Moody's" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

        "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale (including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of the direct costs relating to such Asset Sale, including, without limitation, legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result thereof or taxes paid or payable as a result thereof (including amounts distributable in respect of owners', partners' or members' tax liabilities resulting from such sale), in each case after taking into account any available tax credits or deductions and any tax sharing arrangements and amounts required to be applied to the repayment of Indebtedness.

        "Non-Recourse Debt" means Indebtedness:

         (1) as to which neither the Company nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender;

         (2) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness (other than the Notes) of the Company or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and

         (3) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Restricted Subsidiaries.

         "Non-U.S. Person" means a Person who is not a U.S. Person.

         "Note" or "Notes" means a Note or Notes of the Issuers issued, authenticated and delivered under this Indenture.

         "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

         "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

         "Officers' Certificate" means a certificate signed on behalf of the Company or Charter Capital, as the case may be, by two Officers of the Company or Charter Capital, as the case may be, one of whom must be the principal executive officer, the chief financial officer or the treasurer of the Company or Charter Capital, as the case may be, that meets the requirements of Section 10.05.

         "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section
10.05. The counsel may be an employee of or counsel to the Issuers, any Subsidiary of the Issuers or the Trustee.

         "Other Notes" means the 10.00% Senior Notes due 2009, the 10.25% Senior Notes due 2010 and the 11.75% Senior Discount Notes due 2010 of the Issuers in each case in an aggregate principal amount not to exceed the principal amount thereof issued on January 12, 2000; and the 8.250% Senior Notes due 2007, the 8.625% Senior Notes due 2009 and the 9.920% Senior Discount Notes due 2011 of the Issuers in each case in an aggregate principal amount not to exceed the principal amount thereof issued on March 17, 1999.

         "Parent" means Charter Communications, Inc. and/or Charter Communications Holding Company, LLC, as applicable, and any successor Person or any Person succeeding to the direct or indirect ownership of the Company.

         "Participant" means, with respect to the Depositary, Euroclear or Clearstream, a Person who has an account with the Depositary, Euroclear or Clearstream, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

         "Permitted Investments" means:

         (1) any Investment by the Company in a Restricted Subsidiary of the Company, or any Investment by a Restricted Subsidiary of the Company in the Company;

         (2) any Investment in Cash Equivalents;

         (3) any Investment by the Company or any Restricted Subsidiary of the Company in a Person, if as a result of such Investment:

                  (a) such Person becomes a Restricted Subsidiary of the Company; or

                  (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary of the Company;

         (4) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with Section 4.11;

         (5) any Investment made out of the net cash proceeds of the issue and sale since the Existing Notes Issue Date (other than to a Subsidiary of the Company) of Equity Interests (other than Disqualified Stock) of the Company to the extent that such net cash proceeds have not been applied to make a Restricted Payment or to effect other transactions pursuant to Section 4.07 or to the extent such net cash proceeds have not been used to incur Indebtedness pursuant to clause (10) of Section 4.10;

         (6) Investments in Productive Assets having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (6) since the Existing Notes Issue Date, not to exceed $150 million; provided that the Company or any of its Restricted Subsidiaries, after giving effect to such Investments, will own at least 20% of the Voting Stock of such Person;

         (7) other Investments in any Person having an aggregate fair market value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (7) since the Existing Notes Issue Date, not to exceed $50 million; and

         (8) Investments in customers and suppliers in the ordinary course of business which either (A) generate accounts receivable or (B) are accepted in settlement of bona fide disputes.

         "Permitted Liens" means:

         (1) Liens on the assets of the Company securing Indebtedness and other Obligations under clause (1) of Section 4.10;

         (2)  Liens in favor of the Company;

         (3) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Company; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company;

         (4) Liens on property existing at the time of acquisition thereof by the Company; provided that such Liens were in existence prior to the contemplation of such acquisition;

         (5) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business;

         (6) purchase money mortgages or other purchase money liens (including without limitation any Capital Lease Obligations) incurred by the Company upon any fixed or capital assets acquired after the date of this Indenture or purchase money mortgages (including without limitation Capital Lease Obligations) on any such assets, whether or not assumed, existing at the time of acquisition of such assets, whether or not assumed, so long as (i) such mortgage or lien does not extend to or cover any of the assets of the Company, except the asset so developed, constructed, or acquired, and directly related assets such as enhancements and modifications thereto, substitutions, replacements, proceeds (including insurance proceeds), products, rents and profits thereof, and (ii) such mortgage or lien secures the obligation to pay the purchase price of such asset, interest thereon and other charges, costs and expenses (including, without limitation, the cost of design, development, construction, acquisition, transportation, installation, improvement, and migration) and incurred in connection therewith (or the obligation under such Capital Lease Obligation) only;

         (7) Liens existing on the date of this Indenture (other than in connection with the Credit Facilities);

         (8) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;

         (9) statutory and common law Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other similar Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and for which a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made;

         (10) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

         (11) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligation, bankers' acceptance, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money);

         (12) easements, rights-of-way, municipal and zoning ordinances and similar charges, encumbrances, title defects or other irregularities that do not materially interfere with the ordinary course of business of the Company or any of its Restricted Subsidiaries;

         (13) Liens of franchisors or other regulatory bodies arising in the ordinary course of business;

         (14) Liens arising from filing Uniform Commercial Code financing statements regarding leases or other Uniform Commercial Code financing statements for precautionary purposes relating to arrangements not constituting Indebtedness;

         (15) Liens arising from the rendering of a final judgment or order against the Company or any of its Restricted Subsidiaries that does not give rise to an Event of Default;

         (16) Liens securing reimbursement obligations with respect to letters of credit that encumber documents and other property relating to such letters of credit and the products and proceeds thereof;

         (17) Liens encumbering customary initial deposits and margin deposits, and other Liens that are within the general parameters customary in the industry and incurred in the ordinary course of business, in each case, securing Indebtedness under Hedging Obligations and forward contracts, options, future contracts, future options or similar agreements or arrangements designed solely to protect the Company or any of its Restricted Subsidiaries from fluctuations in interest rates, currencies or the price of commodities;

         (18) Liens consisting of any interest or title of licensor in the property subject to a license;

         (19) Liens on the Capital Stock of Unrestricted Subsidiaries;

         (20) Liens arising from sales or other transfers of accounts receivable which are past due or otherwise doubtful of collection in the ordinary course of business;

         (21) Liens incurred in the ordinary course of business of the Company with respect to obligations which in the aggregate do not exceed $50 million at any one time outstanding;

         (22) Liens in favor of the Trustee arising under the provisions in this Indenture and in the indentures relating to the Other Notes, in each case under
Section 7.07; and

         (23) Liens in favor of the Trustee for its benefit and the benefit of Holders and the holders of the Other Notes, as their respective interests appear.

         "Permitted Refinancing Indebtedness" means any Indebtedness of the Company or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, other Indebtedness of the Company or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided that unless permitted otherwise by this Indenture, no Indebtedness of the Company or any of its Restricted Subsidiaries, may be issued in exchange for, nor the net proceeds of such Indebtedness be used to extend, refinance, renew, replace, defease or refund Indebtedness of the Company or any of its Restricted Subsidiaries; provided, further, that:

         (1) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest and premium, if any, on, the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of reasonable expenses incurred in connection therewith);

         (2) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded;

         (3) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Notes, such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and is subordinated in right of payment to, the Notes on terms at least as favorable to the Holders of Notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and

         (4) such Indebtedness is incurred either by the Company or by any of its Restricted Subsidiaries who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

         "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

         "Principal" means Paul G. Allen.

         "Private Placement Legend" means the legend set forth in Section 2.06(g)(i)(A) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

         "Productive Assets" means assets (including assets of a referent Person owned directly or indirectly through ownership of Capital Stock) of a kind used or useful in the Cable Related Business.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Qualified Capital Stock" means any Capital Stock that is not Disqualified Stock.

         "Rating Agencies" means Moody's and S&P.

         "Registration Rights Agreement" means the Registration Rights Agreement dated as of the date of this Indenture among the Issuers and the Administrative Agent.

         "Regulation S" means Regulation S promulgated under the Securities Act.

         "Regulation S Global Note" means a global note substantially in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an initial denomination equal to the outstanding principal amount of the Initial Notes or any Additional Notes of any series, in each case initially sold in reliance on Rule 903 of Regulation S.

         "Related Party" means:

         (1) the spouse or an immediate family member, estate or heir of the Principal; or

         (2) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of the Principal and/or such other Persons referred to in the immediately preceding clause (1).

         "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Definitive Note" means a Definitive Note bearing the Private Placement Legend.

         "Restricted Global Note" means a Global Note bearing the Private Placement Legend.

         "Restricted Investment" means an Investment other than a Permitted Investment.

         "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

         "Rule 144" means Rule 144 promulgated under the Securities Act.

         "Rule 144A" means Rule 144A promulgated under the Securities Act.

         "Rule 144A Global Note" means a global note in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an initial denomination equal to the outstanding principal amount of the Initial Notes or any Additional Notes of any series, in each case initially sold in reliance on Rule 144A.

         "Rule 903" means Rule 903 promulgated under the Securities Act.

         "Rule 904" means Rule 904 promulgated under the Securities Act.

         "S&P" means Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc. or any successor to the rating agency business thereof.
         "Securities Act" means the Securities Act of 1933, as amended.

         "Senior Bridge Loan Agreement" means the Senior Bridge Loan Agreement, dated as of August 4, 2000, among the Issuers, the initial lenders specified therein and Morgan Stanley Senior Funding, Inc., as sole arranger, syndication agent and administrative agent, and Goldman Sachs Credit Partners L.P., Merrill Lynch Capital Corporation and Bear Stearns Corporate Lending Inc., as co-documentation agents, as amended, supplemented or otherwise modified from time to time.

         "Shelf Registration Statement" means a "shelf" registration statement providing for the registration and the sale on a continuous or delayed basis of Initial Notes or any Additional Notes of any series as may be provided in the Registration Rights Agreement.

         "Significant Subsidiary" means any Restricted Subsidiary of the Company which is a "Significant Subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act.

         "Special Interest" means special or additional interest in respect of Notes of any series that is payable by the Issuers as liquidated damages upon specified registration defaults pursuant to any Registration Rights Agreement.

         "Specified Notes" means the 10.25% Senior Notes due 2010 of the Issuers issued on January 12, 2000.

         "Stated Maturity" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the documentation governing such Indebtedness on the date of this Indenture, or, if none, the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof. The Stated Maturity for the principal of all Notes shall be August __, 2010.

         "Subsidiary" means, with respect to any Person:

         (1) any corporation, association or other business entity of which at least 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and, in the case of any such entity of which 50% of the total voting power of shares of Capital Stock is so owned or controlled by such Person or one or more of the other Subsidiaries of such

Person, such Person and its Subsidiaries also has the right to control the management of such entity pursuant to contract or otherwise; and

         (2) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

         "Tax" shall mean any tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and any other liabilities related thereto).

         "Term Advances" means Term Advances under, and as defined in, the Senior Bridge Loan Agreement.

         "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, then "TIA" means, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means                 until a successor replaces
                 in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

         "Unrestricted Definitive Note" means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

         "Unrestricted Global Note" means a permanent global note substantially in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing a series of Notes that do not bear the Private Placement Legend.

         "Unrestricted Subsidiary" means any Subsidiary of the Company that is designated by the Board of Directors of the Company as an Unrestricted Subsidiary pursuant to a Board Resolution, but only to the extent that such
Subsidiary:

         (1) has no Indebtedness other than Non-Recourse Debt;

         (2) is not party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company unless such terms constitute Investments permitted by the covenant described above under Section 4.08;

         (3) is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation (a) to subscribe for additional Equity Interests or (b) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results;

         (4) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of its Restricted Subsidiaries; and

         (5) has at least one director on its board of directors that is not a director or executive officer of the Company or any of its Restricted Subsidiaries, or has at least one executive officer that is not a director or executive officer of the Company or any of its Restricted Subsidiaries.

         "U.S. Person" means a U.S. person as defined in Rule 902(o) under the Securities Act.

         "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors of such Person.

         "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

         (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

         (2) the then outstanding principal amount of such Indebtedness.

         "Wholly Owned Restricted Subsidiary" of any Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person and/or by one or more Wholly Owned Restricted Subsidiaries of such Person.

Section 1.02 Other Definitions.


                                                                       Defined in
                               Term                                      Section
-------------------------------------------------------------------    ----------
"Affiliate Transaction"............................................       4.13
"Asset Sale Offer".................................................       3.09
"Authentication Order".............................................       2.02
"Change of Control Offer"..........................................       4.16
"Change of Control Payment"........................................       4.16
"Change of Control Payment Date"...................................       4.16
"Covenant Defeasance"..............................................       8.03
"DTC"..............................................................       2.03
"Event of Default".................................................       6.01
"Excess Proceeds"..................................................       4.11
"incur"............................................................       4.10
"Legal Defeasance".................................................       8.02
"Offer Period".....................................................       3.09
"Paying Agent".....................................................       2.03
"Payment Default"..................................................       6.01
"Permitted Debt"..................................................        4.10
"Preferred Stock Financing"........................................       4.10
"Purchase Date"....................................................       3.09
"Registrar"........................................................       2.03
"Restricted Payments"..............................................       4.07
"Subordinated Debt Financing"......................................       4.10
"Subordinated Notes"...............................................       4.10
"Subsidiary Guarantee".............................................       4.17
"Suspended Covenants"..............................................       4.19

Section 1.03 Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Notes;

         "indenture security Holder" means a Holder of a Note;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and

         "obligor" on the Notes means the Issuers and any successor obligor upon the Notes.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 1.04      Rules of Construction.

         Unless the context otherwise requires:

         (a) a term has the meaning assigned to it;

         (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (c) "or" is not exclusive;

         (d) words in the singular include the plural, and in the plural include the singular;

         (e) provisions apply to successive events and transactions;

         (f) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time;

         (g) references to any statute, law, rule or regulation shall be deemed to refer to the same as from time to time amended and in effect and to any successor statute, law, rule or regulation; and

         (h) references to any contract, agreement or instrument shall mean the same as amended, modified, supplemented or amended and restated from time to time, in each case, in accordance with any applicable restrictions contained in this Indenture.

                                   ARTICLE 2

                                   THE NOTES

Section 2.01 Amount of Notes; Issuable in Series; Form and Dating.

         (a) The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is $1,000,000,000, except as provided in
Section 2.07. All such Notes shall be substantially identical in all respects other than issue prices and issuance dates and, if specified in accordance with paragraph (b) below with respect to Notes of different series, the title, the Applicable Interest Rate and the redemption prices in respect of such series. The Notes may be issued from time to time in one or more series. All securities of any one series shall be substantially identical other than issue prices and issuance dates.

         (b) The following matters shall be established with respect to each series of Notes issued hereunder: (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 2.02) set forth, or determined in the manner provided, in an Officers' Certificate or (iii) in one or more indentures supplemental hereto:

                  (1) the title of the Notes of the series (which title shall distinguish the Notes of the series from all other series of Notes);

                  (2) with respect to any Notes issued after the Initial Issue Date (other than Notes issued pursuant to Section 2.06, 2.07, 2.10, 3.06, 3.09, 4.16 or 9.05), whether such Notes shall be issued as part of a new or existing series of Notes;

                  (3) the aggregate principal amount of the Notes of the series which may be authenticated and delivered under this Indenture;

                  (4) the issue price and issuance date of such Notes, including the date from which interest on such Notes shall accrue;

                  (5) the Applicable Interest Rate at which the Notes of the series shall bear interest;

                  (6) the price or prices at which, and the other terms and conditions upon which, Notes of the series shall be redeemed, in whole or in part;

                  (7) whether the Notes of the series shall be issued in whole or in part in global form; and

                  (8) any other terms of the series.

         (c) If any of the terms of the Notes of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by the Secretary of Charter Holdings and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Notes of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Notes of such series shall be delivered to the Trustee prior to the authentication and delivery thereof.

         (d) General. The Notes of each series and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes of each series may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes of each series shall be in denominations of $1,000 and integral multiples thereof. If the forms of Notes of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Notes shall be certified by the Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Authentication Order contemplated by Section 2.02 for the authentication and delivery of such Notes.

         The terms and provisions contained in the Notes of each series shall constitute, and are hereby expressly made, a part of this Indenture and the Issuers and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

         (e) Global Notes. If Notes of a series are issuable in whole or in part in global form, Notes of each series issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Notes of each series issued in definitive form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Notes of the relevant series as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes of such series from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes of such series represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06.

         (f) Euroclear and Clearstream Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream Bank" and "Customer Handbook" of Clearstream Bank shall be applicable to transfers of beneficial interests in the Regulation S Global Notes that are held by Participants through Euroclear or Clearstream Bank.

Section 2.02 Execution and Authentication.

         Two Officers shall sign the Notes for each Issuer by manual or facsimile signature.

         If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

         A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuers may deliver Notes of any series executed by the Issuers to the Trustee for authentication; and the Trustee shall authenticate and deliver (i) Initial Notes of such series in aggregate principal amount specified by the Issuers and (ii) Additional Notes of such series from time to time for original issue in aggregate principal amount specified by the Issuers, in each case specified in clauses (i) and (ii) above upon a written order of the Issuers signed by an Officer of each of the Issuers (an "Authentication Order"). Such Authentication Order shall specify the amount of Notes of such series to be authenticated and the date on which the Notes are to be authenticated, whether such Notes are to be issued as part of a new or existing series of Notes, whether such notes are to be Initial Notes or Additional Notes of the relevant series and whether the Notes are to be issued as one or more Global Notes and such other information as the Issuers may include or the Trustee may reasonably request. The aggregate principal amount of Notes outstanding under this Indenture at any time may not exceed $1,000,000,000, except as provided in
Section 2.07. Initial Notes and any Additional Notes of any series offered and sold in reliance on the exemption from registration under the Securities Act provided by Section 4(2) thereunder or Rule 144A shall be issued as one or more Rule 144A Global Notes. Initial Notes and any Additional Notes of any series offered and sold in offshore transactions in reliance on Regulation S shall be issued as one or more Regulation S Global Notes.

         If the form or terms of the Notes of a series have been established by or pursuant to one or more Board Resolutions as permitted by Section 2.01, in authenticating such Notes and accepting the additional responsibilities under this Indenture in relation to such Notes, the Trustee shall be entitled to receive, and (subject to Section 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel substantially to the effect that,

         (1) if the forms of such Notes have been established by or pursuant to a Board Resolution as permitted by Section 2.01, such forms have been established in conformity with the provisions of this Indenture;

         (2) if the terms of such Notes have been established by or pursuant to a Board Resolution as permitted by Section 2.01, such terms have been established in conformity with the provisions of this Indenture, and all conditions precedent to the authentication and delivery of the Notes have been complied with; and

         (3) such Notes, when authenticated and delivered by the Trustee and issued by the Issuers in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Issuers, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles and except further as may be limited by or subject to certain exceptions and qualifications specified in such Opinion of Counsel.

Notwithstanding that such form or terms have been so established, the Trustee shall have the right to decline to authenticate such Notes if, in the written opinion of counsel to the Trustee (which counsel may be an employee of the Trustee) reasonably acceptable to the Issuers, the issue of such Notes pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 2.01 and of the two preceding paragraphs, if all of the Notes of any series are not to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 2.01 or the Company Order and Opinion of Counsel otherwise required pursuant to the two preceding paragraphs in connection with the authentication of each Note of such series if such documents, with appropriate modifications to cover such future issuances, are delivered at or prior to the authentication upon original issuance of the first Note of such series to be issued.

         The Trustee may appoint an authenticating agent acceptable to the Issuers to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Issuers.

Section 2.03 Registrar and Paying Agent.

         The Issuers shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Issuers may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Issuers shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Issuers fail to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Issuers or any of their Subsidiaries may act as Paying Agent or Registrar.

         The Issuers initially appoint The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

         The Issuers initially appoint the Trustee to act as the Registrar and Paying Agent and to act as Custodian with respect to the Global Notes.

Section 2.04 Paying Agent to Hold Money in Trust.

         The Issuers shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, or interest on the Notes, and shall notify the Trustee of any default by the Issuers in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Issuers at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Issuers or a Subsidiary) shall have no further liability for the money. If the Issuers or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Issuers, the Trustee shall serve as Paying Agent for the Notes.

Section 2.05 Holder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Issuers shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Issuers shall otherwise comply with TIA ss. 312(a).

Section 2.06 Transfer and Exchange.

         (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes shall be exchanged by the Company for Definitive Notes if:

                  (i) the Issuers deliver to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Issuers within 120 days after the date of such notice from the Depositary; or

                  (ii) the Issuers in their sole discretion determine that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and deliver a written notice to such effect to the Trustee; or

                  (iii) there shall have occurred and be continuing a Default or Event of Default with respect to the Notes.

         Upon the occurrence of any of the preceding events in (i), (ii) or
(iii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and 2.10. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to this Section 2.06 or Section 2.07 or 2.10, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this
Section 2.06(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.06(b), (c) or (f).

         (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Prior to the expiration of the 40-day distribution compliance period set forth in Regulation S, beneficial interests in any Regulation S Global Note may be held only through Euroclear or Clearstream unless transferred in accordance with Section 2.06(b)(iii)(A). Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

                  (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either:

                           (A)(1) a written order from a Participant or an
                  Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged; and

                           (A)(2) instructions given in accordance with the
                  Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

                           (B)(1) a written order from a Participant or an
                  Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged; and

                           (B)(2) instructions given by the Depositary to the
                  Registrar containing information regarding the Person in whose name such

                  Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above.

         Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(h).

                  (iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

                           (A) if the transferee will take delivery in the form
                  of a beneficial interest in the Rule 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                           (B) if the transferee will take delivery in the form
                  of a beneficial interest in the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

                  (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global
         Note if the exchange or transfer complies with the requirements of
         Section 2.06(b)(ii) above and:

                           (A) [Intentionally Omitted]

                           (B) such transfer is effected pursuant to the Shelf
                  Registration Statement in accordance with the Registration Rights Agreement; or

                           (C) [Intentionally Omitted]

                           (D) such exchange or transfer is effected after the
                  expiration of the 40-day distribution compliance period set forth in Regulation S and the Registrar receives the following:

                                          (1) if the holder of such beneficial
                                    interest in a Restricted Global Note
                                    proposes to exchange such beneficial
                                    interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof; or

                                          (2) if the holder of such beneficial
                                    interest in a Restricted Global Note
                                    proposes to transfer such beneficial
                                    interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                  and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

         Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

         (c) Transfer or Exchange of Beneficial Interests in Global Notes for Definitive Notes.


                 (i) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

                 (A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof (provided that any such beneficial interest in a Regulation S Global Note shall not be so exchangeable until after the expiration of the 40-day distribution compliance period set forth in Regulation S);

                 (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                 (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                 (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                 (E) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable;

                 (F) if such beneficial interest is being transferred to the Issuers or any of their Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                 (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h), and the Issuers shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                 (ii) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                        (A) [Intentionally Omitted]

                        (B) such transfer is effected pursuant to the Shelf
                 Registration Statement in accordance with the Registration Rights Agreement; or

                        (C) [Intentionally Omitted]

                        (D) such exchange or transfer is effected after the
                 expiration of the 40-day distribution compliance period set forth in Regulation S and the Registrar receives the following:

                                   (1) if the holder of such beneficial interest
                            in a Restricted Global Note proposes to exchange such beneficial interest for a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item
                            (1)(b) thereof; or

                                   (2) if the holder of such beneficial interest
                            in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

         and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

               (iii) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii), the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to
         Section 2.06(h), and the Issuers shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive
         Note issued in exchange for a beneficial interest pursuant to this
         Section 2.06(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall not bear the Private Placement Legend.

         (d) Transfer and Exchange of Definitive Notes for Beneficial Interests in Global Notes.

               (i) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                      (A) if the Holder of such Restricted Definitive Note
               proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item
               (2)(b) thereof;

                      (B) if such Restricted Definitive Note is being
               transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                      (C) if such Restricted Definitive Note is being
               transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                      (D) if such Restricted Definitive Note is being
               transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                      (E) if such Restricted Definitive Note is being
               transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable;

                      (F) if such Restricted Definitive Note is being
               transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                      (G) if such Restricted Definitive Note is being
               transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the Rule 144A Global Note, in the case of clause
         (C) above, the Regulation S Global Note.

               (ii) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                      (A) [Intentionally Omitted]

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



                      (B) such transfer is effected pursuant to the Shelf
               Registration Statement in accordance with the Registration Rights Agreement; or

                      (C) [Intentionally Omitted]

                      (D) such exchange or transfer is effected after the
               expiration of the 40-day distribution compliance period set forth in Regulation S and the Registrar receives the following:

                                   (1) if the Holder of such Definitive Notes
                          proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                                   (2) if the Holder of such Definitive Notes
                          proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

               and, in each such case set forth in this subparagraph (D), if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

         Upon satisfaction of the conditions of any of the subparagraphs in this
         Section 2.06(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

               (iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

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



               If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (ii)(B),
         (ii)(D) or (iii) above at a time when an Unrestricted Global Note has not yet been issued, the Issuers shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so transferred.

         (e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).

               (i) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

                      (A) if the transfer will be made pursuant to Rule 144A
               under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                      (B) if the transfer will be made pursuant to Rule 903 or
               Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item
               (2) thereof; and

                      (C) if the transfer will be made pursuant to any other
               exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

               (ii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                      (A) [Intentionally Omitted]

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



                      (B) any such transfer is effected pursuant to the Shelf
               Registration Statement in accordance with the Registration Rights Agreement; or

                      (C) [Intentionally Omitted]

                      (D) such exchange or transfer is effected after the
               expiration of the 40-day distribution compliance period set forth in Regulation S and the Registrar receives the following:

                                   (1) if the Holder of such Restricted
                          Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                                   (2) if the Holder of such Restricted
                          Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

               and, in each such case set forth in this subparagraph (D), if the Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Issuers to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

               (iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

         (f) [Intentionally Omitted]

         (g) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

               (i) Private Placement Legend.


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


                      (A) Except as permitted by subparagraph (B) below, each
               Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

               "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
               (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT TO THE CERTIFICATION AND DELIVERY REQUIREMENTS OF THE INDENTURE GOVERNING THE NOTES,
               (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR
               (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."

                      (B) Notwithstanding the foregoing, any Global Note or
               Definitive Note issued pursuant to subparagraphs (b)(iv),
               (c)(ii), (c)(iii), (d)(ii), (d)(iii), (e)(ii) or (e)(iii) to this
               Section 2.06 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

               (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

         "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER

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


         ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE,
         (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(A) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION
         2.11 OF THE INDENTURE AND (III) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS."

         (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

         (i) General Provisions Relating to Transfers and Exchanges.


               (i) To permit registrations of transfers and exchanges, the Issuers shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Issuers' order or at the Registrar's request.

               (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 3.09, 4.11, 4.16 and 9.05).

               (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

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


               (iv) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Issuers, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

               (v) The Issuers shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.02 and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (C) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

               (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Issuers may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Issuers shall be affected by notice to the contrary.

               (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02.

               (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

Section 2.07  Replacement Notes.

         If any mutilated Note is surrendered to the Trustee or the Issuers and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Issuers shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note of the relevant series if the Trustee's requirements are met. If required by the Trustee or the Issuers, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Issuers to protect the Issuers, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Issuers may charge for their expenses in replacing a Note.

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


         Every replacement Note of any series is an additional obligation of the Issuers and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes of such series duly issued hereunder.

Section 2.08  Outstanding Notes.

         The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions, and those described in this Section as not outstanding. Except as set forth in Section 2.09, a Note does not cease to be outstanding because either of the Issuers or an Affiliate of the Issuers holds the Note; however, Notes held by an Issuer or a Subsidiary of an Issuer shall not be deemed to be outstanding for purposes of Section 3.07(b).

         If a Note is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

         If the principal amount of any Note is considered paid under Section 4.01, it ceases to be outstanding and interest on it ceases to accrue.

         If the Paying Agent (other than an Issuer, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

Section 2.09  Treasury Notes.

         In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by an Issuer, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with an Issuer, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer of the Trustee knows are so owned shall be so disregarded.

Section 2.10  Temporary Notes.

         Until certificates representing Notes of any series are ready for delivery, the Issuers may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes of such series. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the Issuers considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee.

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


Without unreasonable delay, the Issuers shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes.

         Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

Section 2.11  Cancellation.

         The Issuers at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Notes. Certification of the destruction of all canceled Notes shall be delivered to the Issuers. The Issuers may not issue new Notes to replace Notes that they have paid or that have been delivered to the Trustee for cancellation.

Section 2.12  Defaulted Interest.

         If the Issuers default in a payment of interest on the Notes of any series, they shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Notes of such series and in Section 4.01. The Issuers shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Issuers shall fix or cause to be fixed each such special record date and payment date; provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Issuers (or, upon the written request of the Issuers, the Trustee in the name and at the expense of the Issuers) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

                                   ARTICLE 3

                            REDEMPTION AND PREPAYMENT

Section 3.01  Notices to Trustee.

         If the Issuers elect to redeem Notes of any series pursuant to the optional redemption provisions of Section 3.07, they shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes of such series to be redeemed and (iv) the redemption price.

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


Section 3.02  Selection of Notes to Be Redeemed.

         If less than all of the Notes of any series are to be redeemed or purchased in an offer to purchase at any time, the Trustee shall select the Notes of such series to be redeemed or purchased among the Holders of the Notes of such series in compliance with the requirements of the principal national securities exchange, if any, on which the Notes of such series are listed or, if the Notes of such series are not so listed, on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes of such series not previously called for redemption.

         The Trustee shall promptly notify the Issuers in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

Section 3.03  Notice of Redemption.

         Subject to the provisions of Section 3.09, at least 30 days but not more than 60 days before a redemption date, the Issuers shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

         The notice shall identify the Notes to be redeemed and shall state:

         (a) the redemption date;

         (b) the redemption price;

         (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

         (d) the name and address of the Paying Agent;

         (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;


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

         (f) that, unless the Issuers default in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date;

         (g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

         (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

         At the Issuers' request, the Trustee shall give the notice of redemption in the Issuers' name and at their expense; provided, however, that each of the Issuers shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.04  Effect of Notice of Redemption.

         Once notice of redemption is mailed in accordance with Section 3.03, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

Section 3.05  Deposit of Redemption Price.

         At or prior to 10:00 a.m., New York City time, on the redemption date, the Issuers shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Notes of the particular series to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Issuers any money deposited with the Trustee or the Paying Agent by the Issuers in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed.

         If the Issuers comply with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Issuers to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in
Section 4.01.

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Section 3.06  Notes Redeemed in Part.

         Upon surrender of a Note that is redeemed in part, the Issuers shall issue and, upon the Issuers' written request, the Trustee shall authenticate for the Holder at the expense of the Issuers a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

Section 3.07  Optional Redemption.

         The Issuers shall not have the option to redeem the Notes of any series pursuant to this Section 3.07 prior to the date that is the fifth anniversary date of the date on which the initial borrowings are made under the Senior Bridge Loan Agreement. Thereafter, the Issuers shall have the option to redeem the Notes of such series, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) as specified in the Notes of such series plus accrued and unpaid interest thereon, if any, to the applicable redemption date, which percentages shall be calculated at 100% plus a premium initially equal to one-half of the annual interest rate borne by the Notes of such series which premium shall decline ratably on each annual anniversary of the Initial Issue Date of the Notes of such series to zero on the date which is two years prior to the final maturity date of the Notes. Any redemption pursuant to this Section
3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06.

Section 3.08  Mandatory Redemption.

         Except as otherwise provided in Section 4.11 or Section 4.16 below, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes of any series.

Section 3.09  Offer to Purchase by Application of Excess Proceeds.

         In the event that the Issuers shall be required to commence an offer to all Holders to purchase Notes pursuant to Section 4.11 (an "Asset Sale Offer"), they shall follow the procedures specified below.

         The Asset Sale Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), the Issuers shall purchase the principal amount of Notes required to be purchased pursuant to Section 4.11 (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Notes tendered in response to the Asset Sale Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made. Unless the Issuers default in making

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


such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase Date.

         If the Purchase Date is on or after an interest record date and on or before the related interest payment date, any accrued and unpaid interest shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no Special Interest shall be payable to Holders who tender Notes pursuant to the Asset Sale Offer.

         Upon the commencement of an Asset Sale Offer the Issuers shall send, by first class mail, a notice to the Trustee and each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Asset Sale Offer. The Asset Sale Offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale Offer, shall state:

         (a) that the Asset Sale Offer is being made pursuant to this Section
3.09 and Section 4.11 and the length of time the Asset Sale Offer shall remain open;

         (b) the Offer Amount, the purchase price and the Purchase Date;

         (c) that any Note not tendered or accepted for payment shall continue to accrue interest;

         (d) that, unless the Issuers default in making such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase Date;

         (e) that Holders electing to have a Note purchased pursuant to an Asset Sale Offer or may elect to have Notes purchased in integral multiples of $1,000 only;

         (f) that Holders electing to have a Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, or transfer by book-entry transfer, to the Issuers, a depositary, if appointed by the Issuers, or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

         (g) that Holders shall be entitled to withdraw their election if the Issuers, the depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;


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

         (h) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Offer Amount, the Issuers shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Issuers so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

         (i) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer).

         On or before the Purchase Date, the Issuers shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, the Offer Amount of Notes or portions thereof tendered pursuant to the Asset Sale Offer or if less than the Offer Amount has been tendered, all Notes tendered, and shall deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Issuers in accordance with the terms of this Section 3.09. The Issuers, the Depositary or the Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Issuers for purchase, and the Issuers shall promptly issue a new Note, and the Trustee, upon written request from the Issuers shall authenticate and mail or deliver such new Note to such Holder, in a principal amount equal to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Issuers to the Holder thereof. The Issuers shall publicly announce the results of the Asset Sale Offer on the Purchase Date.

         Other than as specifically provided in this Section 3.09, any purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01 through 3.06.

                                   ARTICLE 4

                                   COVENANTS

Section 4.01  Payment of Notes.

         The Issuers shall pay or cause to be paid the principal, premium, if any, and interest on the Notes of each series on the dates and in the manner provided in the Notes of such series. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Issuers or a Subsidiary thereof, holds as of 10:00 a.m. New York City time on the due date money deposited by the Issuers in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. The Issuers shall pay all Special Interest, if any, in the same manner on the dates and in the amounts set forth in any Registration Rights Agreement.


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         The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Notes of each series to the extent lawful; they shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

Section 4.02  Maintenance of Office or Agency.

         The Issuers shall maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Issuers in respect of Notes and this Indenture may be served. The Issuers shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Issuers may also from time to time designate one or more other offices or agencies where Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuers of their obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Issuers shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Issuers hereby designate the                           , an
affiliate of the Trustee, as one such office or agency of the Issuers in accordance with Section 2.03.

Section 4.03  Reports.

         Whether or not required by the Commission, so long as any Notes are outstanding, the Issuers shall furnish to the Holders of Notes of each series, within the time periods specified in the Commission's rules and regulations:

         (1) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Issuers were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" section and, with respect to the annual information only, a report on the annual financial statements by the Company's certified independent accountants; and

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


         (2) all current reports that would be required to be filed with the Commission on Form 8-K if the Issuers were required to file such reports.

         If the Issuers have designated any of their Subsidiaries as Unrestricted Subsidiaries, then the quarterly and annual financial information required by the preceding paragraph shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in Management's Discussion and Analysis of Financial Condition and Results of Operations, of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company.

         In addition, whether or not required by the Commission, the Issuers shall file a copy of all of the information and reports referred to in clauses
(1) and (2) above with the Commission for public availability within the time periods specified in the Commission's rules and regulations (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

Section 4.04  Compliance Certificate.

         (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year have been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes of any series is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

         (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03 above shall be accompanied by a written statement of the Company's independent public accountants (each of whom shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe

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

that the Company has violated any provisions of Article 4 or Article 5 or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation. In the event that, after the Company has used its reasonable best efforts to obtain the written statement of the Company's independent public accountants required by the provisions of this paragraph, such statement cannot be obtained, the Company shall deliver, in satisfaction of its obligations under this Section 4.04, an Officers' Certificate (A) certifying that it has used its reasonable best efforts to obtain such required statement but was unable to do so and (B) attaching the written statement of the Company's accountants that the Company received in lieu thereof.

         (c) The Company shall, so long as any of any Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

Section 4.05  Taxes.

         The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Notes of any series.

Section 4.06  Stay, Extension and Usury Laws.

         Each of the Issuers covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and each of the Issuers (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.07  Restricted Payments.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

         (a) declare or pay any dividend or make any other payment or distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or

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

consolidation involving the Company or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Company's or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or to the Company or a Restricted Subsidiary of the Company);

         (b) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Company) any Equity Interests of the Company or any direct or indirect parent of the Company or any Restricted Subsidiary of the Company (other than any such Equity Interests owned by the Company or any Restricted Subsidiary of the Company); or

         (c) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value, any Indebtedness that is subordinated to the Notes, except a payment of interest or principal at the Stated Maturity thereof (all such payments and other actions set forth in clauses (a) through (c) above being collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to such Restricted
Payment:

               (1) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

               (2) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Leverage Ratio test set forth in the first paragraph of Section 4.10; and

               (3) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and each of its Restricted Subsidiaries after the Existing Notes Issue Date (excluding Restricted Payments permitted by clauses (2), (3), (4), (5), (6), (7) and (8) of the next succeeding paragraph), shall not exceed, at the date of determination, the sum of:


                      (a) an amount equal to 100% of the Consolidated EBITDA of
               the Company since the Existing Notes Issue Date to the end of the Company's most recently ended full fiscal quarter for which internal financial statements are available, taken as a single accounting period, less the product of 1.2 times the Consolidated Interest Expense of the Company since the Existing Notes Issue Date to the end of the Company's most recently ended full fiscal quarter for which internal financial statements are available, taken as a single accounting period, plus

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

                      (b) an amount equal to 100% of Capital Stock Sale Proceeds less any such Capital Stock Sale Proceeds used in connection with
               (i) an Investment made pursuant to clause (5) of the definition of "Permitted Investments" or (ii) the incurrence of Indebtedness pursuant to clause (10) of Section 4.10, plus

                      (c) $100 million.

         So long as no Default has occurred and is continuing or would be caused thereby, the preceding provisions shall not prohibit:

         (1) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture;

         (2) the redemption, repurchase, retirement, defeasance or other acquisition of any subordinated Indebtedness of the Company in exchange for, or out of the net proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of, Equity Interests of the Company (other than Disqualified Stock); provided that the amount of any such net cash proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (3)(b) of the preceding paragraph;

         (3) the defeasance, redemption, repurchase or other acquisition of subordinated Indebtedness of the Company or any of its Restricted Subsidiaries with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness;

         (4) regardless of whether a Default then exists, the payment of any dividend or distribution to the extent necessary to permit direct or indirect beneficial owners of shares of Capital Stock of the Company to pay federal, state or local income tax liabilities that would arise solely from income of the Company or any of its Restricted Subsidiaries, as the case may be, for the relevant taxable period and attributable to them solely as a result of the Company (and any intermediate entity through which the Holder owns such shares) or any of its Restricted Subsidiaries being a limited liability company, partnership or similar entity for federal income tax purposes;

         (5) regardless of whether a Default then exists, the payment of any dividend by a Restricted Subsidiary of the Company to the holders of its common Equity Interests on a pro rata basis;

         (6) the payment of any dividend on the Helicon Preferred Stock or the redemption, repurchase, retirement or other acquisition of the Helicon Preferred Stock in an amount not in excess of its aggregate liquidation value;

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
         (7) the repurchase, redemption or other acquisition or retirement for value, or the payment of any dividend or distribution to the extent necessary to permit the repurchase, redemption or other acquisition or retirement for value, of any Equity Interests of the Company or a Parent held by any member of the Company's or such Parent's management pursuant to any management equity subscription agreement or stock option agreement in effect as of the date of this Indenture; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $10 million in any fiscal year of the Company; and

         (8) payment of fees in connection with any acquisition, merger or similar transaction in an amount that does not exceed an amount equal to 1.25% of the transaction value of such acquisition, merger or similar transaction.

         The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or any of its Restricted Subsidiaries pursuant to the Restricted Payment. The fair market value of any assets or securities that are required to be valued by this covenant shall be determined by the Board of Directors of the Company, whose resolution with respect thereto shall be delivered to the Trustee. Such Board of Director's determination must be based upon an opinion or appraisal issued by an accounting, appraisal or investment banking firm of national standing if the fair market value exceeds $100 million. Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.07 were computed, together with a copy of any fairness opinion or appraisal required by this Indenture.

Section 4.08      Investments.


         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

         (1) make any Restricted Investment; or

         (2) allow any Restricted Subsidiary of the Company to become an Unrestricted Subsidiary,

unless, in each case:

         (1) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

         (2) the Company would, at the time of, and after giving effect to, such Restricted Investment or such designation of a Restricted Subsidiary as an Unrestricted Subsidiary,

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have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Leverage Ratio test set forth in the first paragraph of Section 4.10.

         Any designation of a Subsidiary of the Company as an Unrestricted Subsidiary shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the preceding conditions and was permitted by this Section 4.08. If, at any time, any Unrestricted Subsidiary would fail to meet the requirements as an Unrestricted Subsidiary described in the definition of "Unrestricted Subsidiary," it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date and, if such Indebtedness is not permitted to be incurred as of such date under
Section 4.10, the Company shall be in default. The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (1) such Indebtedness is permitted under the covenant described under Section 4.10 calculated on a pro forma basis as if such designation had occurred at the beginning of the Reference Period; and (2) no Default or Event of Default would be in existence following such designation.

Section 4.09     Dividend and Other Payment Restrictions Affecting Subsidiaries.

         The Company shall not, directly or indirectly, create or permit to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary of the Company to:

         (1) pay dividends or make any other distributions on its Capital Stock to the Company or any of its Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any indebtedness owed to the Company or any of its Restricted Subsidiaries;

         (2) make loans or advances to the Company or any of its Restricted Subsidiaries; or

         (3) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries.

         However, the preceding restrictions shall not apply to encumbrances or restrictions existing under or by reason of:

         (1) Existing Indebtedness as in effect on the date of this Indenture (including, without limitation, the Credit Facilities) and any amendments, modifications,

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restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are no more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in such Existing Indebtedness, as in effect on the date of this Indenture;

         (2) this Indenture, the Notes and the Other Notes;

         (3) applicable law;

         (4) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of the Indenture to be incurred;

         (5) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices;

         (6) purchase money obligations for property acquired in the ordinary course of business that impose restrictions on the property so acquired of the nature described in clause (3) of the preceding paragraph;

         (7) any agreement for the sale or other disposition of a Restricted Subsidiary of the Company that restricts distributions by such Restricted Subsidiary pending its sale or other disposition;

         (8) Permitted Refinancing Indebtedness; provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced;

         (9) Liens securing Indebtedness otherwise permitted to be incurred pursuant to the provisions of the covenant described above under Section 4.14 that limit the right of the Company or any of its Restricted Subsidiaries to dispose of the assets subject to such Lien;

         (10) provisions with respect to the disposition or distribution of assets or property in joint venture agreements and other similar agreements entered into in the ordinary course of business;


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         (11) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

         (12) restrictions contained in the terms of Indebtedness permitted to be incurred under Section 4.10; provided that such restrictions are no more restrictive than the terms contained in the Credit Facilities as in effect on the date of this Indenture; and

         (13) restrictions that are not materially more restrictive than customary provisions in comparable financings and the management of the Company determines that such restrictions will not materially impair the Company's ability to make payments as required under the Notes.

Section 4.10      Incurrence of Indebtedness and Issuance of Preferred Stock.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (including Acquired
Debt) and the Company shall not issue any Disqualified Stock and shall not permit any of their Restricted Subsidiaries to issue any shares of preferred stock unless the Leverage Ratio would have been not greater than 8.75 to 1.0 determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred, or the Disqualified Stock had been issued, as the case may be, at the beginning of the most recently ended fiscal quarter.

         So long as no Default shall have occurred and be continuing or would be caused thereby, the first paragraph of this covenant shall not prohibit the incurrence of any of the following items of Indebtedness (collectively, "Permitted Debt"):

         (1) the incurrence by the Company and its Restricted Subsidiaries of Indebtedness under the Credit Facilities; provided that the aggregate principal amount of all Indebtedness of the Company and its Restricted Subsidiaries outstanding under all Credit Facilities after giving effect to such incurrence does not exceed an amount equal to $3.5 billion less the aggregate amount of all Net Proceeds of Asset Sales applied by the Company or any of its Subsidiaries in the case of an Asset Sale since the Existing Notes Issue Date to repay Indebtedness under a Credit Facility pursuant to Section 4.11;

         (2) the incurrence by the Company and its Restricted Subsidiaries of Existing Indebtedness (other than the Credit Facilities);

         (3) the incurrence by the Company of Indebtedness represented by Notes issued under this Indenture that are issued in exchange for Term Advances of like principal amount pursuant to the Senior Bridge Loan Agreement;

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

         (4) the incurrence by the Company or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement (including, without limitation, the cost of design, development, construction, acquisition, transportation, installation, improvement, and migration) of Productive Assets of the Company or any of its Restricted Subsidiaries, in an aggregate principal amount not to exceed $75 million at any time outstanding;

         (5) the incurrence by the Company or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace, in whole or in part, Indebtedness (other than intercompany Indebtedness) that was permitted by this Indenture to be incurred under the first paragraph of this covenant or clauses
(2) or (3) of this paragraph;

         (6) the incurrence by the Company or any of its Restricted Subsidiaries of intercompany Indebtedness between or among the Company and any of its Wholly Owned Restricted Subsidiaries; provided that:

                  (a) if the Company is the obligor on such Indebtedness, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Notes; and

                  (b)(i) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than the Company or a Wholly Owned Restricted Subsidiary thereof and (ii) any sale or other transfer of any such Indebtedness to a Person that is not either the Company or a Wholly Owned Restricted Subsidiary thereof, shall be deemed, in each case, to constitute an incurrence of such Indebtedness by the Company or any of its Restricted Subsidiaries that was not permitted by this clause (6);

         (7) the incurrence by the Company or any of its Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging interest rate risk with respect to any floating rate Indebtedness that is permitted by the terms of the Indentures to be outstanding;

         (8) the guarantee by the Company of Indebtedness of a Restricted Subsidiary of the Company that was permitted to be incurred by another provision of this Section 4.10;

         (9) the incurrence by the Company or any of its Restricted Subsidiaries of additional Indebtedness in an aggregate principal amount at any time outstanding not to exceed $300 million;

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

         (10) the incurrence by the Company or any of its Restricted Subsidiaries of additional Indebtedness in an aggregate principal amount at any time outstanding not to exceed 200% of the net cash proceeds received by the Company from the sale of its Equity Interests (other than Disqualified Stock) after the Existing Notes Issue Date to the extent such net cash proceeds have not been applied to make Restricted Payments or to effect other transactions pursuant to Section 4.07 or to make Permitted Investments pursuant to clause (5) of the definition thereof; and

         (11) the accretion or amortization of original issue discount and the write up of Indebtedness in accordance with purchase accounting.

         For purposes of determining compliance with this Section 4.10, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (11) above, or is entitled to be incurred pursuant to the first paragraph of this covenant, the Company shall be permitted to classify and from time to time to reclassify such item of Indebtedness on the date of its incurrence in any manner that complies with this covenant. For avoidance of doubt, Indebtedness incurred pursuant to a single agreement, instrument, program, facility or line of credit may be classified as Indebtedness arising in part under one of the clauses listed above, and in part under any one or more of the clauses listed above, to the extent that such Indebtedness satisfies the criteria for such clauses.

         Notwithstanding the foregoing, in no event shall any Restricted Subsidiary of the Company consummate a Subordinated Debt Financing or a Preferred Stock Financing. A "Subordinated Debt Financing" or a "Preferred Stock Financing", as the case may be, with respect to any Restricted Subsidiary of the Company shall mean a public offering or private placement (whether pursuant to Rule 144A under the Securities Act or otherwise) of Subordinated Notes or preferred stock (whether or not such preferred stock constitutes Disqualified Stock), as the case may be, of such Restricted Subsidiary to one or more purchasers (other than to one or more Affiliates of the Company). "Subordinated Notes" with respect to any Restricted Subsidiary of the Company shall mean Indebtedness of such Restricted Subsidiary that is contractually subordinated in right of payment to any other Indebtedness of such Restricted Subsidiary (including, without limitation, Indebtedness under the Credit Facilities). The foregoing limitation shall not apply to (i) any Indebtedness or preferred stock of any Person existing at the time such Person is merged with or into or became a Subsidiary of the Company; provided that such Indebtedness or preferred stock was not incurred or issued in connection with, or in contemplation of, such Person merging with or into, or becoming a Subsidiary of, the Company and (ii) any Indebtedness or preferred stock of a Restricted Subsidiary issued in connection with, and as part of the consideration for, an acquisition, whether by stock purchase, asset sale, merger or otherwise, in each case involving such Restricted Subsidiary, which Indebtedness or preferred stock is issued to the seller or sellers of such stock or assets; provided that such Restricted Subsidiary is not obligated to register such

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

Indebtedness or preferred stock under the Securities Act or obligated to provide information pursuant to Rule 144A under the Securities Act.

Section 4.11      Limitation on Asset Sales.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

         (1) the Company or a Restricted Subsidiary of the Company, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of;

         (2) such fair market value is determined by the Company's Board of Directors and evidenced by a resolution of such Board of Directors set forth in an Officers' Certificate delivered to the Trustee; and

         (3) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash, Cash Equivalents or readily marketable securities.

         For purposes of this Section 4.11, each of the following shall be deemed to be cash:

         (a) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet) of the Company or any Restricted Subsidiary of the Company (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes) that are assumed by the transferee of any such assets pursuant to a customary novation agreement that releases the Company or such Restricted Subsidiary from further liability;

         (b) any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are converted by the Company or such Restricted Subsidiary into cash, Cash Equivalents or readily marketable securities within 60 days after receipt thereof (to the extent of the cash, Cash Equivalents or readily marketable securities received in that conversion); and

         (c) Productive Assets.

         Within 365 days after the receipt of any Net Proceeds from an Asset Sale, the Company or a Restricted Subsidiary of the Company, as the case may be, may apply such Net Proceeds at its option:

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         (1) to repay debt under the Credit Facilities or any other Indebtedness of the Restricted Subsidiaries of the Company (other than Indebtedness represented by a guarantee of a Restricted Subsidiary of the Company); or

         (2) to invest in Productive Assets; provided that any Net Proceeds which the Company or a Restricted Subsidiary of the Company, as the case may be, has committed to invest in Productive Assets within 365 days of the applicable Asset Sale may be invested in Productive Assets within two years of such Asset Sale.

         Any Net Proceeds from Asset Sales that are not applied or invested as provided in the preceding paragraph shall constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $25 million, the Issuers shall make an Asset Sale Offer to all Holders of Notes of each series and all holders of other Indebtedness that is pari passu with the Notes containing provisions requiring offers to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of Notes of all series outstanding hereunder and such other pari passu Indebtedness that may be purchased out of the Excess Proceeds (which amount includes the entire amount of the Net Proceeds). The offer price in any Asset Sale Offer shall be payable in cash and equal to 100% of principal amount plus accrued and unpaid interest, if any, to the date of purchase. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Notes and such other pari passu Indebtedness tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other pari passu Indebtedness to be purchased on a pro rata basis. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

         In the event that the Issuers shall be required to commence an offer to Holders to purchase Notes pursuant to this Section 4.11, they shall follow the procedures specified in Section 3.09.

Section 4.12      Sale and Leaseback Transactions.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided that the Company may enter into a sale and leaseback transaction if:

         (1) the Company could have (a) incurred Indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction under the Leverage Ratio test in the first paragraph of Section 4.10 and (b) incurred a Lien to secure such Indebtedness pursuant to Section 4.14; and




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         (2) the transfer of assets in that sale and leaseback transaction is permitted by, and the Company applies the proceeds of such transaction in compliance with, the covenant described above under Section 4.11.

         The foregoing restrictions do not apply to a sale and leaseback transaction if the lease is for a period, including renewal rights, of not in excess of three years.

Section 4.13      Transactions with Affiliates.

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each, an "Affiliate Transaction"), unless:

         (1) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; and

         (2) the Company delivers to the Trustee:

                  (a) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $15 million, a resolution of the Board of Directors of the Company set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with this covenant and that such Affiliate Transaction has been approved by a majority of the members of such Board of Directors; and

                  (b) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $50 million, an opinion as to the fairness to the Holders of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

         The following items shall not be deemed to be Affiliate Transactions and, therefore, shall not be subject to the provisions of the prior paragraph:

         (1) any existing employment agreement entered into by the Company or any of its Subsidiaries and any employment agreement entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of the Company or such Restricted Subsidiary;


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         (2) transactions between or among the Company and/or its Restricted
Subsidiaries;

         (3) payment of reasonable directors fees to Persons who are not otherwise Affiliates of the Company and customary indemnification and insurance arrangements in favor of directors, regardless of affiliation with the Company or any of its Restricted Subsidiaries;

         (4) payment of management fees pursuant to management agreements either
(A) existing on the date of this Indenture or (B) entered into after the date of this Indenture, to the extent that such management agreements provide for percentage fees no higher than the percentage fees existing under the management agreements existing on the date of this Indenture;

         (5) Restricted Payments that are permitted by Section 4.07 and Restricted Investments that are permitted by Section 4.08; and

         (6) Permitted Investments.

Section 4.14      Liens.

         The Company shall not, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind securing Indebtedness, Attributable Debt or trade payables on any asset now owned or hereafter acquired, except Permitted Liens.

Section 4.15      Corporate Existence.

         Subject to Article 5, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and
(ii) the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries (other than Charter Capital), if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

Section 4.16      Repurchase at the Option of Holders upon a Change of Control.

         If a Change of Control occurs, each Holder of Notes of each series shall have the right to require the Issuers to repurchase all or any part (equal to $1,000 or an integral

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multiple thereof) of that Holder's Notes pursuant to a
Change of Control Offer. In the Change of Control Offer, the Issuers shall offer (a "Change of Control Offer") a payment (the "Change of Control Payment") in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest thereon, if any, to the date of purchase.

         Within ten days following any Change of Control, the Issuers shall mail a notice to each Holder (with a copy to the Trustee) describing the transaction or transactions that constitute the Change of Control and stating:

         (a) the purchase price and the purchase date, which shall not exceed 30 Business Days from the date such notice is mailed (the "Change of Control Payment Date");

         (b) that any Note not tendered shall continue to accrue interest;

         (c) that, unless the Issuers default in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

         (d) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer shall be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

         (e) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased; and

         (f) that Holders whose Notes are being purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof.

         The Issuers shall comply with the requirements of Rule 14e-1 under the Exchange Act (or any successor rules) and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control.

         On the Change of Control Payment Date, the Issuers shall, to the extent lawful:


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

         (a) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer;

         (b) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered; and

         (c) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Issuers.

         The Paying Agent shall promptly pay to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note shall be in a principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

         The provisions described above that require the Issuers to make a Change of Control Offer following a Change of Control shall be applicable regardless of whether or not any other provisions in this Indenture are applicable. Except as described above with respect to a Change of Control, this Indenture does not contain provisions that permit the Holders of the Notes to require that the Issuers repurchase or redeem the Notes in the event of a takeover, recapitalization or similar transaction.

         Notwithstanding any other provision of this Section 4.16, the Issuers shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Issuers and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

Section 4.17      Limitations on Issuances of Guarantees of Indebtedness.

         The Company shall not permit any of its Restricted Subsidiaries, directly or indirectly, to Guarantee or pledge any assets to secure the payment of any other Indebtedness of the Company except in respect of the Credit Facilities (the "Guaranteed Indebtedness") unless (i) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture providing for the Guarantee (a "Subsidiary Guarantee") of the payment of the Notes by such Restricted Subsidiary and (ii) until one year after all the Notes have been paid in full in cash, such Restricted Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any

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other Restricted Subsidiary of the Company as a result of any payment by such
Restricted Subsidiary under its Subsidiary Guarantee; provided that this paragraph shall not be applicable to any Guarantee or any Restricted Subsidiary that existed at the time such Person became a Restricted Subsidiary and was not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary. If the Guaranteed Indebtedness is subordinated to the Notes, then the Guarantee of such Guaranteed Indebtedness shall be subordinated to the Subsidiary Guarantee at least to the extent that the Guaranteed Indebtedness is subordinated to the Notes.

Section 4.18      Payments for Consent.

         The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Holder of Notes of any series for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid and is paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

Section 4.19      Application of Fall-Away Covenants.

         During any period of time that (a) the Notes have Investment Grade Ratings from both Rating Agencies and (b) no Default or Event of Default has occurred and is continuing, the Company and its Restricted Subsidiaries shall not be subject to the provisions of Sections 4.07, 4.08, 4.09, 4.10, 4.11, 4.12,
4.13 and clause (4) of the first paragraph of Section 5.01 (collectively, the "Suspended Covenants"). In the event that the Company and its Restricted Subsidiaries are not subject to the Suspended Covenants for any period of time as a result of the preceding sentence and, subsequently, one or both of the Rating Agencies withdraws its ratings or downgrades the ratings assigned to the Notes below the required Investment Grade Ratings or a Default or Event of Default occurs and is continuing, then the Company and its Restricted Subsidiaries shall thereafter again be subject to the Suspended Covenants and compliance with the Suspended Covenants with respect to the Restricted Payments made after the time of such withdrawal, downgrade, Default or Event of Default will be calculated in accordance with the terms of Section 4.07 as though such covenant had been in effect during the entire period of time from the date of this Indenture.

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                                    ARTICLE 5

                                   SUCCESSORS

Section 5.01      Merger, Consolidation, or Sale of Assets.

         Neither of the Issuers may, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not such Issuer is the surviving corporation); or (2) sell, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to another Person; unless:

         (1) either: (a) such Issuer is the surviving corporation; or (b) the Person formed by or surviving any such consolidation or merger (if other than such Issuer) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a Person organized or existing under the laws of the United States, any state thereof or the District of Columbia (provided that if the Person formed by or surviving any such consolidation or merger with either Issuer is a limited liability company or other Person other than a corporation, a corporate co-issuer shall also be an obligor with respect to the Notes of each series);

         (2) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Notes of each series and this Indenture pursuant to agreements reasonably satisfactory to the Trustee;

         (3) immediately after such transaction no Default or Event of Default exists; and

         (4) the Company or the Person formed by or surviving any such consolidation or merger (if other than the Company) will, on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period, either (A) be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Leverage Ratio test set forth in the first paragraph of Section 4.10 or (B) have a Leverage Ratio immediately after giving effect to such consolidation or merger no greater than the Leverage Ratio immediately prior to such consolidation or merger.

         In addition, the Company may not, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person. This Section 5.01 shall not apply to a sale, assignment, transfer, conveyance or other disposition of assets between or among the Company and any of its Wholly-Owned Subsidiaries.


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Section 5.02      Successor Corporation Substituted.

         Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of either Issuer in accordance with Section 5.01, the successor Person formed by such consolidation or into which either Issuer is merged or to which such transfer is made shall succeed to and (except in the case of a lease) be substituted for, and may exercise every right and power of, such Issuer under this Indenture with the same effect as if such successor Person had been named therein as such Issuer, and (except in the case of a lease) such Issuer shall be released from the obligations under the Notes and this Indenture, except with respect to any obligations that arise from, or are related to, such transaction.

                                   ARTICLE 6

                              DEFAULTS AND REMEDIES

Section 6.01      Events of Default.

         An "Event of Default" occurs with respect to the Notes of each series if:

         (a) the Issuers default in the payment when due of interest on any Note and such default continues for a period of 30 days;

         (b) the Issuers default in payment when due of the principal of or premium, if any, on any Note;

         (c) the Company or any of its Restricted Subsidiaries fails to comply with any of the provisions of Sections 4.16 or 5.01;

         (d) the Company or any of its Restricted Subsidiaries fails to comply with any of their other covenants or agreements in this Indenture for 30 days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% of the aggregate principal amount of the Notes outstanding;

         (e) the Company or any of its Restricted Subsidiaries defaults under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness or guarantee now exists or is created after the date of this Indenture, if that default:

                  (1) is caused by a failure to pay at final stated maturity the principal amount on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default"); or


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                  (2) results in the acceleration of such Indebtedness prior to its express maturity,

and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $100 million or more;

         (f) the Company or any of its Restricted Subsidiaries fails to pay final judgments which are non-appealable aggregating in excess of $100 million (net of applicable insurance which has not been denied in writing by the insurer), which judgments are not paid, discharged or stayed for a period of 60 days;

         (g) the Company or any of its Significant Subsidiaries pursuant to or within the meaning of Bankruptcy Law:

                  (i) commences a voluntary case,

                  (ii) consents to the entry of an order for relief against it in an involuntary case,

                  (iii) consents to the appointment of a custodian of it or for all or substantially all of its property, or

                  (iv) makes a general assignment for the benefit of its creditors; or

         (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (i) is for relief against the Company or any of its Significant Subsidiaries in an involuntary case;

                  (ii) appoints a custodian of the Company or any of its Significant Subsidiaries or for all or substantially all of the property of the Company or any of its Significant Subsidiaries; or

                  (iii) orders the liquidation of the Company or any of its Significant Subsidiaries;

and the order or decree remains unstayed and in effect for 60 consecutive days.

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

Section 6.02      Acceleration.

         In the case of an Event of Default arising from clause (g) or (h) of
Section 6.01 with respect to the Company, all outstanding Notes of each series shall become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 25% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare all the Notes to be due and payable immediately. The Holders of a majority in aggregate principal amount of the Notes then outstanding by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

Section 6.03      Other Remedies.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Notes of any series or to enforce the performance of any provision of the Notes or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Notes of any series or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.04      Waiver of Existing Defaults.

         Holders of not less than a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may on behalf of the Holders of all of the Notes waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on, the Notes (including in connection with an offer to purchase) (provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.


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Section 6.05      Control by Majority.

         Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes of any series or that may involve the Trustee in personal liability. The Trustee may take any other action which it deems proper that is not inconsistent with any such directive.

Section 6.06      Limitation on Suits.

         A Holder of a Note may pursue a remedy with respect to this Indenture or the Notes only if:

         (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default;

         (b) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

         (c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

         (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

         (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

         A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

Section 6.07      Rights of Holders of Notes to Receive Payment.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium, if any, and interest on the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

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Section 6.08      Collection Suit by Trustee.

         If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuers for the whole amount of principal of, premium, if any, and interest remaining unpaid on the Notes of each series and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09      Trustee May File Proofs of Claim.

         The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Issuers (or any other obligor upon the Notes), their creditors or their property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10      Priorities.

         If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

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

         First: to the Trustee, its agents and attorneys for amounts due under
         Section 7.07, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

         Second: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any and interest, respectively; and

         Third: to the Issuers or to such party as a court of competent jurisdiction shall direct.

         The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

Section 6.11      Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                    ARTICLE 7

                                     TRUSTEE

Section 7.01 Duties of Trustee.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

                  (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

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                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liabilities for its own gross negligent action, its own gross negligent failure to act, or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), and (c) of this Section 7.01.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuers. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or documents.

Section 7.02      Rights of Trustee.

         (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.


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         (b) Before the Trustee acts or refrains from acting, it may require an
Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

         (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from either of the Issuers shall be sufficient if signed by an Officer of such Issuer.

         (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

         (g) The Trustee shall not be charged with knowledge of any Default or Event of Default unless either (i) a Responsible Officer of the Trustee shall have actual knowledge of such Default or Event of Default or (ii) written notice of such Default or Event of Default shall have been given to the Trustee by the Issuers or any Holder.

Section 7.03      Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuers or any Affiliate of the Issuers with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11.

Section 7.04      Trustee's Disclaimer.

         The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuers' use of the proceeds from the Notes or any money paid to the Issuers or upon

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

the Issuers' direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

Section 7.05      Notice of Defaults.

         If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after the Trustee acquires knowledge thereof. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

Section 7.06      Reports by Trustee to Holders of the Notes.

         Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes of each series a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

         A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA ss. 313(d). The Issuers shall promptly notify the Trustee when the Notes are listed on any stock exchange.

Section 7.07      Compensation and Indemnity.

         The Issuers shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuers shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Issuers shall, jointly and severally, indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and

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

expenses of enforcing this Indenture against the Issuers (including this Section 7.07) and defending itself against any claim (whether asserted by the Issuers or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its gross negligence or willful misconduct. The Trustee shall notify the Issuers promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuers shall not relieve the Issuers of their obligations hereunder. The Issuers shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Issuers shall pay the reasonable fees and expenses of such counsel. The Issuers need not pay for any settlement made without their consent, which consent shall not be unreasonably withheld.

         The obligations of the Issuers this Section 7.07 shall survive resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

         To secure the Issuers' payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(g) or (h) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

         The Trustee shall comply with the provisions of TIA ss. 313(b)(2) to the extent applicable.

Section 7.08      Replacement of Trustee.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

         The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Issuers. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Issuers in writing. The Issuers may remove the Trustee if:

         (a) the Trustee fails to comply with Section 7.10;

         (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;



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         (c) a custodian or public officer takes charge of the Trustee or its property; or

         (d) the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuers shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Issuers.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuers, or the Holders of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee, after written request by any Holder of Notes who has been a Holder for at least six months, fails to comply with Section 7.10, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee; provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section
7.07. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Issuers' obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

Section 7.09      Successor Trustee by Merger, etc.

         If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

Section 7.10      Eligibility; Disqualification.

         There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.


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         This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

Section 7.11      Preferential Collection of Claims Against the Issuers.

         The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                   ARTICLE 8

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01      Option to Effect Legal Defeasance or Covenant Defeasance.

         The Issuers may, at the option of their respective Boards of Directors evidenced by a resolution set forth in an Officers' Certificate of each of the Issuers, at any time, elect to have either Section 8.02 or 8.03 be applied to all outstanding Notes of any series upon compliance with the conditions set forth below in this Article 8.

Section 8.02      Legal Defeasance and Discharge.

         Upon the Issuers' exercise under Section 8.01 of the option applicable to this Section 8.02, the Issuers shall, subject to the satisfaction of the conditions set forth in Section 8.04, be deemed to have been discharged from their obligations with respect to all outstanding Notes of the series with respect to which the Issuers have exercised the option under Section 8.01 on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Issuers shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes of such series, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all their other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Issuers, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder:

         (a) the rights of Holders of outstanding Notes of such series to receive payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due from the trust referred to below;

         (b) the Issuers' obligations with respect to the Notes of such series concerning issuing temporary Notes, registration of Notes, mutilated, destroyed, lost or stolen Notes


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and the maintenance of an office or agency for payment and money for security payments held in trust;

         (c) the rights, powers, trusts, duties and immunities of the Trustee and the Issuers' obligations in connection therewith; and

         (d) the Legal Defeasance provisions of this Indenture;

         Subject to compliance with this Article 8, the Issuers may exercise their option under this Section 8.02 notwithstanding the prior exercise of their option under Section 8.03.

Section 8.03      Covenant Defeasance.

         Upon the Issuers' exercise under Section 8.01 of the option applicable to this Section 8.03, the Issuers shall, subject to the satisfaction of the conditions set forth in Section 8.04, be released from their obligations under the covenants contained in Article 5 and Sections 4.03, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.16, 4.17 and 4.19 with respect to the outstanding
Notes of the series with respect to which the Issuers have exercised the option under Section 8.01 on and after the date the conditions set forth in Section
8.04 are satisfied (hereinafter, "Covenant Defeasance"), and the Notes of such series shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes of such series, the Issuers may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default with respect to Notes of such series under Section 6.01, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Issuers' exercise under Section 8.01 of the option applicable to this Section 8.03, subject to the satisfaction of the conditions set forth in Section 8.04, Sections 6.01(c) through 6.01(f) shall not constitute Events of Default with respect to Notes of such series.

Section 8.04      Conditions to Legal or Covenant Defeasance.

         The following shall be the conditions to the application of either
Section 8.02 or 8.03 to the outstanding Notes of any series:

         In order to exercise either Legal Defeasance or Covenant Defeasance:


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         (1) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Notes of such series, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the outstanding Notes of such series on the stated maturity or on the applicable redemption date, as the case may be, and the Company must specify whether the Notes of such series are being defeased to maturity or to a particular redemption date;

         (2) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders of the outstanding Notes of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

         (3) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes of such series will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

         (4) no Default or Event of Default with respect to the Notes of such series shall have occurred and be continuing either: (a) on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit); or (b) or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

         (5) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Indenture) to which the Company or any of the Restricted Subsidiaries is a party or by which the Company or any of the Restricted Subsidiaries is bound;

         (6) the Company must have delivered to the applicable Trustee an opinion of counsel to the effect that after the 91st day assuming no intervening bankruptcy, that no Holder is an insider of either of the Issuers following the deposit and that such deposit would not be deemed by a court of competent jurisdiction a transfer for the benefit of either Issuer in its capacity as such, the trust funds will not be subject to the effect of any


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

applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

         (7) the Company must deliver to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Notes of such series over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

         (8) the Company must deliver to the Trustee an Officers' Certificate and an opinion of counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

         Notwithstanding the foregoing, the opinion of counsel required by clause (2) above with respect to a Legal Defeasance need not be delivered if all Notes not theretofore delivered to the Trustee for cancellation (i) have become due and payable or (ii) will become due and payable on the maturity date within one year, by their terms or under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuers.

Section 8.05 Deposited Money and Government Securities to Be Held in Trust; Other Miscellaneous Provisions.

         Subject to Section 8.06, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 in respect of the outstanding Notes of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuers acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Issuers shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes of such series.

         Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuers from time to time upon the request of the Issuers any money or non-callable Government Securities held by it as provided in Section 8.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion


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

delivered under Section 8.04(a)), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 8.06      Repayment to Issuers.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Issuers, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Issuers on their request or (if then held by the Issuers) shall be discharged from such trust; and the Holder of such Note shall thereafter look only to the Issuers for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuers as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuers cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining shall be repaid to the Issuers.

Section 8.07      Reinstatement.

         If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 8.02 or 8.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuers' obligations under this Indenture with respect to the particular series and the Notes of such series, shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03, as the case may be; provided, however, that, if the Issuers make any payment of principal of, premium, if any, or interest on any Note following the reinstatement of their obligations, the Issuers shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.


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                                   ARTICLE 9

                        AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01      Without Consent of Holders of Notes.

         Notwithstanding Section 9.02 of this Indenture, the Issuers and the Trustee may amend or supplement this Indenture or the Notes of any series without the consent of any Holder of a Note:

         (a) to cure any ambiguity, defect or inconsistency;

         (b) to provide for uncertificated Notes in addition to or in place of certificated Notes;

         (c) to provide for or confirm the issuance of Additional Notes;

         (d) to provide for the assumption of either Issuer's obligations to Holders of Notes in the case of a merger or consolidation or sale of all or substantially all of the assets of such Issuer pursuant to Article 5;

         (e) to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not adversely affect the legal rights under this Indenture of any Holder;

         (f) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA or otherwise as necessary to comply with applicable law; or

         (g) to establish the terms of Notes of any series as permitted by
Section 2.01.

         Upon the request of the Issuers accompanied by a resolution of their respective Boards of Directors authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section 7.02, the Trustee shall join with the Issuers in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

Section 9.02      With Consent of Holders of Notes.

         Except as provided below in this Section 9.02, this Indenture (including Sections 4.11 and 4.16) or the Notes may be amended or supplemented with the consent of the



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Holders of at least a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or a tender offer or exchange offer for, Notes) and, subject to Sections 6.04 and 6.07, any existing Default or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or a tender offer or exchange offer for, Notes). Section 2.08 shall determine which Notes are considered to be "outstanding" for purposes of this Section 9.02.

         Upon the request of the Issuers accompanied by a resolution of their respective Boards of Directors authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.02, the Trustee shall join with the Issuers in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture directly affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

         It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07, the Holders of a majority in aggregate principal amount of the Notes then outstanding may waive compliance in a particular instance by the Issuers with any provision of this Indenture or the Notes. However, without the consent of each Holder affected, an amendment, supplement or waiver under this Section 9.02 may not (with respect to any Notes held by a non-consenting Holder):

         (a) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

         (b) reduce the principal of or change the fixed maturity of any Note or alter the payment provisions with respect to the redemption of any Note (other than provisions relating to Sections 4.11 and 4.16);

         (c) reduce the rate of or extend the time for payment of interest on any Note;

         (d) waive a Default or Event of Default in the payment of principal of, or premium, if any, or interest on any Note (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration);

         (e) make any Note payable in money other than that stated in the Notes;

         (f) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Notes to receive payments of principal of, or premium, if any, or interest on the Notes;

         (g) waive a redemption payment with respect to any Note (other than a payment required by one of the covenants described in Sections 4.11 and 4.16); or

         (h) make any change in this Section 9.02.

Section 9.03      Compliance with Trust Indenture Act.

         Every amendment or supplement to this Indenture or the Notes shall be set forth in a amended or supplemental Indenture that complies with the TIA as then in effect.

Section 9.04      Revocation and Effect of Consents.

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

Section 9.05      Notation on or Exchange of Notes.

         The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Issuers in exchange for all Notes may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Notes that reflect the amendment, supplement or waiver.

         Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

Section 9.06      Trustee to Sign Amendments, etc.

         The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Issuers may not sign an amendment or supplemental indenture until their respective Boards of Directors approve it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01) shall be fully protected in relying upon, in addition to the documents required by Section 10.04, an Officer's Certificate and an Opinion of Counsel, in each case from each of the Issuers, stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

                                   ARTICLE 10

                                  MISCELLANEOUS

Section 10.01     Trust Indenture Act Controls.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss. 318(c), the imposed duties shall control.

Section 10.02     Notices.

         Any notice or communication by the Issuers or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

         If to the Issuers:

     c/o Charter Communications Holdings, LLC
     12444 Powerscourt Drive, Suite 100
     St. Louis, Missouri  63131
     Telecopier No.: (314) 965-8793
     Attention:  Secretary

     With a copy to:

     Irell & Manella
     1800 Avenue of the Stars
     Suite 900
     Los Angeles, California 90067
     Telecopier No.: (310) 556-5393
     Attention:  Meredith Jackson, Esq.

         If to the Trustee:

     _________________
     Telecopier No.:  _________________
     Attention:  _________________

         The Issuers or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

         All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Issuers mail a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

Section 10.03     Communication by Holders of Notes with Other Holders of Notes.

         Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Issuers, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

Section 10.04     Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Issuers to the Trustee to take any action under this Indenture, the Issuers shall furnish to the Trustee:

         (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

         (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

Section 10.05     Statements Required in Certificate or Opinion.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall comply with the provisions of TIA ss. 314(e) and shall include:

         (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

         (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

Section 10.06     Rules by Trustee and Agents.

         The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 10.07 No Personal Liability of Directors, Officers, Employees, Members and Stockholders.

         No director, officer, employee, incorporator, member or stockholder of the Issuers, as such, shall have any liability for any obligations of the Issuers under the Notes, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

Section 10.08     Governing Law.

         THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE NOTES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR ANY GUARANTEE.

Section 10.09     No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Issuers or their Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 10.10     Successors.

         All agreements of the Issuers in this Indenture and the Notes, as the case may be, shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

Section 10.11     Severability.

         In case any provision in this Indenture or the Notes, as the case may be, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 10.12     Counterpart Originals.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 10.13     Table of Contents, Headings, etc.

         The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions.

                                   ARTICLE 11

                           SATISFACTION AND DISCHARGE

Section 11.01     Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect with respect to Notes of any series (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Issuers, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Notes, when

         (1) either

                  (A) all such Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuers and thereafter repaid to the Issuers or discharged from such trust) have been delivered to the Trustee for cancellation; or

                  (B) all Notes of such series not theretofore delivered to the Trustee for cancellation

                             (i) have become due and payable, or

                             (ii) will become due and payable at their Stated
                  Maturity within one year, or

                             (iii) are to be called for redemption within one
                  year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuers,

         and the Issuers, in the case of (i), (ii) or (iii) above, have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the maturity or redemption thereof, as the case may be;

         (2) the Issuers have paid or caused to be paid all other sums payable hereunder by the Issuers; and

         (3) each of the Issuers have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article 11, the obligations of the Issuers to the Trustee under Section 7.07, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 11.02 shall survive.

Section 11.02     Application of Trust Money.

         All money deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.





                         [Signatures on following page]

                                   SIGNATURES

                                    CHARTER COMMUNICATIONS HOLDINGS, LLC, as
                                      an Issuer

                                    By
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    CHARTER COMMUNICATIONS HOLDINGS
                                      CAPITAL CORPORATION, as an Issuer


                                    By
                                        ----------------------------------------
                                        Name:
                                        Title:


                                                        , as Trustee
                                    --------------------


                                    By
                                        ----------------------------------------
                                        Name:
                                        Title:

Dated as of          , 2000
            ---------

                                                                       EXHIBIT A



                                 [Face of Note]

                           CUSIP NO. [_______________]

                      _____% Rollover Senior Notes Due 2010

                                       No.

                               $[________________]

                      CHARTER COMMUNICATIONS HOLDINGS, LLC

                                       and

               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION

promise to pay to  _________________________________________________________

or registered assigns,

the principal amount of  _____________________________________ Dollars

($______________________________) on __________, 2010.

Interest Payment Dates: _________________

Record Dates: _________________

Subject to Restrictions set forth in this Note.

Dated:______________

         CHARTER COMMUNICATIONS HOLDINGS, LLC


         By_____________________________________
         Name:
         Title:


         By_____________________________________
         Name:
         Title:

         CHARTER COMMUNICATIONS HOLDINGS
         CAPITAL CORPORATION


         By:_____________________________________
         Name:
         Title:


         By:_____________________________________
         Name:
         Title:

This is one of the Notes referred to in the within-mentioned Indenture:


___________________________
  as Trustee


By: __________________________________
Authorized Signatory

                                 [Back of Note]

                      _____% Rollover Senior Notes Due 2010

"THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.07 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(A) OF THE INDENTURE,
(III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE ISSUERS."(1)

"THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT SUBJECT TO THE CERTIFICATION AND DELIVERY REQUIREMENTS OF THE INDENTURE GOVERNING THE NOTES, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."(2)

(1) This paragraph should be included only if the Note is issued in global form.

(2) This paragraph should be removed upon the registration of the Notes pursuant to the terms of the Registration Rights Agreement.

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

         1. INTEREST. Charter Communications Holdings, LLC, a Delaware limited liability company (the "Company"), and Charter Communications Holdings Capital Corporation, a Delaware corporation ("Charter Capital" and, together with the Company, the "Issuers"), promise to pay interest on the principal amount of this Note at the Applicable Interest Rate from_______, ____ until maturity. The Applicable Interest Rate on the Notes is subject to increase pursuant to the provisions of the Registration Rights Agreement. The Issuers will pay interest semi-annually in arrears on _______________ and of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be _____________. The Issuers shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; they shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2. METHOD OF PAYMENT. The Issuers shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the ________________ or ________________ next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in
Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuers maintained for such purpose within or without the City and State of New York, or, at the option of the Issuers, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuers or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         3. PAYING AGENT AND REGISTRAR. Initially, ______________ , the Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuers may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

         4. INDENTURE. The Issuers issued the Notes under an Indenture dated as of _________, 2000 (the "Indenture") between the Issuers and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

         5. OPTIONAL REDEMPTION.

         (a) The Issuers shall not have the option to redeem the Notes prior to the date that is the fifth anniversary date of the initial borrowings under the Senior Bridge Loan Agreement. Thereafter, the Issuers shall have the option to redeem the Notes, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on __________ of the years indicated below:


                    Year                                Percentage
                    ----                                ----------
         2005                                              ______%
         2006                                              ______%
         2007                                              ______%
         2008 and thereafter                              100.000%


         6. MANDATORY REDEMPTION.

         Except as otherwise provided in Paragraph 7 below, the Issuers shall not be required to make mandatory redemption payments with respect to the Notes.

         7. REPURCHASE AT OPTION OF HOLDER.

         (a) If there is a Change of Control, the Issuers shall make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 10 days following any Change of Control, the Issuers shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase Notes on the Change of Control Payment Date specified in such notice, pursuant to the procedures required by the Indenture and described in such notice.

         (b) If the Company or a Restricted Subsidiary consummates any Asset Sale, when the aggregate amount of Excess Proceeds exceeds $25.0 million, the Issuers shall commence an offer (an "Asset Sale Offer") pursuant to Section 4.11 of the Indenture to all Holders of Notes and all holders of other Indebtedness that is pari passu with the Notes containing provisions requiring offers to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of Notes and such other pari passu Indebtedness that may be purchased out of the Excess Proceeds (which amount includes the entire amount of the Net Proceeds). The offer price in any Asset Sale Offer will be payable in cash and equal to 100% of principal amount plus accrued and unpaid interest, if any, to the date of purchase. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes and such other pari passu Indebtedness tendered into such Asset Sale Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other pari passu Indebtedness to be purchased on a pro rata basis. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

         8. NOTICE OF REDEMPTION. Notice of redemption will be mailed by first class mail at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notices of redemption may not be conditional. No Notes of $1,000 or less may be redeemed in part. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

         9. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuers may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The

Issuers need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuers need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

         10. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

         11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Without the consent of any Holder of a Note, the Issuers and the Trustee may amend or supplement the Indenture or the Notes to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of an Issuers' obligations to Holders of Notes in the case of a merger or consolidation or sale of all or substantially all of the assets of either Issuer to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA or otherwise as necessary to comply with applicable law.

         12. DEFAULTS AND REMEDIES. Each of the following is an Event of
Default: (i) default for 30 days in the payment when due of interest on the Notes, (ii) default in payment when due of the principal of or premium, if any, on the Notes, (iii) failure by the Company or any of its Restricted Subsidiaries to comply with Sections 4.16 and 5.01 of the Indenture, (iv) failure by the Company or any of its Restricted Subsidiaries for 30 days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% of the principal amount of the Notes outstanding to comply with any of their other covenants or agreements in the Indenture, (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists or is created after the date of the Indenture, if that default: (a) is caused by a failure to pay at final stated maturity the principal amount of such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default"); or (b) results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $100 million or more, (vi) failure by the Company or any of its Restricted Subsidiaries to pay final judgments which are non-appealable aggregating in excess of $100 million (net of applicable insurance which has not been denied in writing by the insurer), which judgments are not paid, discharged or stayed for a period of 60 days or (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. In the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company, all outstanding Notes will become due and payable without further action or notice. If any other Event of Default occurs and is continuing, the Trustee by notice to the Issuers or the Holders of at least 25% in principal amount of the then outstanding Notes by notice to the Issuers and the Trustee may declare all the Notes to be due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture. Upon becoming aware of any Default or Event of Default, the Company is required to deliver to the Trustee a statement specifying such Default or Event of Default.

         13. TRUSTEE DEALINGS WITH ISSUERS. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuers or their Affiliates, and may otherwise deal with the Issuers or their Affiliates, as if it were not the Trustee.

         14. NO RECOURSE AGAINST OTHERS. A director, officer, employee, incorporator, member or stockholder of either of the Issuers, as such, shall not have any liability for any obligations of the Issuers under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

         15. GOVERNING LAW. This Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflict of laws. Each of the parties hereto and the holders agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Note.

         16. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         18. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in any Registration Rights Agreement.

         19. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuers have caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
c/o Charter Communications, Inc.
12444 Powerscourt Drive
Suite 100
St. Louis, Missouri  63131
Attention:  Secretary
Telecopier No.: (314) 965-0555

                                 ASSIGNMENT FORM

      To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: __________________________________
                                                (Insert assignee's legal name)

________________________________________________________________________________
  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint _____________________________________________________ to
transfer this Note on the books of the Issuers. The agent may substitute another to act for him.

Date:______________________________

      Your Signature:___________________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

      Signature Guarantee*:_____________________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Note purchased by the Issuers pursuant to Section 4.11 or 4.16 of the Indenture, check the appropriate box below:

     |_| Section 4.11        |_| Section 4.16

     If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.11 or Section 4.16 of the Indenture, state the amount you elect to have purchased:

$________________________

Date:____________________

     Your Signature:___________________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

     Tax Identification No.:___________________________________________________

     Signature Guarantee*:_____________________________________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

         The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:


                                                                   Principal Amount of
                                              Amount of increase     this Global Note
                         Amount of decrease      in Principal         following such        Signature of authorized
                        in Principal Amount     Amount of this         decrease (or       officer of Trustee or Note
   Date of Exchange     of this Global Note       Global Note           increase)                  Custodian
   ----------------     -------------------   ------------------   -------------------    --------------------------
















                                                                       EXHIBIT B



                         FORM OF CERTIFICATE OF TRANSFER

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
c/o Charter Communications, Inc.
12444 Powerscourt Drive, Suite 100
St. Louis, Missouri  63131

[Name and Address of Trustee]

         Re:  ____% Rollover Senior Notes Due 2010

         Reference is hereby made to the Indenture, dated as of_________, 2000 (the "Indenture"), among Charter Communications Holdings, LLC (the "Company") and Charter Communications Holdings Capital Corporation ("Charter Capital" and, together with the Company, the "Issuers"), and _____________, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         ___________________ (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $ _____________________________ in such Note[s] or interests (the "Transfer"), to ___________________________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

         1. |_| Check if Transferee will take delivery of a beneficial interest in the Rule 144A Global Note or a Definitive Note Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Rule 144A Global Note and/or the Definitive Note and in the Indenture and the Securities Act.

         2. |_| Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Note or a Definitive Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act and (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Definitive Note and in the Indenture and the Securities Act. If the Transfer of the beneficial interest occurs prior to the expiration of the 40-day distribution compliance period set forth in Regulation S, the transferred beneficial interest will be held immediately thereafter through Euroclear or Clearstream.

         3. |_| Check and complete if Transferee will take delivery of a beneficial interest in a Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

         (a) |_| such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

         (b) |_| such Transfer is being effected to the Company or a subsidiary thereof; or

         (c) |_| such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act; or

         (d) |_| such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the

Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Note and/or the Definitive Notes and in the Indenture and the Securities Act.

         4. |_| Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

         (a) |_| Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

         (b) |_| Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

         (c) |_| Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers.

___________________________________________________
              [Insert Name of Transferor]



By_________________________________________________
   Name:
   Title:

Dated:_____________________________________________

                       ANNEX A TO CERTIFICATE OF TRANSFER

1. The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

         (a)      |_|  a beneficial interest in the:

                  (i)  |_| Rule 144A Global Note (CUSIP __________), or

                  (ii) |_| Regulation S Global Note (CUSIP _________), or

         (b)      |_|  a Restricted Definitive Note.

2. After the Transfer the Transferee will hold:

[CHECK ONE]

         (a)      |_|   a beneficial interest in the:

                  (i)  |_| Rule 144A Global Note (CUSIP __________), or

                  (ii) |_| Regulation S Global Note (CUSIP _________), or

                  (iii)|_| Unrestricted Global Note (CUSIP _________); or

         (b)      |_|  a Restricted Definitive Note; or

         (c)      |_|  an Unrestricted Definitive Note,

in accordance with the terms of the Indenture.

                                                                       EXHIBIT C


                         FORM OF CERTIFICATE OF EXCHANGE

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
c/o Charter Communications, Inc.
12444 Powerscourt Drive, Suite 100
St. Louis, Missouri  63131

[Name and Address of Trustee]

         Re:  _____% Rollover Senior Notes Due 2010

                         (CUSIP ______________________)

         Reference is hereby made to the Indenture, dated as of ___________, 2000 (the "Indenture"), among Charter Communications Holdings, LLC (the "Company") and Charter Communications Holdings Capital Corporation ("Charter Capital" and, together with the Company, the "Issuers"), and [Name of Trustee], as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         __________________________ (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________________________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

         1. Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note

         (a) |_| Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States. If the Exchange is from beneficial interest in a Regulation S Global Note to beneficial interest in an Unrestricted Global Note, the Owner further certifies that it is either (x) a non-U.S. Person to whom Notes could be transferred in accordance with Regulation S or (y) a U.S. Person who purchased Notes in a transaction that did not require registration under the Securities Act.

         (b) |_| Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         (c) |_| Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States. If the Exchange is from beneficial interest in a Regulation S Global Note to an Unrestricted Definitive Note, the Owner further certifies that it is either (x) a non-U.S. Person to whom Notes could be transferred in accordance with Regulation S or (y) a U.S. Person who purchased Notes in a transaction that did not require registration under the Securities Act.

         (d) |_| Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

         2. Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes

         (a) |_| Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. If the Exchange is from beneficial interest in a Regulation S Global Note to a Restricted Definitive Note, the Owner further certifies that it is either (x) a non-U.S. Person to whom Notes could be transferred in accordance with Regulation S or (y) a U.S. Person who purchased Notes in a transaction that did not require registration under the Securities Act. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

         (b) Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the [CHECK ONE] |_| Rule 144A Global Note or |_| Regulation S Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Issuers.

_____________________________________________________
              [Insert Name of Transferor]

By___________________________________________________
   Name:
   Title:

Dated:_______________________________________________

                                                                       EXHIBIT D



                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
c/o Charter Communications, Inc.
12444 Powerscourt Drive, Suite 100
St. Louis, Missouri  63131

[Name and Address of Trustee]

         Re:  ____% Rollover Senior Notes Due 2010

         Reference is hereby made to the Indenture, dated as of ______________, 2000 (the "Indenture"), among Charter Communications Holdings, LLC (the "Company") and Charter Communications Holdings Capital Corporation ("Charter Capital" and, together with the Company, the "Issuers"), and [Name of Trustee], as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         In connection with our proposed purchase of $____________ aggregate principal amount of:

         (a)   |_|   a beneficial interest in a Global Note, or

         (b)   |_|   a Definitive Note,

we confirm that:

         1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

         2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the

Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

         3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Issuers such certifications, legal opinions and other information as you and the Issuers may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

         4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

         5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         You and the Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

____________________________________________
           [Insert Name of Transferor]

By__________________________________________
    Name:
    Title:

Dated:______________________________________






                                      D-2